As filed with the Securities and Exchange Commission on November 30, 2016

Registration No. 2-28174

Investment Company Act File No. 811-01597

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No. ___ ☐

Post-Effective Amendment No. 104 ☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☒

AMENDMENT NO. ______ ☒

STEWARD FUNDS, INC.

(Exact Name of Registrant as Specified in Charter)

3700 W. Sam Houston Parkway South, Suite 250, Houston TX 77042

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code (713) 260-9000

David J. Harris, Esq.

Dechert LLP

1900 K Street, N.W.

Washington, DC 20006

(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b).
☐	on (date) pursuant to paragraph (b).
☐	60 days after filing pursuant to paragraph (a)(i).
☐	on (date) pursuant to paragraph (a)(i).
☒	75 days after filing pursuant to paragraph (a)(ii).
☐	on (date) pursuant to paragraph (a)(ii) of Rule 485.

If appropriate, check the following box:

☐	The post-effective amendment designates a new effective date for a previously-filed post-effective amendments.

[DATE]

PROSPECTUS

FAITH-BASED SCREENED FUNDS

Steward Large Cap Enhanced Index Fund
Individual Class	SEEKX
Institutional Class	SEECX

Steward Small-Mid Cap Enhanced Index Fund
Individual Class	TRDFX
Institutional Class	SCECX

Steward Global Equity Income Fund
Individual Class	SGIDX
Institutional Class	SGISX

Steward International Enhanced Index Fund
Individual Class	SNTKX
Institutional Class	SNTCX

Steward Select Bond Fund
Individual Class	SEAKX
Institutional Class	SEACX

The Securities and Exchange Commission has not approved or disapproved the shares described in this Prospectus or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

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STEWARD FUNDS

Steward Large Cap Enhanced Index Fund
Steward Small-Mid Cap Enhanced Index Fund
Steward Global Equity Income Fund
Steward International Enhanced Index Fund
Steward Select Bond Fund

PROSPECTUS

[DATE]

The Securities and Exchange Commission has not approved or disapproved the shares described in this Prospectus or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

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  TABLE OF CONTENTS

THE STEWARD FUNDS

FOR MORE INFORMATION

Back Cover

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STEWARD LARGE CAP ENHANCED INDEX FUND
Individual Class and Institutional Class

Investment Objective:  To provide long-term capital appreciation.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)
	Individual Class	Institutional Class
Maximum sales charge (load) imposed on purchases	0.00%	0.00%
Maximum deferred sales charge	0.00%	0.00%
Maximum sales charge (load) imposed on reinvested dividends and other distributions	0.00%	0.00%
Maximum account fee (imposed on any account that has been open for at least a year and has a net asset value of less than $200)	$12.00	$12.00

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
	Individual Class	Institutional Class
Management fees	0.15%	0.15%
Distribution (12b-1) fees	0.25%	None
Other expenses	0.42%	0.33%
Total annual Fund operating expenses	0.82%	0.48%

Example

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

•	You invest $10,000 for the periods shown;
•	Your investment has a 5% return each year; and
•	The Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Individual Class	$84	$262	$455	$1,014
Institutional Class	$49	$154	$269	$604

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 91% of the average value of its portfolio.

Principal Investment Strategies

The Fund is not a passively managed index Fund. The Fund pursues its objective by seeking to enhance its performance over that of its primary benchmark index by 1) changing the relative weighting in the Fund’s portfolio of growth versus value style securities in the index (style tilt) and 2) utilizing computer-aided, quantitative analysis of valuation, growth, dividend yield, industry and other factors to attempt to compensate for the exclusion of certain index securities due to the Fund’s socially responsible investment policies. Under normal circumstances, the Fund will invest at least 80% of its assets in the securities of companies included in the Fund’s benchmark.* The Fund’s benchmark index is a widely recognized broad-based large cap index, as designated by the Fund’s Board of Directors (“Board”) from time to time, and is the same index identified in the Average Annual Total Returns table, below. The Fund’s investments are allocated in an attempt to match the characteristics of a blend of the benchmark and varied weightings from time to time of two indices that are subcomponents of the benchmark: a large cap growth index and a large cap value index. Under normal circumstances, the Fund will invest at least 80% of its assets in securities of large cap companies.* Large cap companies are defined by the market capitalization range of the Fund’s benchmark index from time to time. For the Fund’s current benchmark index, this market capitalization range, as of October 31, 2016 is $3.921 billion to $605.430 billion.

The companies included in the benchmark index represent a broad spectrum of the U.S. economy and are generally U.S. issuers. In addition to its investment in securities of companies included in the benchmark index, the Fund may invest up to 5% of its total assets in securities of non-U.S. issuers not generally included in the benchmark index. Also, the Fund may not invest more than 2% of its total assets in securities of companies in emerging market countries. In the event of changes to the companies included in the benchmark index, changes in the portfolio manager’s evaluation of the relative performance of growth versus value style securities, or the development of a material misweighting, the portfolio manager will rebalance the portfolio in an attempt to match the characteristics of a blend of its benchmark index and varied weighting from time to time of two indices that are subcomponents of the benchmark: a large cap growth index and a large cap value index. Because the Fund uses its best efforts to avoid investments in companies that do not pass the socially responsible screening criteria, it will divest itself, in a timely manner, of securities that are subsequently added to the list of prohibited securities.

Socially Responsible Investing.  The Fund uses its best efforts to avoid investing in companies that are materially involved with pornography, abortion, alcohol, gambling or tobacco, although it may invest up to 5% of its total assets in certain collective investment vehicles or derivatives that may include prohibited companies.

*	The 80% is measured as of the time of investment and is applied to the value of the Fund’s net assets plus the amount of any borrowings for investment purposes. For purposes of this limit, investments include those made directly or through other investment companies that have substantially similar 80% policies. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy.

Principal Risks of Investing in the Fund

Investment in the Fund involves risk and your investment may lose money. The common stocks in which the Fund invests will rise and fall in response to factors affecting the particular company, its industry or general market or economic conditions. The Fund’s estimate of the intrinsic value of “value” stocks may not be realized. Its “growth” stocks may not pay dividends that could cushion prices in a market decline. The Fund’s socially responsible investment policies may cause it to lose the advantage of certain investment opportunities. The Fund’s investments in non-U.S. securities expose it to risks of political and financial instability, currency exchange rate fluctuations, possible greater price volatility and less liquidity, lack of uniform accounting standards, less government regulation, delays in transaction settlement and more limited information. These risks are greater in emerging market countries. If the Fund invests substantially in money market instruments for temporary defensive purposes, its potential returns could be reduced.

Performance

The following tables provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The Calendar Year Total Returns table shows performance year by year since the Fund’s inception (Institutional Class is shown; returns for Individual Class will be different.) Updated performance information is available on the Fund’s website at www.stewardmutualfunds.com.

INSTITUTIONAL CLASS CALENDAR YEAR TOTAL RETURNS

Steward Large Cap Enhanced Index Fund

Year-by-year total return as of 12/31 each year (%)
Institutional Class Shares

50%
40%
30%
20%
10%
0%
-10%
-20%
-30%
-40%
-50%
13.50%
5.21%
-39.27%
37.06%
18.56%
0.17%
16.43%
36.68%
13.12%
-1.91%
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015

Best Quarter, 2nd Quarter 2009	20.86%
Worst Quarter, 4th Quarter 2008	-24.07%
Year-To-Date Return, 2nd Quarter 2016	2.98%

The following table illustrates the impact of taxes on the Fund’s returns (Institutional Class is shown; returns for Individual Class will be different). After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns depend on your own tax situation and may be different from those shown. This information does not apply if your Fund shares are held in a tax-deferred account such as an individual retirement account or 401(k) plan.

AVERAGE ANNUAL TOTAL RETURNS	For the periods ended December 31, 2015
	1 Year	5 Years	10 Years
Return Before Taxes	-1.91%	12.08%	7.62%
Return After Taxes on Distributions	-5.73%	10.23%	6.33%
Return After Taxes on Distributions and Sale of Fund Shares	1.84%	9.59%	6.11%
Standard & Poor’s 500 Index (reflects no deduction for fees, expenses or taxes)	1.38%	12.57%	7.31%

MANAGEMENT

Capstone Asset Management Company (“CAMCO”) is the Fund’s investment adviser. The Fund’s co-portfolio managers are John Wolf, Mel Cody, and Zachary Wehner. Mr. Wolf is the Managing Director – Equity Investments and Mr. Cody is a Senior Portfolio Manager of CAMCO. Mr. Wehner is a Portfolio Manager of CAMCO. Mr. Wolf has served as the Fund’s portfolio manager since 2004. Mr. Cody was approved as co-portfolio manager effective March 13, 2012. Mr. Wehner has served as the Fund’s co-portfolio manager since August 2016. Day to day management of the Fund is carried out by Mssrs. Cody and Wehner with Mr. Wolf acting in a supervisory capacity.

For important information about purchase and sale of Fund shares, please turn to “Minimum Investment,” page 22, and “Sale of Fund Shares,” page 22. For tax information, please turn to “Tax Information,” page 22. For important information on financial intermediary compensation, please turn to “Payments to Financial Intermediaries,” page 22.

STEWARD SMALL-MID CAP ENHANCED INDEX FUND
Individual Class and Institutional Class

Investment Objective:  To provide long-term capital appreciation.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)
	Individual Class	Institutional Class
Maximum sales charge (load) imposed on purchases	0.00%	0.00%
Maximum deferred sales charge	0.00%	0.00%
Maximum sales charge (load) imposed on reinvested dividends and other distributions	0.00%	0.00%
Maximum account fee (imposed on any account that has been open for at least a year and has a net asset value of less than $200)	$12.00	$12.00

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
	Individual Class	Institutional Class
Management fees	0.15%	0.15%
Distribution (12b-1) fees	0.25%	None
Other expenses	0.45%	0.42%
Total annual Fund operating expenses	0.85%	0.57%

Example

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

•	You invest $10,000 for the periods shown;
•	Your investment has a 5% return each year; and
•	The Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Individual Class	$87	$271	$471	$1,049
Institutional Class	$58	$183	$318	$714

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 33% of the average value of its portfolio.

Principal Investment Strategies

The Fund is not a passively managed index Fund. The Fund pursues its objective by seeking to enhance its performance over that of its benchmark index by 1) changing the relative weighting in the Fund’s portfolio of growth versus value style securities in the index (style tilt) and 2) utilizing computer-aided, quantitative analysis of valuation, growth, dividend yield, industry and other factors to attempt to compensate for the exclusion of certain index securities due to the Fund’s socially responsible investment policies. Under normal circumstances, the Fund will invest at least 80% of its assets in the securities of companies included in the Fund’s benchmark.* The Fund’s benchmark index is a widely recognized broad-based small-mid cap index, as designated by the Fund’s Board of Directors (“Board”) from time to time, and is the same index identified in the Average Annual Total Returns table, below. The Fund’s investments are allocated in an attempt to match the characteristics of a blend of the benchmark and varied weightings from time to time of two indices that are subcomponents of the benchmark: a small-mid cap growth index and a small-mid cap value index. Under normal circumstances, the Fund will invest at least 80% of its assets in the securities of small- to mid-cap companies.* Small- to mid-cap companies are defined by the market capitalization range of the Fund’s benchmark index from time to time. For the Fund’s current benchmark index, this market capitalization range, as of October 31, 2016, is $79.662 million to $9.657 billion.

The companies included in the benchmark index represent a broad spectrum of the U.S. economy and are generally U.S. issuers. In addition to its investment in securities of companies included in the benchmark index, the Fund may invest up to 5% of its total assets in securities of non-U.S. issuers not generally included in the benchmark index. Also, the Fund may not invest more than 2% of its total assets in securities of companies in emerging market countries. In the event of changes to the companies included in the benchmark index, changes in the portfolio manager’s evaluation of the relative performance of growth versus value style securities, or the development of a material misweighting, the portfolio manager will rebalance the portfolio in an attempt to match the characteristics of a blend of its benchmark index and varied weighting from time to time of two indices that are subcomponents of the benchmark: a small-mid cap growth index and a small-mid cap value index. Because the Fund uses its best efforts to avoid investments in companies that do not pass the socially responsible screening criteria, it will divest itself, in a timely manner, of securities that are subsequently added to the list of prohibited securities.

Socially Responsible Investing.  The Fund uses its best efforts to avoid investing in companies that are materially involved with pornography, abortion, alcohol, gambling or tobacco, although it may invest up to 5% of its total assets in certain collective investment vehicles or derivatives that may include prohibited companies.

Principal Risks of Investing in the Fund

Investment in the Fund involves risk and your investment may lose money. The common stocks in which the Fund invests will rise and fall in response to factors affecting the particular company, its industry or general market or economic conditions. The Fund’s estimate of the intrinsic value of “value” stocks may not be realized. Its “growth” stocks may not pay dividends that could cushion prices in a market decline. The Fund’s socially responsible investment policies may cause it to lose the advantage of certain investment opportunities. The small- and

*	The 80% is measured as of the time of investment and is applied to the value of the Fund’s net assets plus the amount of any borrowings for investment purposes. For purposes of this limit, investments include those made directly or through other investment companies that have substantially similar 80% policies. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy.

mid-cap companies in which the Fund may invest may have limited track records, narrower markets, more limited managerial and financial resources and less diversified products, exposing the Fund to greater share price volatility. While all investments involve risk, microcap stocks are among the most risky. Many microcap companies are new and have no proven track record. Some of these companies have no assets, operations, or revenues. Others have products and services that are still in development or have yet to be tested in the market. Another risk that pertains to microcap stocks involves the low volumes of trades. Because many microcap stocks trade in low volumes, any size of trade can have a large percentage impact on the price of the stock. The Fund’s investments in non-U.S. securities expose it to risks of political and financial instability, currency exchange rate fluctuations, possible greater price volatility and less liquidity, lack of uniform accounting standards, less government regulation, delays in transaction settlement and more limited information. These risks are greater in emerging market countries. If the Fund invests substantially in money market instruments for temporary defensive purposes, its potential returns could be reduced.

Performance

The following tables provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The Calendar Year Total Returns table shows performance for each of the last 10 calendar years (Individual Class is shown; returns for Institutional Class will be different.) Updated performance information is available on the Fund’s website at www.stewardmutualfunds.com.

INDIVIDUAL CLASS CALENDAR YEAR TOTAL RETURNS

Steward Small-Mid Cap Enhanced Index Fund

Year-by-year total return as of 12/31 each year (%)
Individual Class Shares

50%
40%
30%
20%
10%
0%
-10%
-20%
-30%
-40%
-50%
14.66%
-2.09%
-36.22%
42.02%
27.05%
-1.63%
16.49%
37.02%
5.32%
-3.92%
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015

Best Quarter, 2nd Quarter 2009	28.76%
Worst Quarter, 4th Quarter 2008	-27.24%
Year-To-Date Return, 2nd Quarter 2016	6.13%

The following table illustrates the impact of taxes on the Fund’s returns (Individual Class is shown; returns for Institutional Class will be different). After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns depend on your own tax situation and may be different from those shown. This information does not apply if your Fund shares are held in a tax-deferred account such as an individual retirement account or 401(k) plan.

AVERAGE ANNUAL TOTAL RETURNS	For the periods ended December 31, 2015
	1 Year	5 Years	10 Years
Return Before Taxes	-3.92%	9.70%	7.46%
Return After Taxes on Distributions	-6.51%	7.64%	6.07%
Return After Taxes on Distributions and Sale of Fund Shares	-0.04%	7.74%	6.00%
Standard & Poor’s 1000 Index (reflects no deduction for fees, expenses or taxes)	-2.11%	10.92%	8.11%

MANAGEMENT

Capstone Asset Management Company (“CAMCO”) is the Fund’s investment adviser. The Fund’s co-portfolio managers are John Wolf, Mel Cody, and Zachary Wehner. Mr. Wolf is the Managing Director – Equity Investments and Mr. Cody is a Senior Portfolio Manager of CAMCO. Mr. Wehner is a Portfolio Manager of CAMCO. Mr. Wolf has served as the Fund’s portfolio manager since 1998. Mr. Cody was approved as co-portfolio manager effective March 13, 2012. Mr. Wehner has served as the Fund’s co-portfolio manager since August 2016. Day to day management of the Fund is carried out by Mssrs. Cody and Wehner with Mr. Wolf acting in a supervisory capacity.

For important information about purchase and sale of Fund shares, please turn to “Minimum Investment,” page 22, and “Sale of Fund Shares,” page 22. For tax information, please turn to “Tax Information,” page 22. For important information on financial intermediary compensation, please turn to “Payments to Financial Intermediaries,” page 22.

STEWARD GLOBAL EQUITY INCOME FUND
Individual Class and Institutional Class

Investment Objective:  To provide current income along with growth of capital.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)
	Individual Class	Institutional Class
Maximum sales charge (load) imposed on purchases	0.00%	0.00%
Maximum deferred sales charge	0.00%	0.00%
Maximum sales charge (load) imposed on reinvested dividends and other distributions	0.00%	0.00%
Maximum account fee (imposed on any account that has been open for at least a year and has a net asset value of less than $200)	$12.00	$12.00

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
	Individual Class	Institutional Class
Management fees	0.30%	0.30%
Distribution (12b-1) fees	0.25%	None
Other expenses	0.43%	0.34%
Total annual Fund operating expenses	0.98%	0.64%

Example

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

•	You invest $10,000 for the periods shown;
•	Your investment has a 5% return each year; and
•	The Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Individual Class	$100	$312	$542	$1,201
Institutional Class	$65	$205	$357	$798

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 54% of the average value of its portfolio.

Principal Investment Strategies

The Fund pursues its investment objective through investment in U.S. and non-U.S. dividend-paying stocks that have demonstrated above-median yield, positive trend in dividend payouts and favorable earnings growth. The Fund invests primarily in common stocks of companies that represent a broad spectrum of the global economy and a range of market capitalizations, including large-cap, mid-cap and small-cap. The Fund may also invest in other investment companies. The Fund will normally invest at least 80% of its assets in dividend-paying securities.* The Fund will generally seek to have 40% of its assets, and, under normal market conditions, no less than 30% of its assets, invested in securities of non-U.S. issuers. Its investments will normally be in the form of depositary receipts (“DRs”). The Fund’s DR investments will primarily be sponsored, but the Fund may, on occasion, invest in unsponsored DRs when appropriate sponsored DRs are not available. The Fund is a quantitatively managed portfolio. When a security fails the quantitative screening process, the security will be sold. Because the Fund uses its best efforts to avoid investing in companies that do not pass the socially responsible screening criteria, it will divest itself, in a timely manner, of securities that are subsequently added to the list of prohibited companies.

The Fund will normally invest at least 80% of its assets in equity securities.* The Fund may invest up to 80% of its total assets in securities of non-U.S. issuers and no more than 40% of its total assets in securities of companies in emerging market countries.

Socially Responsible Investing.  The Fund uses its best efforts to avoid investing in companies that are materially involved with pornography, abortion, alcohol, gambling or tobacco, although it may invest up to 5% of its total assets in certain collective investment vehicles or derivatives that may include prohibited companies.

Principal Risks of Investing in the Fund

Investment in the Fund involves risk and your investment may lose money. The common stocks in which the Fund invests will rise and fall in response to factors affecting the particular company, its industry or general market or economic conditions. The Fund’s socially responsible investment policies may cause it to lose the advantage of certain investment opportunities. The Fund’s investments in non-U.S. securities expose it to risks of political and financial instability, currency exchange rate fluctuations, possible greater price volatility and less liquidity, lack of uniform accounting standards, less government regulation, delays in transaction settlement and more limited information. These risks are greater in emerging market countries. The Fund’s investments in unsponsored DRs may involve additional expenses, legal uncertainties, less available information and delays in receipt of dividends and reports. The small- and mid-cap companies in which the Fund may invest may have limited track records, narrower markets, more limited managerial and financial resources and less diversified products, exposing the Fund to greater share price volatility. If the Fund invests substantially in money market instruments for temporary defensive purposes, its potential returns could be reduced.

*	The 80% is measured as of the time of investment and is applied to the value of the Fund’s net assets plus the amount of any borrowings for investment purposes. For purposes of this limit, investments include those made directly or through other investment companies that have substantially similar 80% policies. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy.

Performance

The following tables provide some indication of the risks of investing in the Fund by illustrating how the Fund’s average annual returns for 1 and 5 years and life of the Fund compare with those of two broad measures of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The Calendar Year Total Returns table shows performance for the Fund’s calendar years since inception (Institutional Class is shown; returns for Individual Class will be different.) Updated performance information is available on the Fund’s website at www.stewardmutualfunds.com.

INSTITUTIONAL CLASS CALENDAR YEAR TOTAL RETURNS

Steward Global Equity Income Fund

Year-by-year total return as of 12/31 each year (%)
Institutional Class Shares*

30%
25%
20%
15%
10%
5%
0%
-5%
26.06%
11.92%
5.31%
9.54%
20.74%
9.00%
-1.30%
2009
2010
2011
2012
2013
2014
2015

Best Quarter, 3rd Quarter 2009	17.75%
Worst Quarter, 1st Quarter 2009	-14.52%
Year-To-Date Return, 2nd Quarter 2016	7.24%

* Inception date was April 1, 2008

The following table illustrates the impact of taxes on the Fund’s returns (Institutional Class is shown; returns for Individual Class will be different). After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns depend on your own tax situation and may be different from those shown. This information does not apply if your Fund shares are held in a tax-deferred account such as an individual retirement account or 401(k) plan. Two indices that are broad measures of market performance are shown because the Fund’s Board of Directors has determined that both are relevant to the types of securities in which the Fund invests.

AVERAGE ANNUAL TOTAL RETURN	For the periods ended December 31, 2015
	1 Year	5 Years	Life of Fund
Return Before Taxes	-1.30%	8.42%	5.42%
Return After Taxes on Distributions	-3.13%	7.40%	4.58%
Return After Taxes on Distributions and Sale of Fund Shares	0.76%	6.67%	4.30%
Standard & Poor’s 500 Index (reflects no deduction for fees, expenses or taxes)	1.38%	12.57%	7.62%
Standard & Poor’s Global 1200 Index (reflects no deduction for fees, expenses or taxes)	-0.86%	7.83%	4.24%

MANAGEMENT

Capstone Asset Management Company (“CAMCO”) is the Fund’s investment adviser. The Fund’s co-portfolio managers are John Wolf and Mel Cody. Mr. Wolf is the Managing Director – Equity Investments and Mr. Cody is a Senior Portfolio Manager of CAMCO. Mr. Wolf has served as the Fund’s portfolio manager since 2008. Mr. Cody was appointed as the Fund’s co-portfolio manager effective March 13, 2012.

For important information about purchase and sale of Fund shares, please turn to “Minimum Investment,” page 22, and “Sale of Fund Shares,” page 22. For tax information, please turn to “Tax Information,” page 22. For important information on financial intermediary compensation, please turn to “Payments to Financial Intermediaries,” page 22.

STEWARD INTERNATIONAL ENHANCED INDEX FUND
Individual Class and Institutional Class

Investment Objective:  To provide long term capital appreciation.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)
	Individual Class	Institutional Class
Maximum sales charge (load) imposed on purchases	0.00%	0.00%
Maximum deferred sales charge	0.00%	0.00%
Maximum sales charge (load) imposed on reinvested dividends and other distributions	0.00%	0.00%
Maximum account fee (imposed on any account that has been open for at least a year and has a net asset value of less than $200)	$12.00	$12.00

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
	Individual Class	Institutional Class
Management fees	0.30%	0.30%
Distribution (12b-1) fees	0.25%	None
Other expenses	0.45%	0.35%
Total annual Fund operating expenses	1.00%	0.65%

Example

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

•	You invest $10,000 for the periods shown;
•	Your investment has a 5% return each year; and
•	The Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Individual Class	$102	$318	$552	$1,225
Institutional Class	$66	$208	$362	$810

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 11% of the average value of its portfolio.

Principal Investment Strategies

The Fund is not a passively managed index Fund. The Fund pursues its objective by seeking to enhance its performance over that of its primary benchmark index by 1) changing the relative weighting in the Fund’s portfolio of equity securities of developed market companies and of emerging market companies, and 2) utilizing computer-aided, quantitative analysis of valuation, growth, dividend yield, industry and other factors to attempt to compensate for the exclusion of certain index securities due to the Fund’s socially responsible investment policies. Under normal circumstances, the Fund will invest at least 80% of its assets in the securities of companies included in the Fund’s primary benchmark.* The Fund’s primary benchmark index is a blend of widely-recognized broad-based indexes representing both developed and emerging non-U.S. markets, as designated by the Fund’s Board of Directors (“Board”) from time to time, and is the same index identified in the Average Annual Total Returns table, below. Under normal circumstances, the Fund will invest at least 80% of its assets in the securities of non-U.S. companies.* The Fund’s investments are allocated in an attempt to match the characteristics of a blend of the primary benchmark with varied weightings from time to time of a secondary broad-based index that includes only securities of issuers in emerging market countries. An emerging market country is any country that has been determined by an international organization, such as the World Bank, to have a low to middle income economy.

Generally, at least 80% of the Fund’s total assets will be in investments in the form of depositary receipts (“DRs”) representing securities of companies located or domiciled outside of the United States.* These DRs will primarily be sponsored, but the Fund may, on occasion, invest in unsponsored DRs when appropriate sponsored DRs are not available. The Fund will invest in securities of issuers throughout the world, and, under normal conditions, substantially all its non-cash assets will be invested in securities of non-U.S. issuers. The Fund may invest up to 40% of its assets in securities of issuers in emerging market countries. If a material misweighting develops, the portfolio manager seeks to rebalance the portfolio in an attempt to match the characteristics of a blend of the primary benchmark and varied weighting from time to time of a secondary benchmark that includes only securities of issuers in emerging market countries. Because the Fund uses its best efforts to avoid investments in companies that do not pass the socially responsible screening criteria, it will divest itself, in a timely manner, of securities that are subsequently added to the list of prohibited securities.

Socially Responsible Investing.  The Fund uses its best efforts to avoid investing in companies that are materially involved with pornography, abortion, alcohol, gambling or tobacco, although it may invest up to 5% of its total assets in certain collective investment vehicles or derivatives that may include prohibited companies.

Principal Risks of Investing in the Fund

Investment in the Fund involves risk and your investment may lose money. The common stocks in which the Fund invests will rise and fall in response to factors affecting the particular company, its industry or general market or economic conditions. The Fund’s socially responsible investment policies may cause it to lose the advantage of certain investment opportunities. The Fund’s investments in non-U.S. securities expose it to risks of political and financial instability, currency exchange rate fluctuations, possible greater price volatility and less liquidity, lack of uniform accounting standards, less government regulation, delays in

*	The 80% is measured as of the time of investment and is applied to the value of the Fund’s net assets plus the amount of any borrowings for investment purposes. For purposes of this limit, investments include those made directly or through other investment companies that have substantially similar 80% policies. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy.

transaction settlement and more limited information. These risks are greater in emerging market countries. The Fund’s investments in unsponsored DRs may involve additional expenses, legal uncertainties, less available information and delays in receipt of dividends and reports. The small- and mid-cap companies in which the Fund may invest may have limited track records, narrower markets, more limited managerial and financial resources and less diversified products, exposing the Fund to greater share price volatility. If the Fund invests substantially in money market instruments for temporary defensive purposes, its potential returns could be reduced.

Performance

The following tables provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual return for 1 and 5 years and life of the Fund compares with that of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The table below shows performance of Institutional Class; returns for Individual Class will be different. Updated performance information is available on the Fund’s website at www.stewardmutualfunds.com.

INSTITUTIONAL CLASS CALENDAR YEAR TOTAL RETURNS

Steward International Enhanced Index Fund

Year-by-year total return as of 12/31 each year (%)
Institutional Class Shares*

50%
40%
30%
20%
10%
0%
-10%
-20%
-30%
-40%
-50%
15.23%
-44.18%
39.71%
7.06%
-13.20%
12.34%
9.49%
-5.34%
-11.60%
2007
2008
2009
2010
2011
2012
2013
2014
2015

Best Quarter, 2nd Quarter 2009	26.12%
Worst Quarter, 4th Quarter 2008	-24.18%
Year-To-Date Return, 2nd Quarter 2016	1.60%

* Inception date was February 28, 2006

The following table illustrates the impact of taxes on the Fund’s returns (Institutional Class is shown; returns for Individual Class will be different). After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns depend on your own tax situation and may be different from those shown. This information does not apply if your Fund shares are held in a tax-deferred account such as an individual retirement account or 401(k) plan.

AVERAGE ANNUAL TOTAL RETURNS	For the periods ended December 31, 2015
	1 Year	5 Years	Life of the Fund
Return Before Taxes	-11.60%	-2.23%	-0.18%
Return After Taxes on Distributions	-12.30%	-2.75%	-0.76%
Return After Taxes on Distributions and Sale of Fund Shares	-5.67%	-1.47%	0.09%
S&P ADR Index (reflects no deduction for fees, expenses or taxes)	-8.78%	0.93%	2.20%

MANAGEMENT

Capstone Asset Management Company (“CAMCO”) is the Fund’s investment adviser. The Fund’s co-portfolio managers are John Wolf, Mel Cody, and Zachary Wehner. Mr. Wolf is the Managing Director – Equity Investments and Mr. Cody is a Senior Portfolio Manager of CAMCO. Mr. Wehner is a Portfolio Manager of CAMCO. Mr. Wolf has served as the Fund’s portfolio manager since 2006. Mr. Cody was approved as co-portfolio manager effective March 13, 2012. Mr. Wehner has served as the Fund’s co-portfolio manager since August 2016. Day to day management of the Fund is carried out by Mssrs. Cody and Wehner with Mr. Wolf acting in a supervisory capacity.

For important information about purchase and sale of Fund shares, please turn to “Minimum Investment,” page 22, and “Sale of Fund Shares,” page 22. For tax information, please turn to “Tax Information,” page 22. For important information on financial intermediary compensation, please turn to “Payments to Financial Intermediaries,” page 22.

STEWARD SELECT BOND FUND
Individual Class and Institutional Class

Investment Objective:  To provide high current income with capital appreciation.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)
	Individual Class	Institutional Class
Maximum sales charge (load) imposed on purchases	0.00%	0.00%
Maximum deferred sales charge	0.00%	0.00%
Maximum sales charge (load) imposed on reinvested dividends and other distributions	0.00%	0.00%
Maximum account fee (imposed on any account that has been open for at least a year and has a net asset value of less than $200)	$12.00	$12.00

ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)
	Individual Class	Institutional Class
Management fees	0.25%	0.25%
Distribution (12b-1) fees	0.25%	None
Other expenses	0.45%	0.35%
Total annual Fund operating expenses	0.95%	0.60%

Example

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

•	You invest $10,000 for the periods shown;
•	Your investment has a 5% return each year; and
•	The Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Individual Class	$97	$303	$525	$1,166
Institutional Class	$61	$192	$335	$750

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 11% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in fixed income securities, including, but not limited to, corporate bonds, mortgage-backed securities and government and agency bonds and notes. These obligations may include U.S. dollar-denominated instruments issued in the U.S. by foreign banks and branches and foreign corporations. Other security types may include fixed-rate preferred stock and municipal bonds. Normally, the Fund will invest at least 80% of its assets in these types of instruments.* The Fund will invest only in securities rated investment grade (Baa3/BBB- or better) by Moody’s Investor Service or Standard & Poor’s or comparably rated by another nationally recognized statistical rating organization, or be determined to be of comparable quality (investment grade) by CAMCO at the time of purchase based on the security’s characteristics, the entity’s financial status, and any other available information. The Fund may also invest in other investment companies. The Fund will not purchase a security if, as a result, more than 15% of the Fund’s net assets would be invested in securities that would be deemed to be illiquid. Illiquid securities are likely to consist primarily of debt securities and mortgages of colleges, schools and other non-profit organizations that are not rated by nationally recognized statistical rating organization but are determined by CAMCO to be investment grade. The Fund may invest up to 5% of its total assets in U.S. dollar-denominated debt securities of non-U.S. issuers. Also, the Fund may not invest more than 2% of its total assets in U.S. dollar-denominated debt securities of companies in emerging market countries. The Fund’s investments may have fixed variable or floating interest rates, with small portions of its portfolio in cash or short-term money market instruments. The Fund may purchase instruments on a when-issued or forward commitment basis, meaning that the Fund agrees to purchase the securities at a fixed price at a future date beyond customary settlement time. In order to construct the most appropriate portfolio to realize the Fund’s objective, the Fund’s managers will seek to balance three primary portfolio characteristics of duration, yield curve structure and sector allocations. When the managers believe that future U.S. interest rates will trend to higher levels (largely, but not entirely, due to an expected increase in general economic activity producing a change in Federal Reserve Bank policy), they will create portfolio durations less than those stated for index benchmarks. When they believe that future U.S. interest rates will trend to lower levels (largely, but not entirely, due to an expected decrease in general economic activity producing a change in Federal Reserve Bank policy), they will create portfolio durations greater than those stated for index benchmarks. Except during periods of extraordinary volatility, duration levels will be targeted within eighty percent of benchmarks. Contributing to duration target decisions is a view of future inflationary price pressures which also determine Fed policymaking expectations. Other factors such as liquidity, credit concerns and relative yield levels may also direct how duration is created across sectors and may inhibit, or augment, how portfolio duration targets are selected.

Yield curve decisions as to where investments should be concentrated begin with a bias toward intermediate maturities. The core of portfolio holdings will therefore be dominated, in most instances, at the heart of the yield curve. Allocations to very short maturities or very long maturities go hand-in-hand with targeted duration decisions. When the managers believe the trend for nominal interest rates will be higher, shorter-term securities will be favored over long-dated securities to complete our portfolio’s profile. When they believe the trend for nominal interest rates will be lower, longer-term issues will be favored over shorter.

*	The 80% is measured as of the time of investment and is applied to the value of the Fund’s net assets plus the amount of any borrowings for investment purposes. For purposes of this limit, investments include those made directly or through other investment companies that have substantially similar 80% policies. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy.

Investments in U.S. Treasury issues, in lieu of agency and/or corporate issues, are generally determined by the demand for safety and liquidity of these investments. Corporate sectors are under-weighted when the managers believe that slowing economic activity will put increased stress on corporate balance sheets and produce potential credit downgrades or other credit events, resulting in widening credit yield spreads. Subject to limits of the Fund’s concentration policy, which prevents the Fund from investing 25% or more in any one industry or group of industries, corporate sectors are over-weighted when the managers believe that increasing economic activity will improve corporate balance sheets and produce potential credit upgrades or other credit events inducing the tightening credit yield spreads. Individual debt securities of any maturity may be purchased. Portfolio sales are determined in a variety of ways, including but not limited to strategic adjustments, yield enhancement replacements, current news shocks and credit deteriorations.

Socially Responsible Investing.  The Fund uses its best efforts to avoid investing in companies that are materially involved with pornography, abortion, alcohol, gambling or tobacco although it may invest up to 5% of its total assets in certain collective investment vehicles or derivatives that may include prohibited companies.

Principal Risks of Investing in the Fund

Investment in the Fund involves risk and your investment may lose money. The prices of fixed income securities in which the Fund invests will rise and fall in response to interest rate changes and changes in the credit rating, or default, of the issuer. Lower rated bonds and bonds with longer final maturities generally have higher credit risks. Variable and floating rate securities, although less sensitive to interest rate changes, may decline in value if their interest rates do not rise as quickly, or as much, as general interest rates. Also, if general market interest rates decline, the yield on these instruments will decline. Because the Fund prices its assets and determines its share value on each business day based on current market prices (see “Share Price”), a shareholder cannot avoid loss by holding a bond to maturity, as might be possible for an investor who invests in individual bonds rather than in Fund shares. Securities rated Baa3/BBB (or comparably) are considered to have speculative characteristics. Ratings also may be unreliable, due to conflicts of interest between the rating agencies and the issuers and the lag between an event requiring a rating downgrade and the actual rating downgrade. Investments in securities of U.S. government agencies and instrumentalities have varying degrees of U.S. government backing and thus have risk of loss of principal, interest or default. Actions and statements of national and international government and economic policy institutions can, among other things, affect interest rates and trading volume of debt obligations, in addition to broader economic effects. Instruments of foreign banks and branches and foreign corporations are subject to different types of regulation, accounting and recordkeeping requirements, and information about them may be harder to obtain. Dollar-denominated instruments of foreign government or government-related entities may have similar risks and may not be supported as to payment of principal and interest by the relevant government. The Fund’s socially responsible investment policies may cause it to lose the advantage of certain investment opportunities. The illiquid securities in which the Fund may invest may not be able to be sold at an advantageous time or price. To the extent securities of any one industry or group of industries comprises close to 25% of the Fund’s benchmark, the Fund may be limited in its ability to overweight with respect to that industry or industry group, due to its fundamental policy on concentration. The Fund’s mortgage-related investments also involve the risk of default, delay or reduction of interest payments, and collateral that can be illiquid. Mortgage-related securities also tend to be more sensitive to interest rate changes, since rising interest rates tend to extend these securities’ duration. If interest rates decline, mortgage-related securities may be subject to prepayment, which could reduce the Fund’s returns as it reinvests prepayment proceeds at lower rates. Mortgage-related securities are also negatively affected by declines in property values. If the Fund invests substantially in money market instruments for temporary defensive purposes, its potential returns could be reduced.

Performance

The following tables provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Each table shows performance of Institutional Class; returns for Individual Class will be different. Updated performance information is available on the Fund’s website at www.stewardmutualfunds.com ..

INSTITUTIONAL CLASS CALENDAR YEAR TOTAL RETURNS

Steward Select Bond Fund

Year-by-year total return as of 12/31 each year (%)
Institutional Class Shares

8%
6%
4%
2%
0%
-2%
-4%
3.48%
5.77%
3.53%
5.72%
5.16%
3.25%
4.08%
-2.10%
3.79%
0.96%
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015

Best Quarter, 3rd Quarter 2006	3.21%
Worst Quarter, 2nd Quarter 2013	-2.80%
Year-To-Date Return, 2nd Quarter 2016	4.04%

The following table illustrates the impact of taxes on the Fund’s returns (Institutional Class is used for the illustration; numbers for Individual Class will be different). After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns depend on your own tax situation and may be different from those shown. This information does not apply if your Fund shares are held in a tax-deferred account such as an individual retirement account or 401(k) plan.

AVERAGE ANNUAL TOTAL RETURNS	For the periods ended December 31, 2015
	1 Year	5 Years	10 Years
Return Before Taxes	0.96%	1.97%	3.34%
Return After Taxes on Distributions	-0.03%	0.96%	2.10%
Return After Taxes on Distributions and Sale of Fund Shares	0.54%	1.10%	2.11%
Barclays Capital US Government/Credit Bond Index (reflects no deduction for fees, expenses or taxes)	0.15%	3.39%	4.47%

MANAGEMENT

Capstone Asset Management Company (“CAMCO”) is the Fund’s investment adviser. Victoria Fernandez has served as the Fund’s senior portfolio manager since January 1, 2014. Ms. Fernandez is the Managing Director – Fixed Income Investments of CAMCO.

For important information about purchase and sale of Fund shares, please turn to “Minimum Investment,” page 22, and “Sale of Fund Shares,” page 22. For tax information, please turn to “Tax Information,” page 22. For important information on financial intermediary compensation, please turn to “Payments to Financial Intermediaries,” page 22.

MINIMUM INVESTMENT

Individual Class – The minimum initial investment is $200 per Fund, except for continuous investment plans which have no minimum. There is no minimum for subsequent purchases, except that the minimum for subsequent telephone purchase per Fund is $1,000.

Institutional Class – The minimum initial aggregate investment in the Funds is $100,000 with no minimum per Fund, except that for Charitable Trusts or Grantor Trusts for which a charitable organization serves as trustee, the minimum initial per Fund investment is $25,000. The minimum subsequent per Fund investment is $1,000, except that the minimum per Fund subsequent telephone purchase is $50,000.

The foregoing minimum investment requirements may be waived in the case of certain third-party subaccounting arrangements.

SALE OF FUND SHARES

Fund shares may be redeemed at their net asset value per share on any business day through authorized dealers, or by writing to the Funds’ transfer agent. Redemptions in the amount of at least $1,000 may be wired. You may also arrange for periodic withdrawals of at least $50 if you have invested at least $5,000 in a Fund.

TAX INFORMATION

The Funds intend to make distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO FINANCIAL INTERMEDIARIES

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SOCIALLY RESPONSIBLE INVESTING

The Funds described in this prospectus offer investors the opportunity to pursue investment goals while being consistent with socially responsible policies favored by many Christians, but not necessarily by any particular Christian denomination. Thus, in pursuing their investment objectives, each Fund applies a comprehensive set of socially responsible screens to all its investments. Among other investment restrictions, the Funds use their best efforts to avoid investing in companies that are recognized as being materially involved with pornography, abortion, alcohol, gambling or tobacco although a Fund may invest up to 5% of its total assets in certain collective investment vehicles or derivatives that may include prohibited companies. The Funds may apply additional values screening criteria that are deemed by the Funds’ Board of Directors, in consultation with CFS Consulting Services, LLC (see “Consultant,” below), to be consistent with values favored by many Christians, although not necessarily by any particular Christian denomination. If a company already held by a Fund is added to the list of prohibited companies, the Fund will generally sell the securities of such company, although the sale may be delayed if such securities are illiquid or if the Fund’s investment adviser determines that an immediate sale would have a negative tax or other effect on the Fund.

Consultant

The Board has retained CFS Consulting Services, LLC (“CCS”) as a consultant to the Board regarding the Steward Funds’ socially responsible investing. CCS is a subsidiary of Capstone Financial Services, Inc., parent of CAMCO. CCS (including its organizational predecessor) was a pioneer in the development of social values-based investing methodology as one of the first investment research firms exclusively dedicated to social values-based investing data and analysis. For its services to the Board, CCS receives monthly fees from the Funds, based on their aggregate average daily net assets, at the maximum annual rate of 0.08% of the first $500 million of such assets, 0.05% of the next $500 million, and 0.02% of aggregate assets over $1 billion.

The Board, in consultation with CCS, has sole responsibility for approving the list of companies whose securities are prohibited investments for the Funds, for approving any changes to such list, and for assuring that such list and any such changes are provided to CAMCO. Subject to these investment prohibitions, CAMCO has sole responsibility for determining which securities a Fund will buy, sell or hold.

FUND DETAILS

The Steward Funds

This Prospectus describes the investment objectives, strategies and risks of each of the Funds. The investment objective of Steward Small-Mid Cap Enhanced Index Fund is fundamental and may not be changed without shareholder approval. The investment objectives of the other Funds are not fundamental and may be changed without shareholder approval.

Each Fund offers two classes of shares – Individual Class shares and Institutional Class shares, which are different in terms of expenses and minimum investments. (See “Fees and Expenses” and “Buying and Selling Fund Share,” below.)

Following is more detailed information about the investment strategies and risks of investing in each of the Funds.

STEWARD LARGE CAP ENHANCED INDEX FUND

Investment Objective:  To provide long-term capital appreciation.

Principal Investment Strategies

The Fund is not a passively managed index Fund. The Fund pursues its objective by seeking to enhance its performance over that of its primary benchmark index by 1) changing the relative weighting in the Fund’s portfolio of growth versus value style securities in the index (style tilt) and 2) utilizing computer-aided, quantitative analysis of valuation, growth, dividend yield, industry and other factors to attempt to compensate for the exclusion of certain index securities due to the Fund’s socially responsible investment policies. Under normal circumstances, the Fund will invest at least 80% of its assets in the securities of companies included in the Fund’s benchmark.* The Fund’s benchmark index is a widely recognized broad-based large cap index, as designated by the Fund’s Board of Directors (“Board”), and is the same index identified in the Average Annual Total Returns table, seen previously. The Fund’s investments are allocated in an attempt to match the characteristics of a blend of the benchmark and varied weightings, as designated and reviewed periodically by the Fund’s Board of Directors, of two indexes that are subcomponents of the benchmark: a large cap growth index and a large cap value index. Under normal circumstances, the Fund will invest at least 80% of its assets in securities of large cap companies.* Large cap companies are defined by the market capitalization range of the Fund’s benchmark index from time to time. For the Fund’s current benchmark index, this market capitalization range, as of October 31, 2016 is [$3.921 billion to $605.430 billion].

The companies included in the benchmark index represent a broad spectrum of the U.S. economy and are generally U.S. issuers. In addition to its investment in securities of companies included in the benchmark index, the Fund may invest up to 5% of its total assets in securities of non-U.S. issuers not generally included in the benchmark index. Also, the Fund may not invest more than 2% of its total assets in securities of companies in emerging market countries. In the event of changes to the companies included in the benchmark index, changes in the portfolio manager’s evaluation of the relative performance of growth versus value style securities, or the development of a material misweighting, the portfolio manager will rebalance the portfolio in an attempt to match the characteristics of a blend of its benchmark index and varied weighting from time to time of two indices that are subcomponents of the benchmark: a large cap growth index and a large cap value index. Because the Fund uses its best efforts to

*	The 80% is measured as of the time of investment and is applied to the value of the Fund’s net assets plus the amount of any borrowings for investment purposes. For purposes of this limit, investments include those made directly or through other investment companies that have substantially similar 80% policies. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy.

avoid investments in companies that do not pass the socially responsible screening criteria, it will divest itself, in a timely manner, of securities that are subsequently added to the list of prohibited securities.

Non-Principal Investment Practices

The Fund may lend its portfolio securities in an amount up to one-third of its total assets to earn income. These loans may be terminated at any time. The Fund will receive either cash or U.S. Government debt obligations as collateral.

From time to time, the Fund may take temporary defensive positions that may be inconsistent with its principal investment policies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times.

Principal Risks

Investment in the Fund involves risk. There can be no assurance that the Fund will achieve its investment objective. You can lose money on your investment in the Fund. When you sell your Fund shares, they may be worth less than you paid for them. The Fund, by itself, does not constitute a balanced investment program. The Fund may not achieve its objective if CAMCO’s expectations regarding particular securities or markets are not met. The value of shares of the Fund will be influenced by market conditions as well as by the performance of the securities in which the Fund invests. The Fund’s performance may be better or worse than that of funds with similar investment policies. The Fund’s performance is also likely to be different from that of funds that use different strategies for selecting investments.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements or U.S. Government securities, including during periods during which the Fund is investing for temporary defensive purposes, the Fund’s potential returns could be reduced.

Other risks of investing in the Fund are as follows:

• Socially Responsible Screening Policies – In avoiding investments that are inconsistent with the Fund’s socially responsible screening policies, the Fund may not achieve the same level of performance as it would have without the application of the screening process. If the Fund has invested in a company that is later discovered to be in violation of the screening criteria and liquidation of that security is required, this could result in a loss to the Fund. Further, the Fund’s socially responsible screening policies may prevent the Fund from investing in an otherwise attractive investment opportunity.

• Equity Securities – The value of equity securities will rise and fall in response to the activities of the companies that issued the securities, general market conditions and/or economic conditions. If an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds will take precedence over the claims of owners of its equity securities.

• Value Stocks – Investments in value stocks are subject to risks of equity securities, as well as the risks that (i) their intrinsic values may never be realized by the market or (ii) such stock may turn out not to have been undervalued.

• Security Selection and Market Risk – Particular stocks selected for the Fund may under-perform the market or other funds with similar objectives. The value of the Fund’s investments may also change with general market conditions.

• Convertible and Preferred Securities – Convertible and preferred stocks, which have some characteristics of both equity securities (see above) and fixed income securities, also entail, to some extent, the risks of each. Fixed income securities entail the risk that their values tend to fluctuate inversely with changes in interest rates. Also, changes in the financial strength of the issuer, or its creditworthiness, can affect the value of the securities it issues.

• Growth Stocks – Investments in growth stocks are subject to the risks of equity securities. Growth company stocks may provide minimal dividends that could otherwise cushion stock prices in a market decline. The value of growth company stocks may rise and fall significantly based, in part, on investors’ perceptions of the company, rather than on fundamental analysis of the stocks.

• Market-Oriented Investments – Market-oriented investments are generally subject to the risks of equity securities, as well as the risk associated with growth and value stocks.

• Repurchase Agreements – Under a repurchase agreement, a bank or broker sells securities to the Fund and agrees to repurchase them at the Fund’s cost plus interest. If the value of such securities declines and the bank or broker defaults on its repurchase obligation, the Fund could incur a loss.

• Securities Lending Risk – If a borrower of the Fund’s securities fails financially, the Fund’s recovery of the loaned securities may be delayed or the Fund may lose its rights to the collateral, which could result in a loss to the Fund.

• Investment in Other Investment Companies or Real Estate Investment Trusts – The Fund may invest in shares of other investment companies or real estate investment trusts (“funds”). The Fund bears a proportional share of the expenses of such other funds, which are in addition to those of the Fund. For example, the Fund will bear a portion of such other funds’ investment advisory fees, although the fees paid by the Fund to CAMCO will not be proportionally reduced.

• Foreign Securities – Investments in securities of issuers in foreign countries involve risks not associated with domestic investments. These risks include, but are not limited to: (1) political and financial instability; (2) currency exchange rate fluctuations; (3) greater price volatility and less liquidity in particular securities and in certain foreign markets; (4) lack of uniform accounting, auditing and financial reporting standards; (5) less government regulation and supervision of some foreign stock exchanges, brokers and listed companies; (6) delays in transaction settlement in certain foreign markets; and (7) less availability of information.

• Emerging Market Securities – Securities of issuers in emerging and developing countries raise additional risks relative to investments in developed country issuers, including exposure to less mature and diversified economies and to less stable market and political systems, as well as to possible currency transfer restrictions, delays and disruptions in settlement of transactions, and higher volatility than is found in developed countries.

• Depositary Receipts (“DRs”) – Investments in foreign securities may be in the form of Depositary Receipts, which are dollar-denominated instruments representing securities of non-U.S. issuers that are traded in various markets. Investments in unsponsored DRs (those that are not sponsored by the issuer or a representative of the issuer) involve certain risks not present with sponsored DRs. Investors in unsponsored DRs typically incur expenses not associated with sponsored DRs, such as expenses associated with certificate transfer, custody and dividend payment. For an un-sponsored DR there may be several depositaries with no defined legal obligations to the issuer.

Duplicate depositaries may lead to marketplace confusion since there would be no central source of information. There can also be greater delays in delivery of dividends and reports to investors than with sponsored DRs.

• Issuer Risk – The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

• Management Risk – The Fund is subject to management risk because it is an actively managed investment portfolio. CAMCO will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Portfolio Holdings

A description of the Fund’s policies and procedures regarding disclosure of its portfolio securities is available in the Funds’ Statement of Additional Information dated [DATE]. In addition, the Fund’s portfolio holdings may be viewed on the Fund’s website at www.stewardmutualfunds.com. The portfolio holdings are posted within 30 days after the end of each month.

STEWARD SMALL-MID CAP ENHANCED INDEX FUND

Investment Objective:  To provide long-term capital appreciation.

Principal Investment Strategies

The Fund is not a passively managed index Fund. The Fund pursues its objective by seeking to enhance its performance over that of its benchmark index by 1) changing the relative weighting in the Fund’s portfolio of growth versus value style securities in the index (style tilt) and 2) utilizing computer-aided, quantitative analysis of valuation, growth, dividend yield, industry and other factors to attempt to compensate for the exclusion of certain index securities due to the Fund’s socially responsible investment policies. Under normal circumstances, the Fund will invest at least 80% of its assets in the securities of companies included in the Fund’s benchmark.* The Fund’s benchmark index is a widely recognized broad-based small-mid-cap index, as designated by the Fund’s Board of Directors (“Board”) from time to time, and is the same index identified in the Average Annual Total Returns table, seen previously. The Fund’s investments are allocated in an attempt to match the characteristics of a blend of the benchmark and varied weightings from time to time of two indexes that are subcomponents of the benchmark: a small-mid cap growth index and a small-mid cap value index. Under normal circumstances, the Fund will invest at least 80% of its assets in the securities of small- to mid-cap companies.* Small- to mid-cap companies are defined by the market capitalization range of the Fund’s benchmark index from time to time. For the Fund’s current benchmark index, this market capitalization range, as of October 31, 2016 is [$79.662 million to $9.657 billion].

The companies included in the benchmark index represent a broad spectrum of the U.S. economy and are generally U.S. issuers. In addition to its investment in securities of companies included in the benchmark index, the Fund may invest up to 5% of its total assets in securities on non-U.S. issuers not included in the benchmark index. Also, the Fund may not invest more than 2% of its total assets in securities of companies in emerging market countries. In the event of changes to the companies included in the benchmark index, changes in the portfolio manager’s evaluation of the relative performance of growth versus value style securities, or the development of a material misweighting, the portfolio manager will rebalance the portfolio in an attempt to match the characteristics of a blend of its benchmark index and varied weighting from time to time of two indices that are subcomponents of the benchmark: a small-mid cap growth index and a small-mid cap value index. Because the Fund uses its best efforts to avoid investments in companies that do not pass the socially responsible screening criteria, it will divest itself, in a timely manner, of securities that are subsequently added to the list of prohibited securities.

Non-Principal Investment Practices

The Fund may lend its portfolio securities in an amount up to one-third of its total assets to earn income. These loans may be terminated at any time. The Fund will receive either cash or U.S. Government debt obligations as collateral.

From time to time, the Fund may take temporary defensive positions that may be inconsistent with its principal investment policies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times.

*	The 80% is measured as of the time of investment and is applied to the value of the Fund’s net assets plus the amount of any borrowings for investment purposes. For purposes of this limit, investments include those made directly or through other investment companies that have substantially similar 80% policies. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy.

Principal Risks

Investment in the Fund involves risk. There can be no assurance that the Fund will achieve its investment objective. You can lose money on your investment in the Fund. When you sell your Fund shares, they may be worth less than you paid for them. The Fund, by itself, does not constitute a balanced investment program. The Fund may not achieve its objective if CAMCO’s expectations regarding particular securities or markets are not met. The value of shares of the Fund will be influenced by market conditions as well as by the performance of the securities in which the Fund invests. The Fund’s performance may be better or worse than that of funds with similar investment policies. The Fund’s performance is also likely to differ from that of funds that use different strategies for selecting investments.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements or U.S. Government securities, including during periods when the Fund is investing for temporary defensive purposes, the Fund’s potential returns could be reduced.

Other risks of investing in the Fund are as follows:

• Socially Responsible Screening Policies – In avoiding investments that are inconsistent with the Fund’s socially responsible screening policies, the Fund may not achieve the same level of performance as it would have without the application of the screening process. If the Fund has invested in a company that is later discovered to be in violation of the screening criteria and liquidation of that security is required, this could result in a loss to the Fund. Further, the Fund’s socially responsible screening policies may prevent the Fund from investing in an otherwise attractive investment opportunity.

• Equity Securities – The value of equity securities will rise and fall in response to the activities of the companies that issued the securities, general market conditions and/or economic conditions. If an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds will take precedence over the claims of owners of its equity securities.

• Securities of Small- and Mid-Cap Companies – Investments in small- and mid-cap companies are subject to the risks of equity securities. Investment in mid-cap companies may involve greater risks than securities of large-cap companies because mid-cap companies generally have a limited track record. Mid-cap companies often have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. As a result of these factors, the prices of these securities can be more volatile, which may increase the volatility of the Fund’s portfolio. For small-cap companies, these risks are increased.

• Micro-Cap Companies – While all investments involve risk, microcap stocks are among the most risky. Many microcap companies are new and have no proven track record. Some of these companies have no assets, operations, or revenues. Others have products and services that are still in development or have yet to be tested in the market. Another risk that pertains to microcap stocks involves the low volumes of trades. Because many microcap stocks trade in low volumes, any size of trade can have a large percentage impact on the price of the stock.

• Security Selection and Market Risk – Particular stocks selected for the Fund may under-perform the market or other funds with similar objectives. The value of the Fund’s investments may also change with general market conditions.

• Convertible and Preferred Securities – Convertible and preferred stocks, which have some characteristics of both equity securities (see above) and fixed income securities, also entail, to some extent, the risks of each. Fixed income securities entail the risk that their values tend to fluctuate inversely with changes in interest rates. Also, changes in the financial strength of the issuer, or its creditworthiness, can affect the value of the securities it issues.

• Value Stocks – Investments in value stocks are subject to risks of equity securities, as well as the risks that (i) their intrinsic values may never be realized by the market or (ii) such stock may turn out not to have been undervalued.

• Growth Stocks – Investments in growth stocks are subject to the risks of equity securities. Growth company stocks may provide minimal dividends that could otherwise cushion stock prices in a market decline. The value of growth company stocks may rise and fall significantly based, in part, on investors’ perceptions of the company, rather than on fundamental analysis of the stocks.

• Market-Oriented Investments – Market-oriented investments are generally subject to the risks of equity securities, as well as the risks associated with growth and value stocks.

• Management Risk – The Fund is subject to management risk because it is an actively managed investment portfolio. CAMCO will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

• Issuer Risk – The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

• Investment in Other Investment Companies or Real Estate Investment Trusts – The Fund may invest in shares of other investment companies or real estate investment trusts (“funds”). The Fund bears a proportional share of the expenses of such other funds, which are in addition to those of the Fund. For example, the Fund will bear a portion of such other funds’ investment advisory fees, although the fees paid by the Fund to CAMCO will not be proportionally reduced.

• Foreign Securities – Investments in securities of issuers in foreign countries involve risks not associated with domestic investments. These risks include, but are not limited to: (1) political and financial instability; (2) currency exchange rate fluctuations; (3) greater price volatility and less liquidity in particular securities and in certain foreign markets; (4) lack of uniform accounting, auditing and financial reporting standards; (5) less government regulation and supervision of some foreign stock exchanges, brokers and listed companies; (6) delays in transaction settlement in certain foreign markets; and (7) less availability of information.

• Emerging Market Securities – Securities of issuers in emerging and developing countries raise additional risks relative to investments in developed country issuers, including exposure to less mature and diversified economies and to less stable market and political systems, as well as to possible currency transfer restrictions, delays and disruptions in settlement of transactions, and higher volatility than is found in developed countries.

• Depositary Receipts (“DRs”) – Investments in foreign securities may be in the form of Depositary Receipts, which are dollar-denominated instruments representing securities of non-U.S. issuers that are traded in various markets. Investments in unsponsored DRs (those that are not sponsored by the issuer or a representative of the issuer) involve certain risks not present with sponsored DRs. Investors in unsponsored DRs typically incur expenses not associated with sponsored DRs, such as expenses associated with certificate transfer, custody and dividend payment. For an un-sponsored DR there may be several depositaries with no defined legal obligations to the issuer. Duplicate depositaries may lead to marketplace confusion since there would be no central source of information. There can also be greater delays in delivery of dividends and reports to investors than with sponsored DRs.

• Securities Lending Risk – If a borrower of the Fund’s securities fails financially, the Fund’s recovery of the loaned securities may be delayed or the Fund may lose its rights to the collateral which could result in a loss to the Fund.

• Repurchase Agreements – Under a repurchase agreement, a bank or broker sells securities to the Fund and agrees to repurchase them at the Fund’s cost plus interest. If the value of the securities declines and the bank or broker defaults on its repurchase obligation, the Fund could incur a loss.

Portfolio Holdings

A description of the Fund’s policies and procedures regarding disclosure of its portfolio securities holdings is available in the Fund’s Statement of Additional Information dated [DATE]. In addition, the Funds’ portfolio holdings may be viewed on the Fund’s website at www.stewardmutualfunds.com. The portfolio holdings are posted within 30 days after the end of each month.

STEWARD GLOBAL EQUITY INCOME FUND

Investment Objective:  To provide current income along with growth of capital.

Principal Investment Strategies

The Steward Global Equity Income Fund (“Fund”) pursues its investment objective through investment in U.S. and non-U.S. dividend-paying stocks that have demonstrated above-median yield and a positive trend in dividend and earnings growth. The Fund invests primarily in common stocks of companies that represent a broad spectrum of the global economy and a range of market capitalizations, including large-cap, mid-cap and small-cap. The Fund may also invest in other investment companies. The Fund will invest in dividend-paying securities of issuers throughout the world and the Fund will generally seek to have 40% of its assets, and, under normal market conditions, no less than 30% of its assets, invested in securities of non-U.S. issuers.

The Fund’s non-U.S. investments will be primarily in the form of depositary receipts (“DRs”), which are U.S. dollar-denominated instruments representing securities of non-U.S. issuers that are traded in the U.S. or in non-U.S. markets. The Fund’s DR investments will primarily be sponsored, but the Fund may, on occasion, invest in unsponsored DRs when appropriate sponsored DRs are not available. The benchmark selected by the Board will be a widely recognized equity index.

In managing the Fund, Capstone Asset Management Company, (“CAMCO”), as investment adviser to the Fund, employs a four-step process that combines this dividend income style with relative risk-controlled portfolio construction and the Fund’s socially responsible screening policies. CAMCO initially creates an investment universe comprised of dividend-paying domestic and international stocks drawn from widely recognized equity indices.

•	First, CAMCO identifies securities having dividend yields above their sector medians. Then those securities are screened for positive trend, individual payouts and favorable earnings growth.
•	Second, the remaining universe is screened in accordance with the Fund’s socially responsible policies, and those companies failing to meet these criteria are removed.
•	Third, a relative risk-controlled portfolio is constructed that attempts to match the characteristics of the widely recognized equity index selected by the Board.
•	Finally, a review of the portfolio securities with respect to their latest fundamental information is conducted. Any security that fails the review is removed and the portfolio construction is repeated until all holdings satisfy the review process.

Under normal market conditions, the Fund will invest at least 80% (measured at the time of investment) of the value of its net assets, plus the amount of any borrowings for investment purposes, either directly or through other investment companies, in dividend paying securities. The Fund will also, under normal market conditions, invest at least 80% (measured at the time of investment) of the value of its net assets, plus the amount of any borrowings for investment purposes, either directly, or through other investment companies, in equity securities. (Any such other investment company will also have similar policies to invest at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in (a) dividend paying securities and (b) equity securities.) The Fund will provide shareholders with at least 60 days’ prior notice of any change in these policies.

The Fund may invest up to 80% of its total assets in securities of non-U.S. issuers and no more than 40% of its total assets in securities of companies in emerging market countries.

Non-Principal Investment Practices

The Fund may lend its portfolio securities in an amount up to one-third of its total assets to earn income. These loans may be terminated at any time. The Fund will receive either cash or U.S. Government debt obligations as collateral.

From time to time, the Fund may take temporary defensive positions that may be inconsistent with its principal investment policies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times.

Principal Risks

Investment in the Fund involves risk. There can be no assurance that the Fund will achieve its investment objective. You can lose money on your investment in the Fund. When you sell your Fund shares, they may be worth less than you paid for them. The Fund, by itself, does not constitute a balanced investment program. The Fund may not achieve its objective if CAMCO’s expectations regarding particular securities or markets are not met. The value of shares of the Fund will be influenced by market conditions as well as by the performance of the securities in which the Fund invests. The Fund’s performance may be better or worse than funds with similar investment policies. The Fund’s performance is also likely to differ from that of funds that use different strategies for selecting investments.

Although the Fund may invest in equity securities of companies across all market capitalizations, in the event the Fund invests more heavily in smaller companies its risks will increase and changes in its share price may become more sudden or more erratic. (See “Securities of Small- and Mid-Cap Companies,” below)

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements or U.S. Government securities, including during periods when the Fund is investing for temporary defensive purposes, the Fund’s potential returns could be reduced.

Other risks of investing in the Fund are as follows:

• Socially Responsible Screening Policies – In avoiding investments that are inconsistent with the Fund’s socially responsible screening policies, the Fund may not achieve the same level of performance as it would have without the application of the screening process. If the Fund has invested in a company that is later discovered to be in violation of the screening criteria and liquidation of that security is required, this could result in a loss to the Fund. Further, the Fund’s socially responsible screening policies may prevent the Fund from investing in an otherwise attractive investment opportunity.

• Equity Securities – The value of equity securities will rise and fall in response to the activities of the companies that issued the securities, general market conditions and/or economic conditions. If an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds will take precedence over the claims of owners of its equity securities.

• Foreign Securities – Investments in securities of issuers in foreign countries involve risks not associated with domestic investments. These risks include, but are not limited to: (1) political and financial instability; (2) currency exchange rate fluctuations; (3) greater price volatility and less liquidity in particular securities and in certain foreign markets; (4) lack of uniform accounting, auditing and financial reporting standards; (5) less government regulation and supervision of some foreign stock exchanges, brokers and listed companies; and (6) less availability of information.

• Emerging Market Securities – Securities of issuers in emerging and developing countries raise additional risks relative to investments in developed country issuers, including exposure to less mature and diversified economies and to less stable market and political systems, as well as to possible currency transfer restrictions, delays and disruptions in settlement of transactions, and higher volatility than is found in developed countries.

• Depositary Receipts (“DRs”) – Investments in unsponsored DRs (those that are not sponsored by the issuer or a representative of the issuer) involve certain risks not present with sponsored DRs. Investors in unsponsored DRs typically incur expenses not associated with sponsored DRs, such as expenses associated with certificate transfer, custody and dividend payment. For an un-sponsored DR there may be several depositaries with no defined legal obligations to the issuer. Duplicate depositaries may lead to marketplace confusion since there would be no central source of information. There can also be greater delays in delivery of dividends and reports to investors than with sponsored DRs.

• Foreign Currency Risk – Investments in foreign securities involves the risk that the currencies in which those instruments are denominated will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the returns of the Fund. Although the Fund’s investments will be primarily in the form of DRs which are U.S. dollar-denominated, fluctuations in the value of the currencies in which the securities underlying such instruments are denominated may also affect the value of the DR.

• Value Stocks – Investments in value stocks are subject to risks of equity securities, as well as the risks that (i) their intrinsic values may never be realized by the market or (ii) such stock, may turn out not to have been undervalued.

• Security Selection and Market Risk – Particular stocks selected for the Fund may under-perform the market or other funds with similar objectives. The value of the Fund’s investments may also change with general market conditions.

• Convertible and Preferred Securities – Convertible and preferred stocks, which have some characteristics of both equity securities (see above) and fixed income securities, also entail, to some extent, the risks of each. Fixed income securities entail the risk that their values tend to fluctuate inversely with changes in interest rates. Also, changes in the financial strength of the issuer, or its creditworthiness, can affect the value of the securities it issues.

• Growth Stocks – Investments in growth stocks are subject to the risks of equity securities. Growth company stocks may provide minimal dividends that could otherwise cushion stock prices in a market decline. The value of growth company stocks may rise and fall significantly based, in part, on investors’ perceptions of the company, rather than on fundamental analysis of the stocks.

• Market-Oriented Investments – Market-oriented investments are generally subject to the risks of equity securities, as well as risks associated with growth and value stocks.

• Securities of Small- and Mid-Cap Companies – Investments in small- and mid-cap companies are subject to the risks of equity securities. Investment in mid-cap companies may involve greater risks than securities of large-cap companies because mid-cap companies generally have a limited track record. Mid-cap companies often have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. As a result of these factors, the prices of these securities can be more volatile, which may increase the volatility of the Fund’s portfolio. For small-cap companies, these risks are increased.

• Investment in Other Investment Companies or Real Estate Investment Trusts – The Fund may invest in shares of other investment companies or real estate investment trusts (“funds”). The Fund bears a proportional share of the expenses of such other funds, which are in addition to those of the Fund. For example, the Fund will bear a portion of such other funds’ investment advisory fees, although the fees paid by the Fund to CAMCO will not be proportionally reduced.

• Issuer Risk – The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

• Management Risk – The Fund is subject to management risk because it is an actively managed investment portfolio. CAMCO will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

• Repurchase Agreements – Under a repurchase agreement, a bank or broker sells securities to the Fund and agrees to repurchase them at the Fund’s cost plus interest. If the value of the securities declines and the bank or broker defaults on its repurchase obligation, the Fund could incur a loss.

• Securities Lending Risk – If a borrower of the Fund’s securities fails financially, the Fund’s recovery of the loaned securities may be delayed or the Fund may lose its rights to the collateral, which could result in a loss to the Fund.

Portfolio Holdings

A description of the Fund’s policies and procedures regarding disclosure of its portfolio securities is available in the Fund’s Statement of Additional Information dated [DATE]. In addition, the Fund’s portfolio holdings may be viewed on the Fund’s website at www.stewardmutualfunds.com. The portfolio holdings are posted within 30 days after the end of each month.

STEWARD INTERNATIONAL ENHANCED INDEX FUND

Investment Objective:  To Provide Long Term Capital Appreciation.

Principal Investment Strategies

The Fund is not a passively managed index Fund. The Fund pursues its objective by seeking to enhance its performance over that of its primary benchmark index by 1) changing the relative weighting in the Fund’s portfolio of equity securities of developed market companies and of emerging market companies, and 2) utilizing computer-aided, quantitative analysis of valuation, growth, dividend yield, industry and other factors to attempt to compensate for the exclusion of certain index securities due to the Fund’s socially responsible investment policies. Under normal circumstances, the Fund will invest at least 80% of its assets in the securities of companies included in the Fund’s primary benchmark.* The Fund’s primary benchmark index is a blend of widely-recognized broad-based indexes representing both developed and emerging non-U.S. markets, as designated by the Fund’s Board of Directors (“Board”) from time to time, and is the same index identified in the Average Annual Total Returns table, seen previously. Under normal circumstances, the Fund will invest at least 80% of its assets in the securities of non-U.S. companies.* The Fund’s investments are allocated in an attempt to match the characteristics of a blend of the primary benchmark with varied weightings from time to time of a secondary broad-based index that includes only securities of issuers in emerging market countries. An emerging market country is any country that has been determined by an international organization, such as the World Bank, to have a low to middle income economy.

Generally, at least 80% of the Fund’s total assets will be in investments in the form of depositary receipts (“DRs”) representing securities of companies located or domiciled outside of the United States. These DRs will primarily be sponsored, but the Fund may, on occasion, invest in unsponsored DRs when appropriate sponsored DRs are not available. The Fund will invest in securities of issuers throughout the world, and, under normal conditions, substantially all its non-cash assets will be invested in securities of non-U.S. issuers. The Fund may invest up to 40% of its assets in securities of issuers in emerging market countries. If a material misweighting develops, the portfolio manager seeks to rebalance the portfolio in an attempt to match the characteristics of a blend of the primary benchmark and varied weighting from time to time of a secondary benchmark that includes only securities of issuers in emerging market countries. Because the Fund uses its best efforts to avoid investments in companies that do not pass the socially responsible screening criteria, it will divest itself, in a timely manner, of securities that are subsequently added to the list of prohibited securities.

Non-Principal Investment Practices

The Fund may lend its portfolio securities in an amount up to one-third of its total assets to earn income. These loans may be terminated at any time. The Fund will receive either cash or U.S. Government debt obligations as collateral.

From time to time, the Fund may take temporary defensive positions that may be inconsistent with its principal investment policies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times.

*	The 80% is measured as of the time of investment and is applied to the value of the Fund’s net assets plus the amount of any borrowings for investment purposes. For purposes of this limit, investments include those made directly or through other investment companies that have substantially similar 80% policies. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy.

Principal Risks

Investment in the Fund involves risk. There can be no assurance that the Fund will achieve its investment objective. You can lose money on your investment in the Fund. When you sell your Fund shares, they may be worth less than you paid for them. The Fund, by itself, does not constitute a balanced investment program. The Fund may not achieve its objective if CAMCO’s expectations regarding particular securities or markets are not met. The value of shares of the Fund will be influenced by market conditions as well as by the performance of the securities in which the Fund invests. The Fund’s performance may be better or worse than that of funds with similar investment policies. The Fund’s performance is also likely to differ from that of funds that use different strategies for selecting investments.

Although the Fund may invest in equity securities of companies across all market capitalizations, in the event the Fund invests more heavily in smaller companies its risks will increase and changes in its share price may become more sudden or more erratic. (See “Securities of Small- and Mid-Cap Companies,” below)

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements or U.S. Government securities, including during periods when the Fund is investing for temporary defensive purposes, the Fund’s potential returns could be reduced.

Other risks of investing in the Fund are as follows:

• Socially Responsible Screening Policies – In avoiding investments that are inconsistent with the Fund’s socially responsible screening policies, the Fund may not achieve the same level of performance as it would have without the application of the screening process. If the Fund has invested in a company that is later discovered to be in violation of the screening criteria and liquidation of that security is required, this could result in a loss to the Fund. Further, the Fund’s socially responsible screening policies may prevent the Fund from investing in an otherwise attractive investment opportunity.

• Equity Securities – The value of equity securities will rise and fall in response to the activities of the companies that issued the securities, general market conditions and/or economic conditions. If an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds will take precedence over the claims of owners of its equity securities.

• Foreign Securities – Investments in securities of issuers in foreign countries involves risks not associated with domestic investments. These risks include, but are not limited to: (1) political and financial instability; (2) currency exchange rate fluctuations; (3) greater price volatility and less liquidity in particular securities and in certain foreign markets; (4) lack of uniform accounting, auditing and financial reporting standards; (5) less government regulation and supervision of some foreign stock exchanges, brokers and listed companies; (6) delays in transaction settlement in certain foreign markets; and (7) less availability of information.

• Emerging Market Securities – Securities of issuers in emerging and developing countries raise additional risks relative to investments in developed country issuers, including exposure to less mature and diversified economies and to less stable market and political systems, as well as to possible currency transfer restrictions, delays and disruptions in settlement of transactions, and higher volatility than is found in developed countries.

• Depositary Receipts (“DRs”) – Investments in unsponsored DRs (those that are not sponsored by the issuer or a representative of the issuer) involve certain risks not present with sponsored DRs. Investors in unsponsored DRs typically involve expenses not associated with sponsored DRs, such as expenses associated with certificate transfer, custody and dividend payment. For an un-sponsored DR there may be several depositaries with no defined legal obligations to the issuer. Duplicate depositaries may lead to marketplace confusion since there would be no central source of information. There can also be greater delays in delivery of dividends and reports to investors than with sponsored DRs. DRs may be issued with respect to securities of issuers in emerging market countries.

• Foreign Currency Risk – Investments in foreign securities involves the risk that the currencies in which those instruments are denominated will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the returns of the Fund. Although the Fund’s investments will be primarily in the form of DRs which are U.S. dollar-denominated, fluctuations in the value of the currencies in which the securities underlying such instruments are denominated may also affect the value of the DR.

• Value Stocks – Investments in value stocks are subject to risks of equity securities, as well as the risks that (i) their intrinsic values may never be realized by the market or (ii) such stock, may turn out not to have been undervalued.

• Security Selection and Market Risk – Particular stocks selected for the Fund may under-perform the market or other funds with similar objectives. The value of the Fund’s investments may also change with general market conditions.

• Convertible and Preferred Securities – Convertible and preferred stocks, which have some characteristics of both equity securities (see above) and fixed income securities, also entail, to some extent, the risks of each. Fixed income securities entail the risk that their values tend to fluctuate inversely with changes in interest rates. Also, changes in the financial strength of the issuer, or its creditworthiness, can affect the value of the securities it issues.

• Growth Stocks – Investments in growth stocks are subject to the risks of equity securities. Growth company stocks may provide minimal dividends that could otherwise cushion stock prices in a market decline. The value of growth company stocks may rise and fall significantly based, in part, on investors’ perceptions of the company, rather than on fundamental analysis of the stocks.

• Market-Oriented Investments – Market-oriented investments are generally subject to the risks of equity securities, as well as risks associated with growth and value stocks.

• Securities of Small- and Mid-Cap Companies – Investments in small- and mid-cap companies are subject to the risks of equity securities. Investment in mid-cap companies may involve greater risks than securities of large-cap companies because mid-cap companies generally have a limited track record. Mid-cap companies often have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. As a result of these factors, the prices of these securities can be more volatile, which may increase the volatility of the Fund’s portfolio. For small-cap companies, these risks are increased.

• Investment in Other Investment Companies or Real Estate Investment Trusts – The Fund may invest in shares of other investment companies or real estate investment trusts (“funds”). The Fund bears a proportional share of the expenses of such other funds, which are in addition to those of the Fund. For example, the Fund will bear a portion of such other funds’ investment advisory fees, although the fees paid by the Fund to CAMCO will not be proportionally reduced.

• Issuer Risk – The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

• Management Risk – The Fund is subject to management risk because it is an actively managed investment portfolio. CAMCO will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

• Repurchase Agreements – Under a repurchase agreement, a bank or broker sells securities to the Fund and agrees to repurchase them at the Fund’s cost plus interest. If the value of the securities declines and the bank or broker defaults on its repurchase obligation, the Fund could incur a loss.

• Securities Lending Risk – If a borrower of the Fund’s securities fails financially, the Fund’s recovery of the loaned securities may be delayed or the Fund may lose its rights to the collateral, which could result in a loss to the Fund.

Portfolio Holdings

A description of the Fund’s policies and procedures regarding disclosure of its portfolio securities is available in the Fund’s Statement of Additional Information dated [DATE]. In addition, the Fund’s portfolio holdings may be viewed on the Fund’s website at www.stewardmutualfunds.com. Portfolio holdings are posted within 30 days after the end of each month.

STEWARD SELECT BOND FUND

Investment Objective:  To provide high current income with capital appreciation.

Principal Investment Strategies

The Steward Select Bond Fund (“Fund”) invests primarily in fixed income securities, including, but not limited to, corporate bonds, mortgage-backed securities and government and agency bonds and notes, subject to limitations of the Fund’s socially responsible screening policies. These obligations may include U.S. dollar-denominated instruments issued in the U.S. by foreign banks and branches and foreign corporations. Other security types may include fixed-rate preferred stock and municipal bonds. Normally, the Fund will invest at least 80% (measured at the time of investment) of the value of its net assets, plus the amount of any borrowings for investment purposes, either directly or through other investment companies, in these types of instruments. (Any such other investment company will also have a policy to invest at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in such instruments.) The Fund will give shareholders at least 60 days’ prior notice of any change in this policy.

The Fund may also invest in other investment companies. The Fund will not purchase a security if, as a result, more than 15% of the Fund’s net assets would be invested in securities that would be deemed to be illiquid., Illiquid securities are likely to consist primarily of debt securities and mortgages of colleges, schools and other non-profit organizations. The Fund may invest up to 5% of its total assets in U.S. dollar denominated debt securities of non-U.S. issuers and no more than 2% of its total assets in U.S. dollar denominated debt securities of companies in emerging market countries.

The instruments in which the Fund invests may have fixed, variable or floating rates of interest, with small portions of its portfolio in cash or short-term money market instruments, including repurchase agreements. The Fund may purchase securities on a when-issued or forward commitment basis, meaning that the Fund agrees to purchase the securities for a fixed price at a future date beyond customary settlement time.

In an effort to achieve the Fund’s stated objective Capstone Asset Management Company (“CAMCO”), as investment adviser to the Fund, will:

•	Monitor economic, demographic and political indicators to identify short-term and long-term trends in interest rates.
•	Determine the appropriate maturity/duration range for the Fund relative to the market. The Fund’s benchmark index will be selected from time to time by the Fund’s Board.
•	Provide diversification through investment in multiple industry and asset sectors, subject to the Fund’s socially responsible screening policies.
•	Invest only in securities rated investment grade (Baa3/BBB- or better) by Moody’s or Standard and Poor’s or those comparably rated by another Nationally Recognized Statistical Rating Organization (“NRSRO”) or determined to be of comparable quality (investment grade) by CAMCO at time of purchase based on the security’s characteristics, the entity’s financial status, and any other available information. (See “Principal Risks,” below.)

The Fund will normally sell a security when it no longer represents a good value, when more attractive risk/return potential exists in an alternative position, or when the security no longer fits within the strategy of the portfolio.

The Fund may lend its portfolio securities in an amount up to one-third of its total assets to earn income. These loans may be terminated at any time. The Fund will receive either cash or U.S. Government debt obligations as collateral.

From time to time, the Fund may take temporary defensive positions that may be inconsistent with its principal investment policies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times.

Principal Risks

Investment in the Fund involves risk. There can be no assurance that the Fund will achieve its investment objective. You can lose money on your investment in the Fund. When you sell your Fund shares, they may be worth less than you paid for them. The Fund, by itself, does not constitute a balanced investment program. The value of shares of the Fund will be influenced by market conditions as well as by the value of the securities in which the Fund invests. The Fund’s performance may be better or worse than that of funds with similar investment policies. The Fund’s performance is also likely to differ from that of funds that use different strategies for selecting investments.

The Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any other government agency.

Other principal risks of investing in the Fund which could adversely affect its net asset value, yield and total return are as follows:

• Socially Responsible Screening Policies – In avoiding investments that are inconsistent with the Fund’s socially responsible screening policies, the Fund may not achieve the same level of performance as it would have without the application of the screening process. If the Fund has invested in a company that is later discovered to be in violation of the screening criteria and liquidation of that security is required, this could result in a loss to the Fund. Further, the Fund’s socially responsible screening policies may prevent the Fund from investing in an otherwise attractive investment opportunity.

• Fixed-Income Securities – Prices of fixed-income securities rise and fall in response to interest rate changes. Generally, when interest rates rise, prices of fixed-income securities fall. The longer the duration of the security, the more sensitive the security is to this risk. If a note has a duration of one year, then a 1% increase in interest rates would reduce the value of a $100 note by approximately one dollar. There is also a risk that fixed income securities will be downgraded in credit rating or go into default. Lower-rated bonds, and bonds with longer final maturities, generally have higher credit risks.

• Variable and Floating Rate Securities – Although these instruments are generally less sensitive to interest rate changes than fixed-rate instruments, their value may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Also, if general market rates of interest decline, the yield on these instruments will also decline.

• BBB/Baa3 Securities – Obligations rated BBB by S&P or Baa3 by Moody’s, or rated comparable by another nationally recognized statistical ratings organization, or deemed of comparable quality by CAMCO, are considered to have speculative characteristics. If an issuer of fixed income securities defaults on its obligations to pay interest and repay principal, or a bond’s credit rating is downgraded, the Fund could lose money.

• U.S. Government Securities – The value of fixed-income securities issued or guaranteed by a U.S. government or government agency will tend to fall as interest rates increase. Because instruments of U.S. Government agencies have various degrees of U.S. Government backing, there can be no assurance that the U.S. government will provide financial support to certain U.S. government agencies or instrumentalities since it may not be obligated to do so by law. Thus, instruments issued by U.S. government agencies or instrumentalities may involve risk of loss of principal and interest. Instruments issued by non-U.S. governments are also subject to risk of default.

• National and International Government and Economic Policies – Actions and statements of national and international government and economic policy institutions can have effects, which can be substantial, on interest rates and other factors affecting debt obligations, such as trading volume, in addition to broader economic effects.

• Instruments of Foreign Banks and Branches and Foreign Corporations, Including Yankee Bonds – Non-U.S. corporations and banks issuing dollar denominated instruments in the United States (i.e. Yankee Bonds) are not necessarily subject to the same regulatory requirements that apply to U.S. corporations and banks, such as accounting, auditing and recordkeeping standards, the public availability of information and, for banks, reserve requirements, loan limitations and examinations. This adds to the analytical complexity of these securities and may increase the possibility that a non-U.S. corporation or bank may become insolvent or otherwise unable to fulfill its obligations on these instruments.

• Foreign Government Securities – Dollar-denominated instruments issued by foreign governments, foreign government agencies, foreign semi-governmental entities, or entities whose purpose is to restructure outstanding foreign government securities may not be supported as to payment of principal or interest by the particular foreign government. The issuers of these instruments are not necessarily subject to the same regulatory, accounting, auditing and recordkeeping standards as would be similar U.S. government or agency instruments, and information on such foreign instruments may be more difficult to obtain.

• Repurchase Agreements – Under a repurchase agreement, a bank or broker sells securities to the Fund and agrees to repurchase them at the Fund’s cost plus interest. If the value of such securities declines and the bank or broker defaults on its repurchase obligation, the Fund could incur a loss.

• Securities Lending Risk – If a borrower of the Fund’s securities fails financially, the Fund’s recovery of the loaned securities may be delayed or the Fund may lose its rights to the collateral, which could result in a loss to the Fund.

• Investment in Other Investment Companies or Real Estate Investment Trusts – The Fund may invest in shares of other investment companies or real estate investment trusts (“funds”). The Fund bears a proportional share of the expenses of such other funds, which are in addition to those of the Fund. For example, the Fund will bear a portion of such other funds’ investment advisory fees, although the fees paid by the Fund to CAMCO will not be proportionally reduced.

• Investment in Illiquid Investments – Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund’s investments in illiquid securities may reduce the Fund’s returns because the Fund may be unable to sell the illiquid securities at an advantageous time or price. When the Fund owns mortgage-related illiquid securities, there is additional risk arising from the illiquidity of the underlying real estate collateral for such securities. Illiquid securities can also be difficult to value, so there can be no assurance that the Fund can sell the securities at the price at which it is valuing them in determining net asset value.

• Church Mortgage Bonds and Loans – As of November 14, 2016 Steward Select Bond Fund no longer contains any Church Mortgage Bonds or loans. There is no present intent for future investment in these types of instruments.

• Issuer Risk – The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

• Mortgage Risk – When the Fund purchases mortgages or mortgage-related securities, it is subject to certain additional risks. Declines in the value of property backing these securities will negatively affect the quality of these securities and could reduce the ability of the issuer to sell the property to satisfy its outstanding obligations. The value of the property can be negatively affected by a number of factors, including changes in the neighborhood, factors affecting the particular property or the real estate market generally and poor property maintenance. Rising interest rates tend to extend the duration of mortgages and mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Fund may exhibit additional volatility if it holds mortgages or mortgage-related securities. This is known as extension risk. In addition, mortgages and mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because it will have to reinvest that money at the lower prevailing interest rates. Mortgage-related securities are also subject to the risk that the borrower may fail to make scheduled sinking fund payments or may default and that collateral for the mortgage may be inadequate or the terms of the mortgage may be revised. There may also be delays in receiving interest payments and in realizing collateral for these instruments. Finally, there is the risk that potential illiquidity in the market for mortgage-related securities may make it difficult for the Fund to dispose of these instruments or may seriously reduce their sale price.

• Management Risk – The Fund is subject to management risk because it is an actively managed investment portfolio. CAMCO will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

• Fund Pooled Investment Risk – The Fund prices its assets and determines its share value on each business day (see “Share Price”), reflecting changes in the market values of its portfolio securities and other assets on that day. The Fund’s net asset value per share can decrease significantly if, for example, the interest rates on bonds being newly issued in the market are higher than bonds of comparable quality held by the Fund. By contrast, if an investor holds an individual bond having such lower interest rate, he or she may avoid principal loss by holding the bond to maturity, assuming the continuing health of the issuer.

Portfolio Holdings

A description of the Fund’s policies and procedures regarding disclosure of its portfolio securities is available in the Funds’ Statement of Additional Information dated [DATE]. In addition, the Funds’ portfolio holdings may be viewed on the Fund’s website at www.stewardmutualfunds.com. The portfolio holdings are posted within 30 days after the end of each month.

MANAGEMENT

Investment Adviser

Capstone Asset Management Company (“CAMCO”), a wholly-owned subsidiary of Capstone Financial Services, Inc., located at 3700 West Sam Houston Parkway South, Suite 250, Houston, Texas 77042, acts as investment adviser for each of the Funds. CAMCO provides investment management services to investment companies, and provides investment management services to pension and profit-sharing accounts, corporations and individuals. As of the date of this prospectus, CAMCO manages over $4.8 billion in assets. As compensation for CAMCO’s services as investment adviser, the Funds paid the following fees to CAMCO, as a percentage of each particular Fund’s average daily net assets for the fiscal year ended April 30, 2016: Steward Large Cap Enhanced Index Fund, 0.15%; Steward International Enhanced Index Fund, 0.30%; Steward Small-Mid Cap Enhanced Index Fund 0.15%; Steward Select Bond Fund, 0.25%; and Steward Global Equity Income Fund, 0.30%. A discussion of the basis for the approval of the Funds’ investment advisory contract is available in the Funds’ Annual Report dated April 30, 2016.

Portfolio Managers

The Co-Portfolio Managers for Steward Large Cap Enhanced Index Fund, Steward Small-Mid Cap Enhanced Index Fund, and Steward International Enhanced Index Fund are John R. Wolf, Mel Cody and Zachary Wehner. The Co-Portfolio Managers for Steward Global Equity Income Fund are John R. Wolf and Mel Cody. Mr. Wolf is the Managing Director — Equity Investments and Mr. Cody is a Senior Portfolio Manager of CAMCO. Mr. Wolf is Co-Chair of CAMCO’s Investment Policy Committee, and Mr. Cody is a member of CAMCO’s Investment Policy Committee. Mr. Wolf began his career in 1983 with the Dreyfus Corporation and in 1987 joined Oppenheimer Capital as an accounting manager supervising both equity and fixed income mutual funds. In 1992, Mr. Wolf joined New Castle Advisers, which managed fixed income portfolios and mutual funds. In 1996, New Castle Advisers was acquired by Capstone where Mr. Wolf served in his current capacity. Mr. Wolf received his Bachelor’s Degree from Hofstra University and his Master’s Degree from Manhattan College. Mr. Cody has over twenty-five years’ experience as a securities analyst and portfolio manager. He was Vice President of Institutional Research for Sanders Morris Harris for approximately ten years and has also worked as a portfolio manager and analyst for USAA Investment Management Company and American General. He joined CAMCO as a Senior Vice President and Equity Portfolio Manager in 2010. Mr. Wehner received his Bachelor’s Degree from Southern Methodist University, and his MBA and Doctor of Jurisprudence from The University of Houston. He joined Capstone as an Investment Analyst and Equity and Derivatives Trader in August 2014. He was promoted to Portfolio Manager in April 2015 and has served as co-portfolio manager for Steward Large Cap Enhanced Index Fund, Steward Small-Mid Cap Enhanced Index Fund and Steward International Enhanced Index Fund since August 2016.

Day to day management of Steward Large Cap Enhanced Index Fund, Steward Small-Mid Cap Enhanced Index Fund, and Steward International Enhanced Index Fund is carried out by Mssrs. Cody and Wehner with Mr. Wolf acting in a supervisory capacity.

Victoria Fernandez has been the senior portfolio manager for Steward Select Bond Fund since January 1, 2014. Ms. Fernandez is Managing Director — Fixed Income Investments of CAMCO in addition to being Co-Chair of CAMCO’s Investment Policy Committee. Ms. Fernandez received her Bachelor’s Degree from Rice University and her Master’s Degree from Texas A&M University, May’s Business School. Prior to joining Capstone, Ms. Fernandez was a Portfolio Manager and Head of Fixed Income Trading with Fayez, Sarofim & Co. where she had been employed for 18 years and was involved in all aspects of the fixed income portfolio management process.

The Funds’ Statement of Additional Information provides additional information about each Portfolio Manager’s compensation, other accounts managed by such Portfolio Manager, and such Portfolio Manager’s ownership of securities in the Fund for which he/she provides portfolio management services.

Administrator, Compliance Services, and Class Action/Fair Fund Service Provider

CFS Consulting Services, LLC (“CCS”) acts as administrator for each Fund. For its services as administrator, CCS receives a monthly fee from each Fund calculated at the annual rate of 0.075% on the first $500 million of the Funds’ aggregate average daily net assets. The rate declines to 0.03% of the Funds’ aggregate average daily net assets in excess of $500 million. Pursuant to a compliance services agreement, CCS also provides regulatory compliance services for the Funds. For these services, CCS receives a monthly fee from each Fund, calculated at an annual rate of 0.025% of the first $500 million of the average daily net assets of that Fund, 0.020% of the next $500 million and 0.015% of assets over $1 billion. The Agreement also provides for reimbursement to CCS of reasonable expenses incurred by CCS related to travel outside the Houston, Texas area in connection with providing services under the Agreement. For its services in class action and Securities and Exchange Commission Fair Fund claim preparations, CCS receives 3% of net proceeds to the Funds in class action claims and 6% of amounts received from Securities and Exchange Commission Fair Fund claims.

Cipperman Compliance Services, LLC (“Cipperman”) provides regulatory compliance services for the Funds pursuant to a Compliance Services Agreement effective April 1, 2016, as amended [DATE]. In accordance with this agreement, Cipperman also designates a member of its staff, who has been approved by the Funds’ Board of Directors, to serve as the Chief Compliance Officer (“CCO”) for the Funds in accordance with applicable law. Cipperman’s fee for “Base Services” described in the agreement is $5,000 per month. The expense will be borne by the Funds and will be allocated among the Funds based on their relative net asset values at the end of each calendar month, as determined and computed in accordance with the description of the method of determination of net asset value contained in the current prospectus and statement of additional information for each Fund as in effect from time to time under the Securities Act of 1933. Additional fees may be charged for “additional services” or in the event any of the Capstone Funds were to engage an adviser or sub-adviser other than CAMCO. Such fees, if incurred, will be allocated to or among the Capstone Funds in a manner deemed fair and reasonable by the applicable Board of Directors or Trustees.

Richard Nunn, who served as the Capstone Funds’ CCO prior to April 1, 2016, will effective April 1, 2016 provide consultation services with respect to regulatory compliance for the Capstone Funds pursuant to one or more “Statements of Work” under a one-year agreement that will automatically renew annually unless terminated by a party on at least thirty (30) days’ written notice. The current Statement of Work covers six months of service to the Capstone Funds (including the Funds). Of the fees payable under this Statement of Work, $6,250, plus any applicable reasonable out-of-pocket travel expenses, will be borne by the Funds and will be allocated among them in the same manner as the fees under the Cipperman agreement. It is not clear whether there will be additional Statements of Work.

BUYING AND SELLING FUND SHARES

Share Price

The purchase and redemption price for shares of each class of a Fund is the per share net asset value (“NAV”) for that class that is next determined after your purchase or sale order is received by the Fund, transfer agent or authorized dealer. NAV is generally calculated as of the close of regular trading on the New York Stock Exchange (“Exchange”), normally 4:00 p.m. Eastern Time, on each day the Exchange is open for trading, provided that certain derivatives are priced as of 4:15 p.m. Eastern Time. The Funds do not price their shares on days the Exchange is closed for trading – normally, weekends, national holidays and Good Friday. In addition to days the Exchange is closed for trading, Steward Select Bond Fund does not price its shares on days the bond markets are closed for trading. Such additional days are normally Columbus Day and Veteran’s Day. NAV of a class reflects the aggregate assets less the liabilities attributable to that class. The price of equity securities is determined by (i) valuing securities listed on an exchange at the last reported sale price, or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (ii) by valuing securities traded on the NASDAQ market, at the Nasdaq Official Closing Price, if available, otherwise at the last reported sale price, or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (iii) valuing other equity securities at the mean between the last reported bid and asked prices and (iv) valuing any securities for which market quotations are not readily available and any other assets at fair value as determined in good faith by the Board.

Debt securities (other than short-term obligations) including listed issues, are valued at the bid price on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices. Short-term securities (those with remaining maturities of 60 days or less) are valued at amortized cost, when amortized cost is approximately the same as the fair value of the security as determined by using market-based data and issuer-specific developments. Each of these methods has been determined in good faith by the Board to represent fair value for the affected securities.

In the event a price for a particular security is not available, or the available price is believed by a Fund’s Adviser to be inaccurate, the security will be priced at its fair value in accordance with procedures approved by the Board, which in certain cases require involvement of the Valuation Committee of the Board. It cannot be assured that any such fair value determination represents the price at which the particular securities could be sold during the period in which such fair value prices are used to determine the value of the Fund’s assets. Thus, during periods when one or more of a Fund’s securities are valued at fair value, there is the risk that sales and redemptions of Fund shares at prices based on these values may dilute or increase the economic interests of remaining shareholders.

A Fund may invest in non-U.S. securities that trade in foreign markets where closing prices are established prior to the time closing prices are established for U.S.-traded securities. If an event were to occur after the value of a Fund portfolio security was so established but before the Fund’s net asset value per share is determined that is likely to change materially the value of said portfolio security and therefore change the Fund’s net asset value, the Fund investment would be valued in accordance with fair value procedures established by the Board. Additionally, because non-U.S. markets may be open on days and at times when U.S. markets are closed, the value of shares of a Fund that invests in such securities can change on days when shareholders are not able to buy or sell Fund shares.

For information on minimum investments, see “Minimum Investment,” page 22.

Share Certificates

The Funds will not issue certificates representing shares.

Telephone Transactions

Unless declined on the Investment Application, the Funds are authorized to accept orders for additional purchases, redemptions and exchanges by phone. You will be liable for any fraudulent order as long as the Funds have taken reasonable steps to assure that the order was proper. Also note that, during unusual market conditions, you may experience delays in placing telephone orders. In that event, you should try one of the alternative procedures described below.

PURCHASING FUND SHARES

You may use any of the following methods to purchase Fund shares:

Through Authorized Dealers.  You may place your order through any dealer authorized to take orders for the Funds. (An authorized dealer is one that has entered into a selling agreement with the Fund’s distributor. A dealer that has not entered into such an agreement is not authorized to sell shares of the Fund.) If the order is received by the authorized dealer by 4:00 p.m. Eastern Time, you will receive that day’s NAV. Orders received subsequent to 4:00 p.m. Eastern Time will receive the NAV per share next determined. It is the dealer’s responsibility to transmit orders timely.

Through the Distributor.  You may place orders directly with the Funds’ distributor by mailing a completed Investment Application with a check or other negotiable bank draft payable to Steward Funds, to the Funds’ Transfer Agent:

Transfer Agent’s Address

Regular Mail Steward Funds c/o FIS Global P.O. Box 183004 Columbus, OH 43218-3004	Overnight Mail Steward Funds c/o Transfer Agency 4249 Easton Way, Suite 400 Columbus, OH 43219

Effective as of March 18, 2016, Citi Fund Services, Inc. and Fifth Third Bank resigned as the custodians of the Steward Funds Traditional, ROTH, SEP, Coverdell ESA and SIMPLE Individual Retirement Custodial Accounts (each referred to herein as “Account”).

UMB, N.A., acknowledged its willingness to act as successor custodian of such Accounts and, as of the close of business on March 18, 2016, UMB was appointed as successor custodian of all such Accounts and automatically assumed responsibility for all such Accounts except for those that notified the Funds of alternate arrangements prior to March 18, 2016.

Remember to make your check in an amount no less than any applicable minimum noted under the Minimum Investment section on page 22. Unless NSCC traded, funding is due on a T+1 basis. Payment for orders placed with the Transfer Agent must be received by the Transfer Agent within three business days after the order was placed. Otherwise, you will be liable for any losses resulting from your purchase order. Checks from third parties will not be accepted. Subsequent investments may be mailed to the same address. Confirmations of each purchase and transaction in the account are sent to the shareholder’s address of record.

Investing By Wire Transfer.  You may purchase shares by wire transfer if you have an account with a commercial bank that is a member of the Federal Reserve System. Your bank may charge a fee for this service.

For an initial investment by wire transfer, you must first call the Funds’ Transfer Agent at 1-800-695-3208 to be assigned a Fund account number and to receive wire instructions.

You must follow up your wire transfer with a completed Investment Application. An application may be obtained by calling 1-800-262-6631 or by visiting the Funds’ website at www.Stewardmutualfunds.com. Mail the application to the Transfer Agent’s address (see above).

Subsequent investments may also be made by wire transfer at any time by following the above procedures. The wire transfer must include your name and your Fund account number.

In-Kind Purchases

A Fund may issue its shares in exchange for securities held by the purchaser, when approved by the Board, in its sole discretion, or pursuant to procedures adopted by the Board, if any, following a determination that (a) such in-kind exchange is advisable under the circumstances and (b) the securities to be exchanged are consistent with the Fund’s investment objective and policies. The value of securities to be so exchanged will be determined on the day of the exchange in accordance with the Fund’s policies for valuing its portfolio securities and the Fund will issue shares to the purchaser, valued on the day of the exchange, in an amount equal to the value of the exchanged securities, as so determined. A Fund will not accept securities for in-kind purchase of shares unless the Fund’s investment adviser determines that the value of such securities can be calculated under the Fund’s regular procedures for valuing its portfolio securities. A Fund also generally will not accept securities that are subject to restrictions on resale. As of the time of the exchange, all dividends, distributions and subscription or other rights will become the property of the Fund in question, along with the securities. Fund shares purchased in exchange for securities, as described in this paragraph, generally cannot be redeemed for fifteen days following the in-kind purchase to allow time for the transfer to settle.

Telephone Investment

After you have opened your account, you may make additional investments by telephone unless you declined that option on your Investment Application. You may place a telephone order by calling the Transfer Agent at 1-800-695-3208.

The minimum telephone purchase for Individual Class shares is $1,000 and the maximum is five times the NAV of your shares held, for which payment has been received, on the day preceding your order. For Institutional Class shares, the minimum telephone purchase is $50,000 and the maximum is five times the NAV of your shares held, for which payment has been received, on the day preceding your order.

Your telephone purchase will be priced at the NAV next determined after your call. Payment for your order must be received within three business days. Mail your payment to the Transfer Agent’s address (see above). If your payment is not received within three business days, you will be liable for any losses caused by your purchase.

Electronic Purchases

If your bank is a U.S. bank that participates in the Automated Clearing House (ACH), you may elect to make subsequent investments through ACH. Complete the Banking Services option on the Investment Application or call 1-800-695-3208. Your account can generally be set up for electronic purchases within 15 days. Your bank or broker may charge for this service.

Wire transfers (see “Investing by Wire Transfer,” above) allow financial institutions to send funds to each other, almost instantaneously. With an electronic purchase or sale, the transaction is made through ACH and may take up to eight days to clear. There is generally no fee for ACH transactions.

Pre-Authorized Investment

If you hold or are purchasing Individual Class shares, you may arrange to make regular monthly investments of at least $25 automatically from your bank account by completing the Automatic Investment Plan option on the Investment Application.

Tax-Deferred Retirement Plans

Fund shares may be used for virtually all types of tax-deferred retirement plans, including traditional and Roth Individual Retirement Accounts (“IRAs”), Coverdell Education Savings Accounts and Simplified Employee Pension Plans. For more information, call 1-800-262-6631.

Frequent Transactions

The Funds’ Board of Directors has determined, based on the Funds’ experience, that the Funds are not likely to attract abusive short-term traders due to the fact that the Funds’ portfolio securities are primarily traded in U.S. markets and do not offer attractive opportunities to profit from short-term trading. Accordingly, the Board has determined to permit short-term trading and not to impose a redemption fee on short-term trades at this time. To the extent that short-term trading does occur, such trading may result in additional costs for the Funds. Any future changes to the Funds’ policies and procedures regarding frequent transactions will be disclosed in an amendment or supplement to the Funds’ Prospectus.

Customer Identification Information

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, the Funds must obtain the following information for each person that opens a new account:

• Name;
• Date of birth (for individuals);
• Residential or business street address (although post office boxes are still permitted for mailing); and
• Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identify by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

REDEEMING FUND SHARES

The price to sell one share of each Fund is the Fund’s NAV. You may redeem your Fund shares on any business day using one of the following procedures:

Through Authorized Dealers.  You may request a redemption through any broker-dealer authorized to take orders for the Fund. The broker-dealer will place the redemption order by telephone or facsimile directly with the Funds’ Transfer Agent and your share price will be the NAV next determined after the order is received. The Funds do not charge a fee for these redemptions, but a dealer may impose a charge for this service. Redemption proceeds will be paid within three days after the Transfer Agent receives a redemption order in proper form.

Through the Transfer Agent.  You may redeem your Fund shares by writing to the Transfer Agent’s address (see “Purchasing Fund Shares,” above). You will generally receive a check for your redemption amount within a week after your request is received. The Funds do not charge any fee for redemptions.

Certain transactions will require a signature guarantee or validation. See “Signature Verification for Certain Transactions,” page 53.

Redemption of Shares Purchased by Check.  Redemptions of amounts purchased by check may be withheld until the purchase check has cleared, which may take up to 15 days from the purchase date.

Expedited Redemption

If you want to redeem at least $1,000 of Fund shares and have not declined banking services on the Investment Application currently on file with the Transfer Agent, you may request that your redemption proceeds be mailed or wired to a broker-dealer or commercial bank that you previously designated on the Investment Application by calling the Transfer Agent at 1-800-695-3208. Redemption proceeds will be forwarded the next day to the designated entity. You are urged to place your redemption request early in the day to permit efficient management of the Funds’ cash reserves. The Funds do not impose a special fee for this service. However, they (and their service providers) reserve the right to modify or not to offer this service in the future. They will attempt to give shareholders reasonable notice of any such change.

Systematic Withdrawal

If you hold Individual Class shares, you may arrange for periodic withdrawals of $50 or more if you have invested at least $5,000 in a Fund. Your withdrawals under this plan may be monthly, quarterly, semi-annually or annually. If you elect this plan, you must elect to have all your dividends and distributions reinvested in shares of the particular Fund. Note that payments under this plan come from redemptions of your Fund shares. The payments do not represent a yield from a Fund and may be a return of capital, thus depleting your investment. Payments under this plan will terminate when all your shares have been redeemed. The number of payments you receive will depend on the size of your investment, the amount and frequency of your withdrawals, and the yield and share price of the Fund, which can be expected to fluctuate.

You may terminate this plan at any time by writing to the Transfer Agent. You continue to have the right to redeem your shares at any time. The cost of the plan is borne by the Funds and there is no direct charge to you.

Redemption in Kind

If you request a redemption in excess of $1 million, each Fund reserves the right to pay any portion of the redemption proceeds in securities from the Fund’s portfolio rather than in cash, in accordance with applicable legal requirements. In that case, you will bear any brokerage costs imposed when you sell those securities and you will bear the market risk on those securities until you sell them. To the extent practicable, the Fund will use only liquid securities for redemptions in kind. If the applicable Adviser determines that it is in the best interests of a Fund to include illiquid securities in a redemption in kind, the redeeming shareholder may have difficulty selling such securities at a price representing their fair value.

Redemption Suspensions or Delays

Although you may normally redeem your shares at any time, redemptions may not be permitted at times when the New York Stock Exchange is closed for unusual circumstances, when trading on such exchange is restricted, or when the Securities and Exchange Commission allows redemptions to be suspended.

Redemption of Small Accounts

Because it is costly to other shareholders of a Fund to maintain small accounts, each of the Funds reserves the right to automatically redeem shares and close your account when it falls below the applicable minimum specified under “Minimum Investment,” above, due to your redemptions or exchanges. Before a Fund automatically redeems your account, you will be notified and given 60 days in which to make additional investments sufficient to bring your account to the required minimum and thus avoid having your shares redeemed. An automatic redemption, as a sale of your Fund shares, may have tax consequences.

Small Account Fee

On or about December 1 of each year, an annual $12 fee will be deducted from each shareholder account in a Fund that, on the day the fee is deducted, has been open for more than one year and has a net asset value of less than $200. The fee, which is paid to the applicable Fund, will apply separately to each account in the Fund that meets such criteria.

EXCHANGING FUND SHARES (SEE ALSO “REDEEMING FUND SHARES”)

You may exchange your shares of a Fund for shares of the same class of another Fund at a price based on the respective NAVs of each Fund. There is no sales charge or other fee. Please read the information in the Funds’ prospectus concerning the Fund into which you wish to exchange. Your exchange must satisfy the applicable minimum investment and other requirements for the class of shares of the Fund into which you wish to exchange. The Fund into which you are exchanging must be available for sale in your state, and the exchange privilege may be amended or terminated upon 60 days’ notice to shareholders.

You may place an exchange order by:

• mailing your exchange order to the Transfer Agent’s address.
• telephoning 1-800-695-3208. Telephone exchange orders may be placed from 8:00 a.m. to 4:00 p.m. Eastern Time on any business day. You may decline this option on the Investment Application.

Remember that your exchange involves a sale of shares, with possible tax consequences. See “Dividends, Distributions and Taxes,” below.

Signature Verification for Certain Transactions

Signature Guarantees.  To protect you and the Funds against fraud, certain redemption options will require a medallion signature guarantee. A medallion signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers participating in a Medallion Program recognized by the Securities Transfer Association, but not from a notary public. The acceptable Medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchange Medallion Program (SEMP), or the New York Stock Exchange, Inc. Medallion Program (NYSE MSP). The Transfer Agent reserves the right to reject a signature guarantee if it is not provided by an acceptable Medallion guarantor. The Transfer Agent will need written instructions signed by all registered owners, with a medallion signature guarantee for each owner, for any of the following:

•	A change to a shareholder’s record name without supporting documentation (such as a marriage certificate, divorce decree, etc);
•	A redemption from an account for which the address or account registration has changed within the last 10 business days;
•	A request to send redemption and distribution proceeds to any person, address, brokerage firm or bank account not on record;
•	A request to send redemption and distribution proceeds to an account with a different registration (name or ownership) from yours; and
•	An addition or change to ACH or wire instructions; telephone redemption or exchange options; or any other election in connection with your account.

The transfer agent reserves the right to waive signature guarantee requirements, require a signature guarantee under other circumstances or reject or delay a redemption if the signature guarantee is not in good form. Faxed signature guarantees are generally not accepted. A notary public cannot provide a signature guarantee.

Signature Validation Program.  The Signature Validation Program (SVP) is intended to provide validation of authorized signatures for those transactions considered non-financial (i.e. do not involve the sale, redemption or transfer of securities). The purpose of the SVP stamp on a document is to authenticate your signature and to confirm that you have the authority to provide the instructions in the document. This stamp may be obtained from eligible members of a Medallion Signature Guarantee Program (see above) or other eligible guarantor institutions in accordance with SVP.

Eligible guarantor institutions generally include banks, broker/dealers, credit unions, members of national securities exchanges, registered securities associations, clearing agencies and savings associations. You should verify with the institution that they are an eligible guarantor institution prior to signing. A notary public cannot provide an SVP stamp.

The Fund accepts an SVP stamp or a Medallion Signature Guarantee stamp if you request any of the following non-financial transactions:

•	A change of name;
•	Add/Change banking instructions;
•	Add/Change beneficiaries;
•	Add/Change authorized account traders;
•	Adding a Power of Attorney;
•	Add/Change Trustee; or
•	UTMA/UGMA custodian change.
DISTRIBUTOR; SERVICE AND DISTRIBUTION PLAN; ADMINISTRATIVE SERVICES PLAN

Capstone Asset Planning Company (“CAPCO”), an affiliate of CAMCO, serves as the Funds’ distributor. Each of the Funds has adopted, for its Individual Class shares, a Service and Distribution Plan (“Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan allows each Fund, out of assets attributable to Individual Class shares, to compensate CAPCO at an annual rate of 0.25% for its services in connection with the sale and distribution of Individual Class shares and for services to Individual Class shareholders. Because these fees are paid out of Individual Class assets on an on-going basis, over time these fees will increase the cost of your investment in Individual Class shares and may cost you more than paying other types of sales charges.

Each Fund has also adopted an Administrative Services Plan with respect to its Individual Class shares, and effective as of April 1, 2016, its Institutional Class Shares. The Administrative Services Plan provides that each Fund, out of assets attributable to its Individual Class and Institutional Class shares, shall compensate CAPCO to cover the costs of payments to certain third-party shareholder service providers related to the administration of group accounts in which Fund shareholders participate. The amount of such payments may not exceed, on an annual basis, 0.10% of the average daily net assets of the Individual Class shares or the Institutional Class shares of each Fund. For Individual Class shares, this fee is in additional to fees payable under the Service and Distribution Plan. Institutional Class shares are not subject to the Service and Distribution Plan.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions.  Each Fund distributes substantially all of its net investment income and net realized capital gains to shareholders each year, and pays its dividends and other distributions in additional shares of the Fund, with no sales charge. However, you may elect on the Investment Application to:

Option # 1 — receive income dividends in cash and capital gain distributions in additional Fund shares; or
Option # 2 — receive all dividend and capital gain distributions in cash; or
Option # 3 — receive capital gain distributions in cash and income dividends in additional shares.

Each Fund intends to declare and pay any income dividends quarterly. Capital gains, if any, will be paid at least annually, generally in December.

Tax Treatment of Dividends, Distributions and Redemptions.  If you hold shares through a tax-deferred account (such as a retirement plan), you generally will not owe tax until you receive a distribution from the account.

If you are a taxable investor, you will generally be subject to federal income tax each year on dividend and distribution payments you receive from the Funds, as well as on any gain realized when you sell (redeem) or exchange shares of a Fund. This is true whether you reinvest your distributions in additional shares or receive them in cash. Any long-term capital gains distributed by a Fund are taxable to you as long-term capital gains no matter how long you have owned your shares.

If you are an individual investor, a portion of the dividends you receive from a Fund may be treated as “qualified dividend income” which is taxable to individuals at the same rates that are applicable to long-term capital gains. A Fund distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding period and other requirements are met. Fund distributions generally will not qualify as qualified dividend income to the extent attributable to interest, capital gains, REIT distributions and, in many cases, distributions from non-U.S. corporations.

When you sell or exchange shares, you may have a capital gain or loss. The tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares. Gain or loss realized shares held more than one year is generally long-term. Any loss you incur if you sell or exchange shares that you have held for six months or less will be treated as a long-term capital loss, but only to the extent that the Fund has paid you long-term capital gain dividends with respect to those shares during that period.

The Funds will notify you each year, generally in January, which amounts of your dividend and distribution payments are subject to taxation as ordinary income, qualified dividend income or as long-term capital gain. Distributions that are declared in December but paid in January are taxable as if they were paid in December. The Funds make no representation or warranty as to the amount or variability of each Fund’s capital gains distributions, which may vary as a function of several factors including, but not limited to, prevailing dividend yield levels, general market conditions, and shareholders’ redemption patterns.

Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax. Non-U.S. investors may be subject to U.S. withholding and estate tax.

Steward Global Equity Income Fund and Steward International Enhanced Index Fund may occasionally invest in securities of issuers in certain foreign countries. A Fund may have taxes withheld on the income received from those securities.

By law, a Fund must withhold the legally required amount of your distributions and proceeds if you do not provide your correct taxpayer identification number, or certify that such number is correct, or if the IRS instructs the Fund to do so.

THE TAX DISCUSSION SET FORTH ABOVE IS INCLUDED FOR GENERAL INFORMATION ONLY. YOU SHOULD CONSULT YOUR OWN TAX ADVISER CONCERNING THE FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES OF AN INVESTMENT IN A FUND. ADDITIONAL INFORMATION ON THESE AND OTHER TAX MATTERS RELATING TO EACH FUND AND ITS SHAREHOLDERS IS INCLUDED IN THE SECTION ENTITLED “TAXES” IN THE STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS

The following highlights tables are intended to help you understand the financial performance of each of the Steward Large Cap Enhanced Index Fund, the Steward Small Mid-Cap Enhanced Index Fund, the Steward International Enhanced Index Fund, the Steward Select Bond Fund, and the Steward Global Equity Income Fund for the past five years. The “Total Return” numbers for a Fund represent the rate that an investor would have earned (or lost) on an investment in such Fund (assuming reinvestment of all dividends and distributions). The information for the periods ended April 30, 2016, 2015, 2014, 2013 and 2012 has been audited by XXXXXXXXXX, the Funds’ independent registered public accounting firm, whose report, along with each such Fund’s financial statements, is included in the Funds’ annual report for the fiscal year ended April 30, 2016, which is available on request. (See “How to Get More Information,” below.)

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STEWARD FUNDS
FINANCIAL HIGHLIGHTS

		Investment Operations:					Distributions:							Ratios/Supplementary Data:
	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains/ (Losses) from Investments		Total from Investment Operations	Net Investment Income	Net Realized (Losses) from Investments	In Excess of Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000’s)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate(a)
Individual Class
Steward Large Cap Enhanced Index Fund
Year ended April 30, 2016	$38.89	0.46		(1.31)		(0.85)	(0.49)	(4.26)	(1.04)	(5.79)	$32.25	(2.01)%	$52,151	0.82%	1.30%	91	%(d)
Year ended April 30, 2015	37.46	0.36		3.86		4.22	(0.34)	(2.45)	—	(2.79)	38.89	11.35%	50,747	0.86%	0.97%	33%
Year ended April 30, 2014	32.87	0.34		7.29		7.63	(0.34)	(2.70)	—	(3.04)	37.46	23.68%	34,116	0.90%	0.96%	30%
Year ended April 30, 2013	28.71	0.32		4.57		4.89	(0.32)	(0.41)	—	(0.73)	32.87	17.38%	20,872	0.91%	1.08%	26%
Year ended April 30, 2012	28.44	0.25		0.26		0.51	(0.24)	—	—	(0.24)	28.71	1.87%	18,127	0.91%	0.91%	20%
Steward Small-Mid Cap Enhanced Index Fund
Year ended April 30, 2016	$15.33	0.08		(0.51)		(0.43)	(0.09)	(1.55)	—	(1.64)	$13.26	(2.39)%	$55,445	0.85%	0.59%	33%
Year ended April 30, 2015	16.04	0.08		1.41		1.49	(0.08)	(2.12)	—	(2.20)	15.33	9.85%	60,408	0.84%	0.50%	37%
Year ended April 30, 2014	14.18	0.07		3.03		3.10	(0.06)	(1.18)	—	(1.24)	16.04	22.02%	55,516	0.90%	0.42%	29%
Year ended April 30, 2013	13.15	0.08		1.94		2.02	(0.10)	(0.89)	—	(0.99)	14.18	16.23%	47,456	0.93%	0.58%	25%
Year ended April 30, 2012	13.81	0.03		(0.22)		(0.19)	(0.03)	(0.44)	—	(0.47)	13.15	(0.99)%	44,422	0.90%	0.24%	26%
Steward Global Equity Income Fund
Year ended April 30, 2016	$30.11	0.60		0.18		0.78	(0.62)	(1.55)	—	(2.17)	$28.72	2.94%	$40,254	0.98%	2.12%	54%
Year ended April 30, 2015	29.82	0.63		1.32		1.95	(0.62)	(1.04)	—	(1.66)	30.11	6.57%	27,698	1.01%	2.11%	48%
Year ended April 30, 2014	27.24	0.65		2.60		3.25	(0.67)	—	—	(0.67)	29.82	12.16%	21,741	1.06%	2.36%	40%
Year ended April 30, 2013	25.07	0.61		2.17		2.78	(0.61)	—	—	(0.61)	27.24	11.40%	16,041	1.04%	2.45%	41%
Year ended April 30, 2012	24.71	0.58		0.32		0.90	(0.54)	—	—	(0.54)	25.07	3.90%	13,428	1.05%	2.47%	51%
Steward International Enhanced Index Fund
Year ended April 30, 2016	$22.22	0.40	(b)	(3.27)		(2.87)	(0.70)	—	—	(0.70)	$18.65	(13.10)%	$16,268	1.00%	2.14%	11	%(d)
Year ended April 30, 2015	23.06	0.41	(c)	(0.71	)(c)	(0.30)	(0.54)	—	—	(0.54)	22.22	(1.41)%	15,520	1.02%	1.84%	12%
Year ended April 30, 2014	21.96	0.67		0.96		1.63	(0.53)	—	—	(0.53)	23.06	7.69%	14,985	1.08%	3.09%	11%
Year ended April 30, 2013	20.85	0.46		1.09		1.55	(0.44)	—	—	(0.44)	21.96	7.65%	11,294	1.07%	2.21%	15%
Year ended April 30, 2012	24.96	0.48		(4.11)		(3.63)	(0.48)	—	—	(0.48)	20.85	(14.51)%	9,948	1.06%	2.26%	9%
Steward Select Bond Fund
Year ended April 30, 2016	$24.97	0.46		—		0.46	(0.44)	—	—	(0.44)	$24.99	1.87%	$11,719	0.95%	1.80%	11%
Year ended April 30, 2015	24.72	0.46		0.25		0.71	(0.46)	—	—	(0.46)	24.97	2.92%	15,208	0.96%	1.83%	13%
Year ended April 30, 2014	25.62	0.43		(0.85)		(0.42)	(0.48)	—	—	(0.48)	24.72	(1.60)%	13,247	1.01%	1.78%	13%
Year ended April 30, 2013	25.47	0.50		0.26		0.76	(0.61)	—	—	(0.61)	25.62	3.02%	11,592	1.02%	1.96%	29%
Year ended April 30, 2012	25.20	0.62		0.32		0.94	(0.67)	—	—	(0.67)	25.47	3.77%	11,995	1.00%	2.40%	30%
(a)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(b)	Calculated based on average shares outstanding.
(c)	Per share amounts from investment operations do not accord with aggregate amounts shown on the Statement of Changes in Net Assets due to timing of certain share issuance activity during the year ended April 30, 2015.
(d)	Excludes the value of portfolio securities delivered as a result of a redemption in-kind. Amounts designated as “—” are $0 or have been rounded to $0.

STEWARD FUNDS
FINANCIAL HIGHLIGHTS

		Investment Operations:					Distributions:							Ratios/Supplementary Data:
	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains/ (Losses) from Investments		Total from Investment Operations	Net Investment Income	Net Realized (Losses) from Investments	In Excess of Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000’s)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate(a)
Institutional Class
Steward Large Cap Enhanced Index Fund
Year ended April 30, 2016	$38.70	0.62		(1.34)		(0.72)	(0.61)	(4.26)	(1.04)	(5.91)	$32.07	(1.67)%	$253,302	0.48%	1.66%	91	%(d)
Year ended April 30, 2015	37.30	0.47		3.86		4.33	(0.48)	(2.45)	—	(2.93)	38.70	11.71%	292,898	0.50%	1.30%	33%
Year ended April 30, 2014	32.73	0.48		7.24		7.72	(0.45)	(2.70)	—	(3.15)	37.30	24.11%	175,616	0.54%	1.33%	30%
Year ended April 30, 2013	28.58	0.42		4.56		4.98	(0.42)	(0.41)	—	(0.83)	32.73	17.82%	163,450	0.56%	1.43%	26%
Year ended April 30, 2012	28.32	0.34		0.25		0.59	(0.33)	—	—	(0.33)	28.58	2.21%	150,796	0.56%	1.26%	20%
Steward Small-Mid Cap Enhanced Index Fund
Year ended April 30, 2016	$15.51	0.12		(0.52)		(0.40)	(0.13)	(1.55)	—	(1.68)	$13.43	(2.15)%	$101,597	0.57%	0.87%	33%
Year ended April 30, 2015	16.20	0.12		1.43		1.55	(0.12)	(2.12)	—	(2.24)	15.51	10.19%	93,821	0.56%	0.78%	37%
Year ended April 30, 2014	14.30	0.11		3.07		3.18	(0.10)	(1.18)	—	(1.28)	16.20	22.43%	70,629	0.62%	0.70%	29%
Year ended April 30, 2013	13.25	0.11		1.95		2.06	(0.12)	(0.89)	—	(1.01)	14.30	16.49%	62,166	0.66%	0.85%	25%
Year ended April 30, 2012	13.91	0.06		(0.22)		(0.16)	(0.06)	(0.44)	—	(0.50)	13.25	(0.71)%	57,808	0.64%	0.50%	26%
Steward Global Equity Income Fund
Year ended April 30, 2016	$30.16	0.71		0.16		0.87	(0.71)	(1.55)	—	(2.26)	$28.77	3.26%	$134,080	0.64%	2.47%	54%
Year ended April 30, 2015	29.86	0.75		1.32		2.07	(0.73)	(1.04)	—	(1.77)	30.16	6.97%	140,285	0.66%	2.46%	48%
Year ended April 30, 2014	27.27	0.77		2.58		3.35	(0.76)	—	—	(0.76)	29.86	12.55%	133,017	0.71%	2.74%	40%
Year ended April 30, 2013	25.09	0.69		2.18		2.87	(0.69)	—	—	(0.69)	27.27	11.80%	124,651	0.69%	2.80%	41%
Year ended April 30, 2012	24.74	0.67		0.31		0.98	(0.63)	—	—	(0.63)	25.09	4.22%	111,694	0.70%	2.83%	51%
Steward International Enhanced Index Fund
Year ended April 30, 2016	$22.28	0.57	(b)	(3.38)		(2.81)	(0.77)	—	—	(0.77)	$18.70	(12.82)%	$104,190	0.65%	2.93%	11	%(d)
Year ended April 30, 2015	23.11	0.44	(c)	(0.65	)(c)	(0.21)	(0.62)	—	—	(0.62)	22.28	(1.01)%	286,947	0.64%	1.95%	12%
Year ended April 30, 2014	22.01	0.74		0.97		1.71	(0.61)	—	—	(0.61)	23.11	8.02%	99,665	0.73%	3.40%	11%
Year ended April 30, 2013	20.89	0.53		1.10		1.63	(0.51)	—	—	(0.51)	22.01	8.05%	87,365	0.72%	2.57%	15%
Year ended April 30, 2012	25.01	0.55		(4.12)		(3.57)	(0.55)	—	—	(0.55)	20.89	(14.20)%	85,113	0.71%	2.60%	9%
Steward Select Bond Fund
Year ended April 30, 2016	$24.85	0.53		0.01		0.54	(0.52)	—	—	(0.52)	$24.87	2.22%	$138,503	0.60%	2.16%	11%
Year ended April 30, 2015	24.61	0.54		0.25		0.79	(0.55)	—	—	(0.55)	24.85	3.26%	138,956	0.62%	2.19%	13%
Year ended April 30, 2014	25.49	0.53		(0.85)		(0.32)	(0.56)	—	—	(0.56)	24.61	(1.20)%	132,573	0.66%	2.14%	13%
Year ended April 30, 2013	25.34	0.59		0.26		0.85	(0.70)	—	—	(0.70)	25.49	3.39%	129,117	0.67%	2.32%	29%
Year ended April 30, 2012	25.08	0.70		0.32		1.02	(0.76)	—	—	(0.76)	25.34	4.12%	124,189	0.66%	2.76%	30%
(a)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(b)	Calculated based on average shares outstanding.
(c)	Per share amounts from investment operations do not accord with aggregate amounts shown on the Statement of Changes in Net Assets due to timing of certain share issuance activity during the year ended April 30, 2015.
(d)	Excludes the value of portfolio securities delivered as a result of a redemption in-kind. Amounts designated as “—” are $0 or have been rounded to $0.

Visit us online at:
www.stewardmutualfunds.com

HOW TO GET MORE INFORMATION

Further information about the Funds is contained in the Statement of Additional Information (“SAI”). The SAI contains more detail about some of the matters discussed in this Prospectus. The SAI is incorporated into the Prospectus by reference.

Additional information about each Fund’s investments is available in the Funds’ annual and semi- annual reports to shareholders. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s investment performance during its last fiscal year.

You may obtain free copies of the SAI, reports or other information about the Funds or your account by calling 1-800-262-6631. You may also visit the Funds’ website at
http://www.stewardmutualfunds.com, where information is available.

You may also get free copies of the SAI, reports or other information about the Funds directly from the Securities and Exchange Commission (“SEC”) by visiting the SEC’s public reference room in Washington, D.C. (Call 1-202-551-8090 or e-mail publicinfo@sec.gov for information). Alternatively, you may send a written request, plus a duplicating fee, to the SEC’s Public Reference Section, Washington, D.C. 20549-1520 or by making a request by e-mail to publicinfo@sec.gov.

The Investment Company Act File Number with the SEC for the Funds is 811-01597.

FAITH-BASED SCREENED FUNDS	Distributed by: Capstone Asset Planning Company 3700 West Sam Houston Parkway South, Suite 250 Houston, Texas 77042 1-800-262-6631 info@capstonefinancial.com

For more complete information about the Steward Mutual Funds, including charges and expenses, contact the Distributor to receive a prospectus. Please read it carefully before you invest or send money.

The Steward Funds

Steward Large Cap Enhanced Index Fund

Individual Class - SEEKX

 Institutional Class - SEECX

Steward Select Bond Fund

Individual Class - SEAKX

 Institutional Class - SEACX

Steward International Enhanced Index Fund

Individual Class - SNTKX

 Institutional Class - SNTCX

Steward Global Equity Income Fund

Individual Class - SGIDX

 Institutional Class - SGISX

Steward Small-Mid Cap Enhanced Index Fund

Individual Class - TRDFX

 Institutional Class - SCECX

 (the foregoing are all series and classes of Steward Funds, Inc.)

STATEMENT OF ADDITIONAL INFORMATION

[DATE]

This Statement of Additional Information is not a Prospectus but contains information in addition to and more detailed than that set forth in the Prospectus and should be read in conjunction with the Prospectus dated [DATE]. The information in this Statement of Additional Information expands on the information combined in the Prospectus and any supplements thereto.  A copy of the Prospectus may be obtained without charge by contacting Capstone Asset Planning Company, by phone at (800) 262-6631 or by writing to it at 3700 West Sam Houston Parkway South, Suite 250, Houston, Texas 77042.

The report of Independent Registered Public Accounting Firm and financial statements of the Funds included in its Annual Report for the period ended April 30, 2016 (“Annual Report”) is incorporated herein by reference to the Annual Report.  Copies of such Annual Report are available without charge upon request by writing to the Funds at 3700 West Sam Houston Parkway South, Suite 250, Houston, Texas 77042 or by calling toll free (800) 262-6631.

The financial statements and financial highlights for fiscal periods ended April 30, 2012, April 30, 2013, April 30, 2014, April 30, 2015 and April 30, 2016 were audited by XXXXXXXXXXXXXXXXXXXXX, an independent registered public accounting firm, and have been so included and incorporated by reference in reliance upon the report of said firm, which report is given upon their authority as experts in auditing and accounting.

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GENERAL INFORMATION

Steward Small-Mid Cap Enhanced Index Fund began as a series of Capstone Series Fund, Inc. (“CSFI”), an open-end diversified management company registered under the Investment Company Act of 1940, as amended (“1940 Act”).  CSFI was incorporated in New Jersey in 1952 and commenced business shortly thereafter.  On February 28, 1967, it was merged into a Pennsylvania corporation and operated under the laws of that state until May 11, 1992 when it was reorganized as a Maryland corporation and its name changed from U.S. Trend Fund, Inc. to Capstone U.S. Trend Fund, Inc.  Effective September 6, 1994 the name of CSFI was changed to Capstone Growth Fund, Inc. This change was approved by stockholders at a meeting held August 25, 1994.  On January 22, 2002, the name of the corporate entity was changed to Capstone Series Fund, Inc. and the Fund was redesignated Capstone Growth Fund.  On December 20, 2005, the name of the Fund was changed to Steward Small-Cap Equity Fund and it classified its shares into two classes.    The original class was designated “Individual Class” and the new class was designated “Institutional Class.”  Effective March 31, 2008, the name of the Fund was changed to Steward Small-Mid Cap Enhanced Index Fund. Effective [DATE] Steward Small-Mid Cap Enhanced Index Fund was reorganized and merged into Steward Funds, Inc. and became a series of that Fund by action of the Board of Directors.

Steward Large Cap Enhanced Index Fund, Steward Select Bond Fund, Steward International Enhanced Index Fund and Steward Global Equity Income Fund are series of Steward Funds, Inc. (“SFI”), an open-end diversified management company registered under the 1940 Act.  SFI was originally incorporated in Delaware in 1968 and commenced business shortly thereafter as an open-end diversified management company under the 1940 Act.  On February 18, 1992, shareholders approved a plan of reorganization pursuant to which the corporate entity became, on May 11, 1992, a Maryland series company, Capstone Fixed Income Series, Inc.  The name of the corporate entity was changed to Capstone Christian Values Fund, Inc. on March 13, 2000.  On June 3, 2004, the name was changed to Steward Funds, Inc., and names of each of the corporation’s series (“Funds”) were also changed.  Prior to August 28, 2004, Steward Select Bond Fund was known as Steward Select Fixed Income Fund. And prior to April 1, 2008, Steward Global Equity Income Fund, Steward Large Cap Enhanced Index Fund and Steward International Enhanced Index Fund were known as Capstone Government Income Fund, Steward Domestic All-Cap Equity Fund and Steward International Equity Fund, respectively.

The shares of SFI Fund have been divided into two classes, designated Individual Class shares and Institutional Class shares.  Each class represents an interest in a Fund, but is subject to different rights, expenses and privileges.

Capstone Asset Management Company (“CAMCO” or “Adviser”) serves as investment adviser to the Fund. CFS Consulting Services, LLC (“CCS”), another affiliate of CAMCO, provides administration, compliance services and claims preparation services to each of the Funds.  CCS also serves as consultant to the Funds’ Board of Directors regarding socially responsible screening of investments.  (See “Consultant”.)  CAMCO’s affiliate, Capstone Asset Planning Company, is the Funds’ distributor.  (See “Administration, Compliance Services and Master Services Agreements” and “Distributor”).

INVESTMENT STRATEGIES

Following is a discussion of the various types of securities and strategies that may be used by a Fund, to the extent not inconsistent with its investment objective and policies.

Temporary Defensive and Other Short-Term Positions

Although it is expected that each of the Funds will normally be invested consistent with its investment objectives and policies, each of the Funds may invest in certain short-term, high-quality debt instruments for the following purposes: (a) to meet anticipated day-to-day operating expenses; (b) pending CAMCO’s ability to invest cash inflows; (c) to permit the relevant Fund to meet redemption requests; and (d) for temporary defensive purposes. Steward Small-Mid Cap Enhanced Index Fund, Steward Large Cap Enhanced Index Fund, Steward Global Equity Income Fund and Steward International Enhanced Index Fund may also invest in such securities if their assets are insufficient for effective investment in equity securities.  The short-term instruments in which the Funds may invest include: (i) short-term obligations of the U.S. Government, its agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities; (iii) commercial paper, including master notes; (iv) bank obligations, including certificates of deposit, time deposits and bankers’ acceptances; (v) repurchase agreements; (vi) money market funds; and (vii) zero coupon bonds.

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The Funds’ short-term investments will generally not have maturities of greater than one year.

Common Stock, Convertible Securities and Other Equity Securities

Steward Small-Mid Cap Enhanced Index Fund, Steward Large Cap Enhanced Index Fund, Steward International Enhanced Index Fund and Steward Global Equity Income Fund may invest in common stocks, which represent an equity (ownership) interest in a company. This ownership interest generally gives a Fund the right to vote on issues affecting the company’s organization and operations. Common stocks do not contain a guarantee of value — their prices can fluctuate up or down, and may be reduced to zero under certain circumstances.

These Funds may also buy other types of equity securities such as convertible securities (including “synthetic convertible securities”), preferred stock, and warrants or other securities that are exchangeable for shares of common stock. A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in convertible securities, a Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while investing at a better price than may be available on the common stock or obtaining a higher fixed rate of return than is available on common stocks. The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The credit standing of the issuer and other factors may also affect the investment value of a convertible security. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value.

The market value of convertible debt securities tends to vary inversely with the level of interest rates. The value of the security declines as interest rates increase and increases as interest rates decline. Although under normal market conditions longer term debt securities have greater yields than do shorter term debt securities of similar quality, they are subject to greater price fluctuations. A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security. If a convertible security held by a  Fund is called for redemption, the Fund must permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Rating requirements do not apply to convertible debt securities purchased by the Funds because the Funds purchase such securities for their equity characteristics.

These Funds, including Steward Select Bond Fund, may invest in preferred stock. Unlike common stock, preferred stock offers a stated dividend rate payable from a corporation’s earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be “cumulative,” requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer’s common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation’s assets in the event of liquidation of the corporation, and may be “participating,” which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation’s assets in the event of liquidation are generally subordinate to the rights associated with a corporation’s debt securities.

A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of a Fund’s entire investment therein).

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“Synthetic” convertible securities are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a Fund may purchase a non-convertible debt security and a warrant or option, which enables the Fund to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, the Fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. A Fund will invest in synthetic convertibles only with respect to companies whose corporate debt securities are rated “A” or higher by Moody’s or “A” or higher by S&P and will not invest more than 15% of its net assets in such synthetic securities and other illiquid securities.

Small-cap and mid-cap companies tend to be smaller, less established companies, and investment in equity securities of these companies may involve greater risk than is customarily associated with securities of larger, more established companies.  Small-cap and mid-cap companies may experience relatively higher growth rates and higher failure rates than do larger companies. The trading volume of securities of small- and mid-cap companies is normally less than that of larger companies and, therefore, such volume may disproportionately affect the market price of such securities, tending to make them rise more in response to buying demand and fall more in response to selling pressure than is the case with larger companies.

While all investments involve risk, microcap stocks are among the most risky. Many microcap companies are new and have no proven track record. Some of these companies have no assets, operations, or revenues. Others have products and services that are still in development or have yet to be tested in the market. Another risk that pertains to microcap stocks involves the low volumes of trades. Because many microcap stocks trade in low volumes, any size of trade can have a large percentage impact on the price of the stock.

Foreign Securities

Steward International Enhanced Index Fund and Steward Global Equity Income Fund will invest substantial amounts in securities of non U.S. issuers. Although the Steward Small-Mid Cap Enhanced Index Fund and Steward Large Cap Enhanced Index Fund expect to invest principally in securities of U.S. issuers, these Funds may also invest in some foreign securities. The Funds may invest in U.S. dollar-denominated securities that may be issued or guaranteed by non-U.S. entities.  Certain of these investments may be made directly by the Funds; others may be indirect, through another investment company in which the Funds may invest.  Investing in securities issued by foreign corporations involves considerations and possible risks not typically associated with investing in obligations issued by domestic corporations.  Less information may be available about foreign companies than about domestic companies, and foreign companies generally are not subject to the same uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies.  The values of U.S. dollar-denominated foreign investments are affected by changes in application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations.  These securities may involve higher brokerage commissions than securities of U.S. issuers, and they may be less liquid, more volatile and less subject to governmental supervision than in the United States.  Investments in issuers in foreign countries could be affected by other factors not present in the United States, including nationalization, expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods or restrictions affecting the prompt return of capital to the United States.

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A Fund’s foreign investments may include emerging market stock.  The considerations outlined above when making investments in foreign securities also apply to investments in emerging markets.  The risks associated with investing in foreign securities are often heightened for investments in developing or emerging markets.  Investments in emerging or developing markets involve exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability, than those of more developed countries.  Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestments, resource self-sufficiency and balance of payments position.  Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years.  Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Foreign government securities in which a Fund may invest may include obligations issued or backed by the national, state or provincial government or similar political subdivisions or central banks in foreign countries.  Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies.  These securities also include debt securities of “quasi-government agencies.”

A Fund may invest in equity securities of non-U.S. issuers, in the form of  American Depositary Receipts (“ADRs”), American Depositary Shares (“ADSs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) (together, “Depositary Receipts”), or other securities convertible into securities of eligible European or Far Eastern issuers.  The securities for which these securities may be exchanged may not necessarily be U.S. dollar denominated.  An ADR or ADS is typically issued by an American bank or trust company and evidences ownership of underlying securities issued by a foreign corporation.  An EDR, which is sometimes referred to as a Continental Depositary Receipt (“CDR”), is issued in Europe, typically by a foreign bank or trust company and evidences ownership of either foreign or domestic securities.  Generally, ADRs and ADSs in registered form are designed for use in United States securities markets and EDRs in bearer form are designed for use in European securities markets.  GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world.  GDRs are traded on major stock exchanges, particularly the London SEAQ International trading system.  For purposes of the Funds’ investment policies, the Funds’ investments in ADRs, ADSs, EDRs and GDRs will be deemed to be investments in the equity securities of the foreign issuers into which they may be converted.

Depositary Receipt facilities may be established as either “sponsored” or “unsponsored.”  While Depositary Receipts issued through these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of Depositary Receipt holders and the practices of market participants.  A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from the issuer prior to establishing the facility.  Holders of unsponsored Depositary Receipts generally bear all the costs of such facilities.  The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services.  The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to Depositary Receipt holders with respect to the deposited securities.  Sponsored Depositary Receipt facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary.  The deposit agreement sets out the rights and responsibilities of the issuer, the depositary and the Depositary Receipt holders.  With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although Depositary Receipt holders continue to bear certain other costs (such as deposit and withdrawal fees).  Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the Depositary Receipt holders at the request of the issuer of the deposited securities.  The Funds may invest in sponsored and unsponsored Depositary Receipts.  Although Depositary Receipts are denominated in U.S. dollars, the value of securities underlying a Depositary Receipt, and thus of the Depositary Receipt, may be affected by changes in the relative values of the currencies of the U.S. and the country of the issuer.

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Government Obligations

Government obligations in which a Fund may invest include U.S. Treasury obligations and obligations of U.S. Government agencies and instrumentalities.  Direct obligations of the U.S. Treasury in which a Fund may invest include U.S. Treasury bills, notes and bonds.  U.S. Treasury bills have, at the time of issuance, maturities of one year or less.  U.S. Treasury notes have, at the time of issuance, maturities of one to ten years.  U.S. Treasury bonds generally have, at the time of issuance, maturities of greater than ten years.  Obligations of U.S. Government agencies and instrumentalities have various degrees of backing.  Some obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government, such as Government National Mortgage Association (“GNMA”) participation certificates, are, like U.S. Treasury obligations, backed by the full faith and credit of the U.S. Treasury.  Other obligations, such as those of the Federal Home Loan Banks, are backed by the right of the issuer to borrow from the U.S. Treasury, subject to certain limits.  Still other government obligations, such as obligations of the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and Tennessee Valley Authority is backed only by the credit of the agency or instrumentality issuing the obligations, and, in certain instances, by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality.  Some government obligations, such as obligations of the Federal Farm Credit Banks, are backed only by the credit of the agency or instrumentality issuing the obligation.  No assurances can be given that the U.S. Government will provide financial support to agencies or instrumentalities whose securities are not backed by the full faith and credit of the U.S. Treasury, since it is not obligated to do so.  Accordingly, such U.S. Government obligations may involve risk of loss of principal and interest.  The Funds may invest in fixed-rate and floating or variable rate U.S. Government obligations.  The Funds may purchase U.S. Government obligations on a forward commitment basis.

Forward Commitments, When-Issued Transactions and Free Trade Transactions

A Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time (a “forward commitment” or “when-issued” transaction) so long as such transactions are consistent with the Fund’s ability to manage its investment portfolio and meet redemption requests.  A Fund may dispose of a security purchased on a forward commitment or when-issued basis prior to settlement if it is appropriate to do so and would realize short-term profits or losses, if any, upon such sale.  When effecting such transactions, liquid assets of the Fund in a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records at the trade date and maintained until the transaction is settled, which may be a month or more.  Forward commitments and when-issued transactions involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or the other party to the transaction fails to complete the transaction.  A Fund may dispose of a commitment prior to settlement if CAMCO deems it appropriate to do so.  In addition, a Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates.  A Fund may realize short-term profits or losses upon the sale of such commitments.

Eurodollar and Yankee Dollar Investments

When appropriate to its investment objective and policies, a Fund may invest in Eurodollar and Yankee Dollar instruments.  Eurodollar instruments are bonds of foreign corporate and government issuers that pay interest and principal in U.S. dollars generally held in banks outside the United States, primarily in Europe.  Yankee Dollar instruments are U.S. dollar denominated bonds typically issued in the U.S. by foreign governments and their agencies and foreign banks and corporations.   (See also “Bank Obligations,” below.)

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Bank Obligations

These obligations include negotiable certificates of deposit and bankers’ acceptances.  A certificate of deposit is a short-term, interest-bearing negotiable certificate issued by a commercial bank against funds deposited in the bank.  A bankers’ acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction.  The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date.  The Funds will limit their bank investments to dollar-denominated obligations rated A or better by Moody’s or S&P issued by U.S. or foreign banks that have more than $1 billion in total assets at the time of investment and, in the case of U.S. banks, (i) are members of the Federal Reserve System or are examined by the Comptroller of the Currency, or (ii) whose deposits are insured by the Federal Deposit Insurance Corporation.  A Fund’s bank investments (either direct, or through another investment company in which it may invest) may include Eurodollar Certificates of Deposit (“ECDs”), Eurodollar Time Deposits (“ETDs”) and Yankee Certificates of Deposit (“Yankee CDs”). ECDs, ETDs, and Yankee CDs are subject to somewhat different risks from the obligations of domestic banks. ECDs are U.S. dollar denominated certificates of deposit issued by foreign branches of U.S. and foreign banks; ETDs are U.S. dollar denominated time deposits in a foreign branch of a U.S. bank or a foreign bank; and Yankee CDs are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States. Different risks may also exist for ECDs, ETDs, and Yankee CDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan limitations, examinations, accounting, auditing and recordkeeping, and the public availability of information.

Commercial Paper

Commercial paper includes short-term unsecured promissory notes issued by U.S. and foreign bank holding companies, corporations and financial institutions and similar taxable instruments issued by government agencies and instrumentalities.  Asset-backed commercial paper is commercial paper issued by a bankruptcy remote special purpose entity to fund the acquisition of financial assets (such as trade receivables, commercial loans, auto and equipment loans, leases or collateral debt obligations) that is repaid from the cash flows of those receivables on a specific date.  All commercial paper purchased by the Funds must have a remaining maturity of no more than 270 days from the date of purchase by the Funds, and commercial paper purchased by a Fund must be rated at least A-1 or P-1 by a nationally recognized statistical rating organization (“NRSRO”), or deemed of comparable quality by CAMCO.  A Fund may not invest more than 5% of its total assets in commercial paper of a single issuer.

Repurchase Agreements

The Funds may invest in securities subject to repurchase agreements with U.S. banks or broker-dealers.  A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that same security from the buyer at a mutually agreed-upon time and price.  The repurchase price exceeds the sale price, reflecting an agreed-upon interest rate effective for the period the buyer owns the security subject to repurchase.  The agreed-upon rate is unrelated to the interest rate on that security.  The agreement will be fully collateralized by the underlying securities and will be marked-to-market on a daily basis during the term of the repurchase agreement to insure that the value of the collateral always equals or exceeds the repurchase price.  A Fund will enter into repurchase agreements only with firms that present minimal credit risks as determined in accordance with guidelines adopted by the Funds’ Board of Directors (“Board”).  In the event of default by the seller under the repurchase agreement, a Fund that is a purchaser under such an agreement may have problems in exercising its rights to the underlying securities and may incur costs and experience time delays in connection with the disposition of such securities.  A repurchase agreement is equivalent to a loan by a Fund.

Reverse Repurchase Agreements

A Fund may enter into reverse repurchase agreements to meet redemption requests where the liquidation of portfolio securities is deemed by the Fund’s Adviser or money manager to be inconvenient or disadvantageous.  A reverse repurchase agreement is a transaction in which a Fund transfers possession of a portfolio security to a bank or broker-dealer in return for a percentage of the portfolio security’s market value.  The Fund retains record ownership of the security involved, including the right to receive interest and principal payments.  At an agreed future date, the Fund repurchases the security by paying an agreed purchase price plus interest.  Liquid assets of the Fund equal in value to the repurchase price, including any accrued interest, will be segregated on the Fund’s records while a reverse repurchase agreement is in effect.  A reverse repurchase agreement is equivalent to a borrowing by a Fund.

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Corporate Debt Securities

Corporate debt securities include bonds, debentures, notes and similar instruments issued by corporations and similar entities.  A Fund’s investment in these instruments must comply with the Fund’s rating criteria.

Loans of Portfolio Securities

A Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or letters of credit maintained on a daily mark-to-market basis in an amount no less than the current market value of the securities loaned; (2) the Fund may at any time call the loan and obtain the return of the securities loaned within three business days; and (3) the Fund will receive any interest or dividends paid on the loaned securities.  In connection with lending securities, a Fund may pay reasonable finders, administrative and custodial fees.

Cash collateral received by a Fund when it lends its portfolio securities is invested in high quality, short-term debt instruments, short-term bank collective investment and money market mutual funds, and other investments meeting quality and maturity criteria established by the Funds.  Income generated from the investment of the cash collateral is first used to pay the rebate interest cost to the borrower of the securities and then to pay for lending transaction costs.  The remaining amount is divided between the Fund and the lending agent.

A Fund will retain most rights of beneficial ownership of the loaned securities, including the right to receive dividends, interest or other distributions on the loaned securities.  Voting rights may pass with the loan, but a Fund will call a loan to vote proxies if a material issue affecting the investment is subject to a vote.

Loans of portfolio securities entail certain risks.  A Fund may incur costs or possible losses in excess of the interest and fees received in connection with securities lending transactions.  Some securities purchased with cash collateral are subject to market fluctuations while a loan is outstanding.  To the extent that the value of the cash collateral as invested is insufficient to return the full amount of the collateral plus rebate interest to the borrower upon termination of the loan, a Fund must immediately pay the amount of the shortfall to the borrower.  Loans of securities also involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral.  If the borrower fails financially, a Fund may also lose its rights to the collateral.

Investment Companies

Each Fund is permitted to invest in shares of other open-end or closed-end investment companies, including exchange-traded funds (“ETFs”), to the extent consistent with its investment objective and policies and with limits imposed under applicable law and regulations.  If an investment company in which a Fund invests has a sales charge greater than 1.5%, the Fund may invest up to 5% of its assets in such other company provided that such investment does not amount to more than 3% of such other company’s outstanding voting shares and the Fund’s investments in other investment companies in the aggregate does not exceed 10% of the Fund’s assets.  If an investment company in which a Fund invests has a sales charge of no more than 1.5%, the Fund may invest any amount of its assets in such other company provided: (a) the Funds’ aggregate investments (together with those of their affiliated persons) in such other investment company do not exceed 3% of the outstanding shares of that other investment company; (b) the Funds, in any 30-day period, do not redeem any amount in excess of 1% of the total outstanding shares of such other investment company (see “Restricted and Illiquid Securities,” below); and (c) on issues on which shareholders of such other investment company are asked to vote, the Funds will vote their shares in the same proportion as the vote of all other holders of shares of that investment company.  To the extent a Fund invests a portion of its assets in other investment companies; those assets will be subject to the expenses of any such investment company as well as to the expenses of the Fund itself.  A Fund’s investments in a closed-end investment company, together with investments in such closed-end company by other funds having the same investment adviser as the Fund, would be limited to 10% of the outstanding voting shares of such closed-end company.  The Funds may not purchase shares of any affiliated investment company except as permitted by the Securities and Exchange Commission (“SEC”) rule or order.

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ETFs in which a Fund may invest may be organized as open-end mutual funds or unit investment trusts.  Typically, an ETF seeks to track the performance of an index, such as the S&P 500 or the NASDAQ 100, by holding in its portfolio either the same securities that comprise the index, or a representative sample of the index.  Investing in an ETF will give a Fund exposure to the securities comprising the index on which the ETF is based, and the ETF investment will gain or lose value depending on the performance of the index.  ETFs have expenses, including advisory and administrative fees, which are borne by ETF shareholders.  As a result, an investor in a Fund is subject to a duplicate level of fees to the extent that such Fund invests in ETFs.

Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are bought and sold based on market values throughout each trading day, rather than at the closing net asset value price.  Thus, ETF shares could trade at either a premium or discount to net asset value.  Trading prices of ETFs that track equity market indices tend to closely track the actual net asset value of the underlying portfolios because these portfolios are publicly disclosed on each trading day.  Also, an approximation of actual net asset value is disseminated throughout the trading day.  If available, the Funds may also invest in ETFs that are based on fixed income indices or are actively managed.  Because it is unlikely that actively managed ETFs would have the transparency of index-tracking ETFs, they would be more likely to trade at a discount or premium to their net asset values.  If an ETF held by a Fund trades at a discount to net asset value, the Fund could lose money even if the securities in which the ETF invests increase in value.

Church Mortgage Bonds & Loans

As of November 14, 2016 Steward Select Bond Fund no longer contains any Church Mortgage Bonds or loans. There is no present intent for future investment in these types of instruments.

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Real Estate Investment Trusts

A Fund may invest in debt or equity securities issued by real estate investment trusts (“REITs”), including REITs invested principally in mortgages of churches, colleges, schools and other non-profit organizations.  A REIT is a corporation or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Internal Revenue Code of 1986, as amended (the “Code”).  The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes.  To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually 90% or more of its otherwise taxable income.  REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee simple ownership of land and buildings and derives its income primarily from rental income. An equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value. A mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans. A mortgage REIT generally derives its income primarily from interest payments on the credit it has extended. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate.

Investments in REITs and real estate securities may be subject to certain of the same risks associated with the direct ownership of real estate.  These risks include: declines in the value of real estate generally; changes in neighborhood or property appeal; environmental clean-up costs; condemnation or casualty losses; risks related to general and local economic conditions, over-building and competition; increases in property taxes and operating expenses; lack of availability of mortgage funds; high or extended vacancy rates; and rent controls or variations in rental income. The values of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill.  A Fund’s investment in REITs is also subject to heavy cash flow dependency, defaults of tenants, self-liquidation, the possibility of failing to qualify for tax-free status under the Code, and failing to maintain exemption from the requirement to register under the 1940 Act.  Rising interest rates may cause REIT investors to demand a higher annual return, which may cause a decline in the prices of REIT securities. Rising interest rates also generally increase the costs of obtaining financing, which could make it more difficult for a REIT to meet its obligations. During periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors may elect to prepay, and such prepayment may diminish the yield on securities issued by those REITs. In addition, mortgage REITs may be affected by the borrowers’ ability to repay its debt to the REIT when due.  Equity REIT securities may be affected by the ability of tenants to pay rent. In addition, REITs may not be diversified.    Also, by investing in REITs indirectly through the Fund, a shareholder will bear expenses of the REITs in addition to expenses of the Fund.

Restricted and Illiquid Securities

A Fund may invest up to 15% of its net assets in illiquid securities.  If a Fund’s holdings of illiquid securities should exceed 15% of its net assets, it will take appropriate action to bring holdings down to 15% of its net assets within a reasonable time.  Illiquid securities include those that are not readily marketable, repurchase agreements maturing in more than seven days, time deposits with a notice or demand period of more than seven days, certain OTC Options (as defined below), certain investment company securities, and certain restricted securities.  There may be undesirable delays in selling illiquid securities at a price representing their fair value.  Also, certain securities deemed to be illiquid may subsequently be determined to be liquid if they are found to satisfy relevant liquidity requirements.

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Investments by the Funds in securities of other investment companies may be subject to restrictions regarding redemption.  In certain circumstances, to the extent a Fund owns securities of such a company in excess of 1% of that company’s total outstanding securities, such holdings by the Fund could be deemed to be illiquid and would be subject to the Fund’s 15% limit on illiquid investments.  (See “Investment Companies,” above.)

The foregoing limitations on restricted and illiquid securities do not apply to (1) commercial paper issued under Section 4(2) of the Securities Act, or (2) restricted securities eligible for resale to qualified institutional purchasers pursuant to Rule 144A under the Securities Act that are determined to be liquid by the applicable Adviser or money manager in accordance with guidelines approved by the Board.  These guidelines adopted by the Board for the determination of liquidity of 144A securities take into account trading activity and the nature of the market for such securities, among other factors.  If there is a lack of trading interest in a particular Rule 144A security, a Fund’s holding of that security may be illiquid.

The expenses of registering restricted securities that are illiquid (excluding securities that may be resold by a Fund pursuant to Rule 144A under the Securities Act) may be negotiated at the time such securities are purchased by a Fund.  When registration is required, a considerable period may elapse between a decision to sell the securities and the time the sale would be permitted.  Thus, a Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell.  A Fund also may acquire, through private placements, securities having contractual resale restrictions, which might lower the amount realizable upon the sale of such securities.

The Board has adopted guidelines and delegated to CAMCO the function of determining and monitoring the liquidity of portfolio securities, including restricted and illiquid securities.  The Board, however, retains oversight and is ultimately responsible for such determinations.  The purchase price and subsequent valuation of illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.  There can be assurance that a Fund will be able to sell such a security at the price at which it is valued for purposes of determining the Fund’s net asset value.

PORTFOLIO HOLDINGS DISCLOSURE POLICIES

The policy of the Funds and their service providers is to protect the confidentiality of the Funds’ portfolio holdings and to prevent the selective disclosure of non-public information about those holdings. The Funds’ Board has adopted policies and procedures to implement this policy. These policies and procedures are designed to assure that any disclosure of information about Fund portfolio holdings is in the best interests of Fund shareholders and to address any conflicts that may exist between the interests of Fund shareholders and those of Fund service providers and their affiliates. Portfolio holding information may be disclosed only in accordance with these policies and procedures, with such exceptions as may be approved by the Funds’ Chief Compliance Officer.

The Funds may publicly disclose monthly their month-end portfolio holdings on their website, www.stewardmutualfunds.com.  The information for each month-end would generally be posted around the end of the following month.  A Fund may provide portfolio holdings information to organizations such as Standard & Poor’s Corporation no earlier than it is made publicly available as provided above.  Additionally, each Fund is required by applicable regulations to report its complete portfolio holdings schedule quarterly with the SEC. The schedule is contained in annual and semi-annual reports on Form N-CSR filed for the second and fourth fiscal quarters and in reports filed on Form N-Q for the first and third fiscal quarters. These filings, which must be filed within 60 days of the close of each fiscal quarter of the Funds and are as of the close of each such quarter, may be viewed on the SEC’s website. Following or simultaneously with any such filing or other public disclosure, the Funds may make public a summary or list of completed purchases and sales, as of the date of the information contained in the relevant filing or public disclosure (“trade commentary”).

For legitimate business purposes — for example, in the event of a merger or retention of a new adviser or sub-adviser — disclosure of non-public information about Fund portfolio holdings may occasionally be determined by a Fund’s Chief Compliance Officer, in consultation with the Fund’s legal counsel, to be appropriate, provided any such disclosure is subject to a confidentiality agreement that includes provisions to prevent trading on non-public information.  Nothing in the Funds’ policies prevents disclosure of portfolio holdings information that may be required by applicable law or regulation.

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A Fund or its authorized service provider may at any time distribute analytical data that does not identify any specific portfolio holding.

CAMCO’s trading desk may periodically distribute lists of investments held by its clients (including a Fund) to facilitate efficient trading of those investments and receipt of relevant research. CAMCO may also periodically distribute a list of issuers and securities that are covered by its research department as of a particular date, which may include securities held by a Fund or that are under consideration for a Fund. The list will not, however, indicate that a Fund owns or may own any security and will not identify Fund position sizes.

Whenever disclosure of portfolio holdings pursuant to a Funds’ policies and procedures would involve a conflict of interest between a Fund’s shareholders and CAMCO, the Funds’ distributor or any affiliated person of the Fund, CAMCO, or the distributor, such disclosure may not be made without the approval of a majority of the Fund’s independent directors upon a determination that the arrangement is in the best interest of the Fund’s shareholders. Neither a Fund nor CAMCO, the distributor or any affiliated person of a Fund, may enter into any arrangement to receive compensation or benefit of any kind for the disclosure of Fund portfolio holdings information.

The Funds’ Chief Compliance Officer is responsible for monitoring compliance with the Funds’ portfolio holdings disclosure policies and procedures and may request certifications from persons who have access to this information that their use of the information complies with the policies and with the terms of any applicable Confidentiality Agreement. The Chief Compliance Officer will report material violations to the Board, which will determine appropriate corrective action. The Board will review the Funds’ portfolio holdings disclosure policies and procedures at least annually to determine their continuing adequacy and that they continue to be in the best interests of the Funds and their shareholders.

The Board may impose additional restrictions on dissemination of information about a Fund’s portfolio holdings. A Fund’s policies and procedures regarding disclosure of Fund portfolio holdings may be waived, or exceptions permitted, only with consent of the Fund’s Chief Compliance Officer upon a determination that such waiver is consistent with best interests of the Fund and its shareholders.

INVESTMENT RESTRICTIONS

The Funds are subject to investment restrictions designed to reflect their socially responsible screening policies.  In addition, each Fund has adopted the following investment restrictions, which are fundamental policies of the Fund (except as otherwise noted) and may not be changed without approval by vote of a majority of the outstanding shares of that Fund.  For this purpose such a majority vote means the lesser of (1) 67% or more of the voting securities present at an annual or special meeting of shareholders, if holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund.

Fundamental Investment Restrictions of Steward Large Cap Enhanced Index Fund, Steward International Enhanced Index Fund, Steward Select Bond Fund, Steward Global Equity Income Fund and Steward Small-Mid Cap Enhanced Index Fund

As a fundamental policy, each Fund has elected to be qualified as a diversified open-end series of SFI.

Additionally, the Funds may not:

1.	borrow money, except as permitted under or to the extent not prohibited by the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

2.	issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

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3.	concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

4.	engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

5.	purchase or sell real estate, which does not include securities of companies that deal in real estate or mortgages or investments secured by real estate or interests therein, except that each Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities;

6.	purchase physical commodities or contracts relating to physical commodities; or

7.	make loans to other persons, except (i) loans of portfolio securities: and (ii) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with a Fund’s investment objective and policies may be deemed to be loans.

A Fund’s classification as a diversified series means, under currently applicable law,  that at least 75% of the value of the Fund’s assets will be represented by cash and cash items (including receivables), U.S. Government securities, securities of other investment companies, and other securities with respect to which  the Fund will make no investment that would (a) cause more than 5% of its assets to be invested in the securities of a single issuer or (b) cause it to own more than 10% of the voting securities of a single issuer.

With respect to the foregoing restrictions regarding senior securities, borrowing and concentrating investments, the 1940 Act and regulatory interpretations of relevant provisions of that Act establish the following general limits.  Open-end registered investment companies are not permitted to issue any class of senior security or to sell any senior security of which they are the issuers.  For this purpose, the Funds’ issuance of separate series of shares (each Fund is a series of SFI) and the division of those series into separate classes (each of the Individual Class and Institutional Class is such a separate class)  are not considered to create senior securities.  Although borrowings could be deemed to be senior securities, the 1940 Act permits a Fund to borrow for temporary purposes only in an amount not exceeding 5% of the value of its total assets at the time when the loan is made.  (A borrowing shall be presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed.) The 1940 Act also permits each Fund to borrow from a bank, provided that immediately after any such borrowing there is an asset coverage (including the proceeds of borrowings) of at least 300% for all borrowings by the Fund, and in the event such asset coverage falls below 300%, the Fund shall, within three days thereafter (not including  Sundays and holidays) or such longer time as the SEC may prescribe, reduce the amount of its borrowings so that asset coverage for such borrowings shall be at least 300%. Thus, a Fund may pledge, mortgage or hypothecate no more than one-third of its total assets to secure borrowings. The SEC has indicated, however, that certain types of transactions, which could be deemed “borrowings” (such as firm commitment agreements and reverse repurchase agreements), are permissible if a Fund “covers” the agreements by establishing and maintaining segregated accounts. A Fund will not purchase additional securities while outstanding borrowings exceed 5% of its total net assets.

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With respect to concentration, the SEC staff takes the position that investment of 25% or more of a Fund’s total assets in any one industry or group of industries represents concentration.

With respect to the foregoing restrictions on making loans, a Fund may lend its portfolio securities in an amount not to exceed 33 1/3% of its total assets.  A Fund may invest without limit in repurchase agreements to the extent consistent with its investment objective, investment restrictions, and all 1940 Act requirements, including diversification requirements.  Loans to affiliated investment companies are not presently permitted by the 1940 Act in the absence of an exemptive order from the SEC.

An investment restriction that involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs as a result of an acquisition of securities, except that if asset coverage for borrowings falls below the required 300%, noted above, a Fund shall, within the time period noted above, reduce its borrowings so that such asset coverage will be at least 300%.

A Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s investment objective and principal investment strategies in attempting to respond to adverse market, economic, political or other conditions.  During these times, a Fund may invest up to 100% of its assets in cash or cash equivalents, shares of money market mutual funds, commercial paper, zero coupon bonds, repurchase agreements, and other securities CAMCO believes to be consistent with the Fund’s best interests.  During a period in which a Fund takes a temporary defensive position, the Fund may not achieve its investment objective.

DIRECTORS AND EXECUTIVE OFFICERS

Leadership structure.  The Funds’ Board of Directors (“Board”) provides overall supervision of the affairs of the Funds.  The Chairman of the Board, Edward L. Jaroski, is an “interested person” of the Funds, but effective March 2016, resigned all his positions with CAMCO and its affiliates.  The other four directors are independent directors.   As Chairman of the Board, Mr. Jaroski has responsibility for coordinating the work and leading meetings of the Board of Directors, for coordinating with the independent directors and for assuring that the concerns of the independent directors are considered by the full Board and brought to the attention of Fund management.  The Board believes that this leadership structure provides appropriate balance, capturing for the Funds’ Board both the skills and expertise of Mr. Jaroski’s long experience with the Funds’ management and the diversity and independence of views of the outside directors. As of the date of this Statement of Additional Information, the Board has not designated a “lead director”.

Risk oversight.  The Funds’ service providers, including their investment adviser, principal underwriter, administrator, compliance services provider and transfer agent, provide day-to-day risk management of the Funds in their areas of responsibility.  The Board, with the assistance of the Funds’ Chief Compliance Officer, oversees the performance of these service providers, including their management of risks.  The Board and its Committees (see “Board Committees,” below) generally meet quarterly to review information concerning the Funds’ operations and performance, the broader securities markets, and other information relevant to their oversight responsibilities that, among other things, helps them to identify and monitor general and particular risks to the Funds.  The Board’s Committees focus on particular types of risks in their areas of responsibility.  It should be noted that not all risks to the Funds can be identified or controlled.  Moreover, certain risks are inherent in the Funds’ operations.  See, for example, investment risks described in the Funds’ Prospectus.

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Qualifications of directors.  The Funds’ directors, in addition to meeting high standards of integrity and commitment, offer to the Funds a variety of experience relevant to oversight of the Funds, including, in the aggregate, responsible leadership experience in accounting, business operations, strategic planning, investment and service on boards of other entities.  In selecting candidates for directors, the Nominating Committee considers whether candidates meet high standards of personal and relevant professional experience and can bring diverse points of view to the Board. The Board believes that the directors’ backgrounds bring to the Board a combination of skills that permits them to objectively review, question and evaluate information provided to them by Fund management and to exercise effective business judgment in overseeing the Funds.  Their particular types of experience, as well as those of the Funds’ executive officers, are indicated by their occupations described in the following table.

DIRECTORS AND EXECUTIVE OFFICERS (Unaudited)

The directors provide overall supervision of the affairs of the Fund. The Funds’ directors and executive officers, and their principal occupations for the past five years, are listed below. All persons named as directors also serve in similar capacities for other investment companies administered by the Adviser as indicated below.

Name, Address and Age Independent Directors	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships/ Trusteeships Held by Director
		(abbreviations below)
John R. Parker c/o 3700 W. Sam Houston Parkway South, Suite 250 Houston, TX 77042 Age: 70	Director	SLCEIF From 2004 SSMCEIF From 1998 SIEIF From 2006 SSBF From 2004 SGEIF From 2008	Self-employed Investor Consultant	6	Trustee, Dr. Francis S. Parker and Mary L. Parker Foundation; Trustee of another Capstone Fund

Leonard B. Melley, Jr. ** c/o 3700 W. Sam Houston Parkway South, Suite 250 Houston, TX 77042 Age: 56	Director	SLCEIF From 2004 SSMCEIF From 2003 SIEIF From 2006 SSBF From 2004 SGEIF From 2008	CEO/President Ballybunion Ent., Inc.; CEO/President of Freedom Stores, Inc.; COO/Vice President of Freedom Acceptance, Co.; COO/Vice President of MCS, Inc.	6	Board Member, Ballybunion Ent., Inc.; Board Member, MCS, Inc.; Board of Governors Member, Forest Creek Golf Club; Trustee of another Capstone Fund.

John M. Briggs, CPA c/o 3700 W. Sam Houston Parkway South, Suite 250 Houston, TX 77042 Age: 65	Director	SLCEIF From 2005 SSMCEIF From 2005 SIEIF From 2006 SSBF From 2005 SGEIF From 2008	CPA, former Treasurer of the Susan G. Komen Breast Cancer Foundation – Philadelphia Chapter (2005 – 2011).	6	Lead Director – Healthcare Services Group, Inc. since 1992. PA School for the Deaf Audit Committee Chair since 2011; Trustee of another Capstone Fund.

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William H. Herrmann, Jr. c/o 3700 W. Sam Houston Parkway South, Suite 250 Houston, TX 77042 Age: 70	Director	SLCEIF From 2011 SGEIF From 2011 SSBF From 2011 SIEIF From 2011 SSMCEIF From 2011	Herrmann & Associates, Financial Services	6	Chairman – Beta Rho Property Co., Inc. of Sigma Nu Fraternity; Trustee – LuLu Shriners Investment Committee; Trustee of another Capstone Fund.

Interested Director

Edward L. Jaroski* c/o 3700 W. Sam Houston Parkway South, Suite 250 Houston, TX 77042 Age: 69	Chairman of the Board; Director	SLCEIF From 2004 SSMCEIF From 1998 SIEIF From 2006 SSBF From 2004 SGEIF From 2008	President and Director of Capstone Asset Management Company, Capstone Asset Planning Company, CFS Consulting Services, LLC and Capstone Financial Services, Inc. (1987 – 2016); President, CEO and Director of Capstone Financial Solutions, LLC (November 2008 –2012); President, CEO and Director of Roger H. Jenswold & Company, Inc. (March 2010 –2012).	6	Director & Committee Member Theater Under the Stars; Trustee of another Capstone Fund.

Name, Address and Age	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships/ Trusteeships Held by Director
(abbreviations below)
Executive Officers
Michael L. Kern, III, CFA c/o 3700 W. Sam Houston Parkway South, Suite 250 Houston, TX 77042 Age: 43	President & Treasurer	SLCEIF From 2016 SSMCEIF From 2016 SIEIF From 2016 SSBF From 2016 SGEIF From 2016	President & CEO of Capstone Financial Services (May 2015 – Present); President, CEO, & Treasurer of Capstone Asset Management Company, Capstone Asset Planning Company, and CFS Consulting Services LLC, (2016 – present); President of Stout Risius Ross, Inc. (2008 to 2015).	Stratford Cambridge Group Investments – Advisory Board since 2011; Foundation Capital Resources – Board Member since 2015; Convoy of Hope – Board Member and Treasurer since 2002

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Scott Wynant 3700 W. Sam Houston Parkway South, Suite 250 Houston, TX 77042 Age: 62	Executive Vice President	SLCEIF From 2008 SSMCEIF From 2008 SIEIF From 2008 SSBF From 2008 SGEIF From 2008	Executive Vice President of Capstone Asset Management Company, CFS Consulting Services, LLC and Capstone Financial Services, Inc. (2009 – present); Sr. Vice President of Capstone Financial Solutions, LLC (November 2008 – December 2012); Sr. Vice President of Roger H. Jenswold & Company, Inc. (March 2010 – 2012).	N/A

John R. Wolf 3700 W. Sam Houston Parkway South, Suite 250 Houston, TX 77042 Age: 54	Sr. Vice President	SLCEIF From 2004 SSMCEIF From 1998 SIEIF From 2006 SSBF From 2004 SGEIF From 2008	Managing Director – Equity Investments of Capstone Asset Management Company and Sr. Vice President of CFS Consulting Services, LLC.	N/A

Mel Cody 3700 W. Sam Houston Parkway South, Suite 250 Houston, TX 77042 Age: 60	Sr. Vice President	SLCEIF From 2012 SSMCEIF From 2012 SIEIF From 2012 SSBF From 2012 SGEIF From 2012	Senior Portfolio Manager of Capstone Asset Management Company (2009 – present); Co-Chairman, CFO & Portfolio Manager/Analyst of Roger H. Jenswold & Company, Inc. (2005 – 2012).	N/A

Victoria Fernandez 3700 W. Sam Houston Parkway South, Suite 250 Houston, TX 77042 Age: 42	Sr. Vice President	SSBF From 2014	Managing Director – Fixed Income Investments of Capstone Asset Management Company (2012 – present); Associate, Fayez Sarofim & Co. (1994 – 2012).	N/A

Zachary Wehner, JD 3700 W. Sam Houston Parkway South, Suite 250 Houston, TX 77042 Age: 28	Asst. Vice President	SLCEIF From 2016 SSMCEIF From 2016 SIEIF From 2016	Portfolio Manager (2015-present)Investment Analyst & Equity & Derivatives Trader (2014);	N/A

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Umar Ehtisham 4800 E. Swedesford Road, Suite #300 Wayne, PA 19087 Age: 35	Chief Compliance Officer	SLCEIF From 2016 SSMCEIF From 2016 SIEIF From 2016 SSBF From 2016 SGEIF From 2016	Assistant Compliance Director of Cipperman Compliance Services (2014-present); Audit Manager of E*TRADE Financial Corporation (2013-2014); Vice President, Regulatory Change Manager/Regulatory Issue Manager of Bank of America Merrill Lynch (2010-2012).	N/A

Name, Address and Age	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director
(abbreviations below)
Kimberly Wallis McLaney 3700 W. Sam Houston Parkway South, Suite 250 Houston, TX 77042 Age: 48	Asst. Vice President -Compliance	SLCEIF From 2004 SSMCEIF From 2004 SIEIF From 2006 SSBF From 2004 SGEIF From 2008	Chief Compliance Officer of Capstone Asset Management Company (October 2015 - Present); Asst. Vice President Compliance of Capstone Asset Management Company (October 2002 - October 2015); Asst. Secretary of Capstone Financial Services, Inc. (October 2008 – July 2013); Vice President Compliance and Chief Compliance Officer of Capstone Asset Planning Company (September 2006 – Present); Asst. Vice President and Asst. Secretary of Capstone Financial Solutions, LLC (October 2008 – 2012); Asst. Secretary of CFS Consulting Services, LLC (October 2008 – July 2013); Asst. Vice President and Asst. Secretary of Roger H. Jenswold & Company, Inc. (March 2010 – 2012).	N/A

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Name, Address and Age	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships/ Trusteeships Held by Director
(abbreviations below)

Patricia Mims 3700 W Sam Houston Pkwy S., Suite #250 Houston, TX 77042 Age: 56	Secretary	SLCEIF From 2016 SSMCEIF From 2016 SIEIF From 2016 SSBF From 2016 SGEIF From 2016	Sr. Compliance Associate, Capstone Asset Management Company (April 2013 to present); Office Manager, Mims Insurance (April 1999 to May 2010).	N/A

*	Mr. Jaroski is an “interested person” of the Steward Group of Mutual Funds, as defined in the 1940 Act, because of his position with CAMCO, CFS Consulting Services, LLC and the Distributor through February 2016.
**	Mr. Melley is married to the sister of Mr. Jaroski’s wife.

Steward Large Cap Enhanced Index Fund	(SLCEIF)
Steward Small-Mid Cap Enhanced Index Fund	(SSMCEIF)
Steward International Enhanced Index Fund	(SIEIF)
Steward Select Bond Fund	(SSBF)
Steward Global Equity Income Fund	(SGEIF)

Board Committees

The Funds have five committees that report to the Board of Directors.  Two of these committees, the Audit Committee and the Nominating/Corporate Governance Committee, are comprised exclusively of independent directors.  Each of the Valuation and Investment Review Committee, the Compliance Committee and the Contract Committee is comprised exclusively of members of the Board.  Following is a description of each of the committees:

Audit Committee - The purpose of this Committee is to oversee the accounting and financial reporting policies and practices and internal controls of the Funds, and, as appropriate, the internal controls of certain service providers to the Funds; to oversee the quality and objectivity of the Funds’ financial statements and the independent audit thereof; and to act as a liaison between the Funds’ independent auditors and the full Board.  The Committee approves the appointment and compensation of the Funds’ auditors and evaluates their independence.  It also pre-approves audit and non-audit services provided to the Funds and non-audit services provided to certain service providers by the auditor.  The Committee is composed entirely of independent members of the Board of Directors of the Funds.  Current Committee members are: John M. Briggs, Chairman; William H. Herrmann, Jr., Leonard B. Melley, Jr., and John R. Parker.  The Committee met four (4) times during the fiscal year ended April 30, 2016.

Compliance Committee - The purpose of this Committee is to oversee management’s implementation of internal controls and procedures relating to investment management and trading, sales and service, administration and pricing and regulatory procedures.  Current Committee members are: Edward L. Jaroski, Chairman; Leonard B. Melley, Jr., John R. Parker, William H. Herrmann, Jr., and John M. Briggs.  The Committee met four (4) times during the fiscal year ended April 30, 2016.

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Nominating/Corporate Governance - The purpose of this Committee is to select and nominate independent directors to the Board, to nominate members for other Board Committees, and to evaluate and enhance the effectiveness of the Board in its role in governing the Funds and overseeing the management of the Funds.  The Committee is composed entirely of independent members of the Board of the Funds.  Current Committee members are: John R. Parker, Chairman; Leonard B. Melley, Jr., William H. Herrmann, Jr., and John M. Briggs.  The Committee met four (4) times during the fiscal year ended April 30, 2016.  The Committee will not consider nominees recommended by shareholders.

Valuation and Investment Review Committee - The purpose of this Committee is to oversee management’s implementation of internal controls and procedures relating to the valuations placed on the securities of the Funds, to review and confirm the implementation of changes intended to improve performance, and to evaluate Fund performance.  Current Committee members are: Leonard B. Melley, Jr., Chairman; John R. Parker, Edward L. Jaroski, William H. Herrmann, Jr. and John M. Briggs.  The Committee met four (4) times during the fiscal year ended April 30, 2016.

Contracts Committee – The purpose of this Committee is to oversee implementation of contractual agreements made on behalf of the Capstone Group of Investment Companies. This Committee was formed by action of the Board of Directors at its March 2, 2016 meeting. Current Committee members are: William H. Herrmann, Jr., Chairman; John R. Parker, Edward L. Jaroski, Leonard B. Melley, Jr., and John M. Briggs.  The Committee’s first meeting was May 10, 2016.

The following table provides information about the directors’ ownership of securities in the Funds and in the total Fund Complex.

Directors	Fund	Dollar Range of Equity Securities in the Funds*	Aggregate Dollar Range of Equity Securities in all Funds Overseen by the Director/Trustee in Capstone Fund Complex*
Interested Director:
Edward L. Jaroski	Steward Small-Mid Cap Enhanced Index Fund	over $100,000	over $100,000
	Steward Select Bond Fund	$1- $10,000
Independent Directors:
John M. Briggs	Steward Large Cap Enhanced Index Fund	$50,001-$100,000	over $100,000
	Steward Global Equity Income Fund	$50,001-$100,000
Leonard B. Melley, Jr.	Steward Small-Mid Cap Enhanced Index Fund	over $100,000	over $100,000
John R. Parker	Steward Large Cap Enhanced Index Fund	$1- $10,000	over $100,000
William H. Herrmann, Jr.	Steward Small-Mid Cap Enhanced Index Fund	$1- $10,000	$1- $10,000
	Steward Small-Mid Cap Enhanced Index Fund	$1- $10,000

*	Valuation as of December 30, 2015.

As of December 30, 2015, the independent directors, and/or any of their immediate family members, did not own any securities issued by CAMCO or the Funds’ principal underwriter or any company controlling, controlled by or under common control with those entities.

The directors and officers of the Funds as a group own less than one percent of the outstanding shares of any Fund.  Each independent director serves as a director or trustee on the board of all the registered investment companies comprising the Fund Complex.  Prior to August 18, 2015, the independent directors/trustees were entitled to $2,500 per Board meeting attended and until the end of calendar year 2015 were paid an annual retainer of $13,500.  Prior to August 18, 2015, the Lead Director was paid an additional $4,000 for serving the Fund Complex.  Effective August 18, 2015, the fees became $3,000 per Board meeting attended in person and $1,500 if not attended in person but telephonically. The annual retainer to be paid in 2016 will be $17,500 per director, with the Lead Director being paid an additional $5,000 for his service. At this time the Fund Complex has not designated a Lead Director. All fees received by the directors/trustees are allocated among the portfolios in the Fund Complex based on net assets.  The directors/trustees and officers of the registered investment companies comprising the  Fund Complex are also reimbursed for expenses incurred in attending meetings of the Board of Directors/Trustees.

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The following table represents the compensation received by the independent directors during the Funds’ fiscal year ended April 30, 2016 from the Capstone Fund Complex.  Mr. Jaroski, the sole non-independent director of funds in the Capstone Fund Complex, including the Funds, and the officers of those funds do not receive compensation from the Funds.

Name of Person, Position	Aggregate Compensation from Funds(2)	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund Complex Paid to Directors
James F. Leary, Director(1)(3)	$24,480	$0	$0	$25,550

John R. Parker, Director(1)	$23,520	$0	$0	$24,500

Leonard B. Melley, Jr., Director(1)	$23,520	$0	$0	$24,500

John M. Briggs, Director(1)	$25,460	$0	$0	$26,500

William H. Herrmann, Jr., Director(1)	$23,520	$0	$0	$24,500

(1)	Director of SFI.
(2)	Compensation received by independent directors is allocated among the portfolios in the Fund Complex based on their relative net assets.
(3)	Mr. James F. Leary retired from the Board in May 2016.

The following table sets forth information concerning each person who, to the knowledge of the Funds, owned beneficially or of record more than five percent of each Fund’s common stock as of April 30, 2016.

Fund/Class	No. of Shares	Percent of the Class Total Assets Held by the Shareholder

STEWARD SM-MID CAP ENHANCED INDEX FUND IND
NATIONAL FINANCIAL SERVICES CORP	968,584.696	24.54%
NEWPORT OFFICE CENTER III
499 WASHINGTON BOULEVARD 5TH FLOOR
JERSEY CITY, NJ 07310

CHARLES SCHWAB & CO., INC.	328,879.767	8.33%
101 MONTGOMERY STREET
SAN FRANCISCO, CA 94104

LPL FINANCIAL CORP	208,273.875	5.28%
75 STATE STREET, 24TH FLOOR
BOSTON, MA 02109

22

STEWARD SM-MID CAP ENHANCED INDEX FUND INST
TD AMERITRADE TRUST COMPANY	3,308,339.904	42.11%
CO 00TLB
P O BOX 17748
DENVER, CO 80217-0748

NATIONAL FINANCIAL SERVICES CORP	2,101,566.663	26.75%
NEWPORT OFFICE CENTER III
5TH FLOOR
499 WASHINGTON BOULEVARD
JERSEY CITY, NJ 07310

NABANK & CO.	831,162.893	10.58%
P.O, BOX 2180
TULSA, OK 74101

MATRIX TRUST CO. AS TTEE FBO	713,397.700	9.08%
SMALL WORLD TRADING COMPANY INC 4
717 17TH STREET
SUITE 1300
DENVER, CO 80202

STEWARD LRG CAP ENHANCED INDEX FUND IND
NATIONAL FINANCIAL SERVICES CORP	597,554.885	37.64%
NEWPORT OFFICE CENTER III
5TH FLOOR
499 WASHINGTON BOULEVARD
JERSEY CITY, NJ 07310

CHARLES SCHWAB & CO., INC.	496,799.762	31.29%
101 MONTGOMERY STREET
SAN FRANCISCO, CA 94104

LPL FINANCIAL CORPORATION	173,783.322	10.95%
75 STATE STREET, 24TH FLOOR
BOSTON, MA 02109

PRINCOR FINANCIAL SERVICES CORPORATION	106,720.361	6.72%
C/O PEN TRADE OPS N-004
PO BOX 10423
DES MOINES, IA 50306-0000

STEWARD LRG CAP ENHANCED INDEX FUND INST
NATIONAL FINANCIAL SERVICES CORP	3,784,765.549	45.38%
NEWPORT OFFICE CENTER III
5TH FLOOR
499 WASHINGTON BOULEVARD
JERSEY CITY, NJ 07310

TD AMERITRADE TRUST COMPANY	3,214,057.714	38.53%
CO 00TLB
P O BOX 17748
DENVER, CO 80217-0748

MATRIX TRUST COMPANY CUST FBO	423,353.507	5.08%
SMALL WORLD TRADING COMPANY INC. 4
717 17TH STREET, SUITE 1300
DENVER, CO 80202

STEWARD SELECT BOND FUND IND
NATIONAL FINANCIAL SERVICES CORP	384,457.507	83.87%
NEWPORT OFFICE CENTER III
499 WASHINGTON BOULEVARD, 5TH FLOOR
JERSEY CITY, NJ 07310

23

TD AMERITRADE TRUST COMPANY	2,899,445.829	50.53%
CO 00TLB
P O BOX 17748
DENVER, CO 80217-0748

STEWARD SELECT BOND FUND INST
NATIONAL FINANCIAL SERVICES CORP	2,804,175.171	48.87%
NEWPORT OFFICE CENTER III
5TH FLOOR
499 WASHINGTON BOULEVARD
JERSEY CITY, NJ 07310

STEWARD INTL ENHANCED INDEX FUND IND
NATIONAL FINANCIAL SERVICES CORP	807,797.539	92.07%
NEWPORT OFFICE CENTER III
5TH FLOOR
499 WASHINGTON BOULEVARD
JERSEY CITY, NJ 07310

STEWARD INTL ENHANCED INDEX FUND INST
TD AMERITRADE TRUST COMPANY	3,128,270.257	58.20%
CO 00TLB
P O BOX 17748
DENVER, CO 80217-0748

NATIONAL FINANCIAL SERVICES CORP	2,087,653.365	38.84%
NEWPORT OFFICE CENTER III
5TH FLOOR
499 WASHINGTON BOULEVARD
JERSEY CITY, NJ 07310

STEWARD GLOBAL EQUITY INCOME FUND IND	662,361.891	39.63%
CHARLES SCHWAB & CO., INC.
101 MONTGOMERY STREET
SAN FRANCISCO, CA 94104

NATIONAL FINANCIAL SERVICES CORP	622,873.170	37.27%
NEWPORT OFFICE CENTER III
5TH FLOOR
499 WASHINGTON BOULEVARD
JERSEY CITY, NJ 07310

LPL FINANCIAL CORP	165,817.850	9.92%
75 STATE STREET, 24TH FLOOR
BOSTON, MA 02109

24

STEWARD GLOBAL EQUITY INCOME FUND INST
NATIONAL FINANCIAL SERVICES CORP	2,594,324.552	50.04%
NEWPORT OFFICE CENTER III
5TH FLOOR
499 WASHINGTON BOULEVARD
JERSEY CITY, NJ 07310

TD AMERITRADE TRUST COMPANY	2,301,784.516	44.40%
CO 00TLB
P O BOX 17748
DENVER, CO 80217-0748

Adviser

Capstone Asset Management Company, located at 3700 West Sam Houston Parkway South, Suite 250, Houston, Texas 77042, was formed in 1987 as a wholly-owned subsidiary of Capstone Financial Services, Inc. (“CFS”).  The controlling shareholder of CFS is Steward Financial Holdings, Inc., a holding company that is a wholly owned, for profit, subsidiary of AG Financial Services Group (“AGFSG”). AGFSG was organized by the Assemblies of God Church in 1998. CAMCO provides investment management services to pension and profit sharing accounts, corporations and individuals, and serves as investment adviser and/or administrator to six registered investment company portfolios.  CAMCO manages over $4.8 billion in assets.

CAMCO acts as investment adviser to each of the Funds pursuant to an investment advisory agreement (“CAMCO Agreement”) dated January 12, 2012.  The CAMCO Agreement was approved by shareholders of each Fund at meetings held in late 2011 and took effect upon a change in control of CAMCO. (The CAMCO Agreement was further amended [DATE] to indicate that Steward Small-Mid Cap Fund, which was already covered by the CAMCO Agreement, was now a series of Steward Funds, Inc.  The advisory fees payable by each Fund under the CAMCO Agreement are at the same rate as advisory fees payable under the predecessor agreements. The CAMCO Agreement provides that CAMCO shall have full discretion to manage the assets of each Fund in accordance with its investment objective and policies and the terms of its Articles of Incorporation.  CAMCO is authorized, with the consent of the directors, to engage sub-advisers for certain of the Funds, although it does not currently do so.  CAMCO has sole authority to select broker-dealers to execute transactions for the Funds, subject to the reserved authority of the directors to designate particular broker-dealers for this purpose.  CAMCO will vote proxies on portfolio securities on behalf of the Funds, subject to any guidelines that may be established by the directors from time to time.  (See Appendix A for current guidelines.)

For its services, CAMCO receives investment advisory fees monthly, in arrears, from the Funds at the following annual rates, which are applied to the aggregate average daily net assets of each Fund.

Annual Fee rate as a percentage of average daily net assets:

Steward Small-Mid Cap Enhanced Index Fund	Steward International Enhanced Index Fund
0.15% of the first $500 million	0.30% of the first $500 million
0.125% of the next $500million	0.25% of the next $500 million
0.10% of assets over $1 billion	0.20% of assets over $1 billion

Steward Large Cap Enhanced Index Fund
0.15% of the first $500 million
0.125% of the next $500 million
0.10% of assets over $1 billion

Steward Select Bond Fund	Steward Global Equity Income Fund
0.25% of the first $500 million	0.30% of the first $500 million
0.20% of the next $500 million	0.25% of the next $500 million
0.175% of assets over $1 billion	0.20% of assets over $1 billion

25

The CAMCO Agreement, after an initial term of two years, remains in effect thereafter from year to year as to each Fund, provided the renewal of the Agreement as to that Fund is specifically approved (a) by the Fund’s Board or by vote of a majority of the Fund’s outstanding voting securities, and (b) by the affirmative vote of a majority of the directors who are not parties to the agreement or interested persons of any such party, by votes cast in person at a meeting called for such purpose.  The CAMCO Agreement may be terminated as to a Fund (a) at any time without penalty by the Fund upon the vote of a majority of the directors or, by vote of the majority of that Fund’s outstanding voting securities, upon 60 days’ written notice to CAMCO or (b) by CAMCO at any time without penalty, upon 90 days’ written notice to the Fund.   The Agreement will also terminate automatically with respect to a Fund in the event of its assignment with respect to that Fund (as defined in the 1940 Act).

26

Total dollar amounts paid by each Fund to CAMCO for investment advisory services under the CAMCO Agreement and the predecessor advisory agreements for the last three fiscal years are as follows:

Steward Funds	Advisory Fee

Small-Mid Cap Enhanced Index Fund

Year Ended April 30, 2016	$225,331
Year Ended April 30, 2015	$216,250
Year Ended April 30, 2014	$180,990

Large Cap Enhanced Index Fund

Year Ended April 30, 2016	$458,408
Year Ended April 30, 2015	$396,910
Year Ended April 30, 2014	$288,613

Select Bond Fund

Year Ended April 30, 2016	$377,837
Year Ended April 30, 2015	$374,133
Year Ended April 30, 2014	$350,454

International Enhanced Index Fund

Year Ended April 30, 2016	$418,308
Year Ended April 30, 2015	$539,260
Year Ended April 30, 2014	$312,163

Global Equity Income Fund

Year Ended April 30, 2016	$494,997
Year Ended April 30, 2015	$479,937
Year Ended April 30, 2014	$431,776

Pursuant to the CAMCO Agreement, CAMCO pays the compensation and expenses of all of its directors, officers and employees who serve as officers and executive employees of the Funds (including the Funds’ share of payroll taxes), except expenses of travel to attend meetings of the Funds’ Board or committees or advisers to the Board.  CAMCO also agrees to make available, without expense to the Funds, the services of its directors, officers and employees who serve as officers of the Funds.

The CAMCO Agreement provides that CAMCO shall not be liable for any error of judgment or of law, or for any loss suffered by a Fund in connection with the matters to which the Agreement relates except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of CAMCO in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the CAMCO Agreement.

27

Portfolio Managers

The principal portfolio managers for the Steward Funds and the dollar range of their ownership of shares in each Fund as of October 31, 2016 are indicated in the following table:

Steward Funds	Portfolio Managers	Dollar Range of Equity Securities in Fund Beneficially Owned
Small-Mid Cap Enhanced Index Fund	John Wolf	$0
	Mel Cody	$0
	Zachary Wehner	Under $10,000

Large Cap Enhanced Index Fund	John Wolf	$0
	Mel Cody	$0
	Zachary Wehner	Under $10,000

Select Bond Fund	Victoria Fernandez	$0

International Enhanced Index Fund	John Wolf	$0
	Mel Cody	$0
	Zachary Wehner	$0

Global Equity Income Fund	John Wolf	Over $100,000
	Mel Cody	$0

The numbers of registered investment company accounts and private accounts, and assets in each category, managed by each portfolio manager named in the foregoing table as of April 30, 2016 is indicated in the following table. None of these portfolio managers manages any pooled investment vehicles other than registered investment companies.

Steward Funds Portfolio Manager	Number of Registered Investment Companies	Assets under Management	Number of Private Accounts	Assets under Management	Total Assets
John Wolf	4	$756,938,049	514	$2,047,761,710	$2,804,699,759
Victoria Fernandez	1	$150,224,918	958	$539,105,399	$689,330,317
Mel Cody	4	$756,938,049	421	$115,882,838	$872,820,887
Zachery Wehner	3	$582,769,780	539	$532,149,143	$1,114,918,923

None of the accounts managed by these portfolio managers has a performance-based investment advisory fee.  Due to the nature of these Funds’ investments, no material conflicts of interest arise by virtue of the fact that these portfolio managers manage other accounts and more than one Fund, as listed above.  The compensation of each of these portfolio managers is derived approximately 75% from base salary and 25% from incentive compensation.  The portfolio managers participate in normal corporate benefits, including group life and health insurance, 401(k) plan with a corporate matching contribution calculated in the same manner as for all other participating employees, and vacation.

28

Administration, Compliance Services, Class Action/Fair Fund Services and Master Services Agreements

Pursuant to an Administration Agreement effective January 12, 2012, as amended [DATE] to include Steward Small-Mid Cap Enhanced Index Fund, with no change in the terms applicable to that Fund, CCS supervises all aspects of the Funds’ day-to-day operations. CCS oversees the performance of administrative and professional services to the Funds by others; provides office facilities; prepares reports to shareholders and the SEC; and provides personnel for supervisory, administrative and clerical functions.    For the services it performs, CCS receives a monthly fee from the Funds calculated at the annual rate of 0.075% on the first $500 million of the Funds’ aggregate average daily net assets.  The rate declines to 0.03% of aggregate average daily net assets in excess of $500 million.  These fees are allocated among the Funds based on their relative net assets. CCS also provides regulatory compliance services for the Funds pursuant to a Compliance Services Agreement dated August 17, 2011, as amended [DATE]. For these services, CCS receives a monthly fee from each Fund calculated at an annual rate of 0.025% of the first $500 million of the average daily net assets of that Fund, 0.020% of the next $500 million and 0.015% of assets over $1 billion. This agreement also provides for reimbursement to CCS of reasonable expenses related to travel outside the Houston, Texas area in connection with providing services under the agreement.

Cipperman Compliance Services, LLC (“Cipperman”) provides regulatory compliance supervisory services for the Funds pursuant to a Compliance Services Agreement effective April 1, 2016. In accordance with this agreement, Cipperman also designates a member of its staff, who has been approved by the Funds’ Board of Directors, to serve as the Chief Compliance Officer (“CCO”) for the Funds. in accordance with applicable law. Cipperman’s fee for “Base Services” described in the agreement is $5,000 per month. This expense will be borne by the Funds and will be allocated among the Funds based on their relative net asset values at the end of each calendar month, as determined and computed in accordance with the description of the method of determination of net asset value contained in the current prospectus and statement of additional information for each Fund as in effect from time to time under the Securities Act of 1933. Additional fees may be charged for “additional services” or in the event any of the Funds were to engage an adviser or sub-adviser other than CAMCO. Such fees, if incurred, will be allocated to or among the Funds in a manner deemed fair and reasonable by the Board of Directors.

Richard Nunn, who served as the Funds’ CCO prior to April 1, 2016, will, effective April 1, 2016, provide consultation services with respect to regulatory compliance for the Funds pursuant to one or more “Statements of Work” under a one-year agreement that will automatically renew annually unless terminated by a party on at least thirty (30) days’ written notice. The current Statement of Work covers six months of service to the Funds. Of the fees payable under this Statement of Work, $6,250, plus any applicable reasonable out-of-pocket travel expenses, will be borne by the Funds and will be allocated among them in the same manner as the fees under the Cipperman agreement. It is not clear whether there will be additional Statements of Work.

Pursuant to a Class Action and Fair Fund Services Agreement, CCS assists in preparing claims on behalf of the Funds in class action lawsuits and prepares claims by the Funds for Securities and Exchange Commission Fair Funds.  CCS receives fees for these services totaling 3% of net amounts received by the Funds in class actions and 6% of amounts received by the Funds from Fair Funds.

29

Total dollar amounts paid by each Fund to CCS for Administration, Compliance and Class Action/Fair Fund services for the past three years are as follows:

Steward Funds	CCO Fee	Administrative Fee	Compliance Fee	Class Action/Fair Fund Services

Small-Mid Cap Enhanced Index Fund
Year Ended April 30, 2016	$12,211	$82,699	$12,316	$2,119
Year Ended April 30, 2015	$13,369	$80,055	$11,781	$670
Year Ended April 30, 2014	$12,382	$74,917	$12,391	$184

Large Cap Enhanced Index Fund
Year Ended April 30, 2016	$24,514	$167,028	$23,790	$2,180
Year Ended April 30, 2015	$24,666	$145,253	$21,087	$1,994
Year Ended April 30, 2014	$19,757	$119,492	$19,768	$896

Select Bond Fund
Year Ended April 30, 2016	$12,285	$83,263	$11,968	$0
Year Ended April 30, 2015	$13,872	$83,252	$12,278	$0
Year Ended April 30, 2014	$14,402	$87,082	$14,410	$2,186

International Enhanced Index Fund
Year Ended April 30, 2016	$10,967	$75,450	$10,628	$8
Year Ended April 30, 2015	$16,839	$96,911	$13,762	$545
Year Ended April 30, 2014	$10,680	$64,610	$10,687	$3,745

Global Equity Income Fund
Year Ended April 30, 2016	$13,403	$90,858	$13,042	$0
Year Ended April 30, 2015	$14,866	$88,996	$13,125	$0
Year Ended April 30, 2014	$14,779	$89,387	$14,789	$13,187

30

Pursuant to a master services agreement with SFI, FIS Investor Services, LLC (“FIS”) provides transfer agency services to each Fund.  The Funds paid the following fees to FIS for transfer agency services, and to Citi for accounting for the periods indicated.

Steward Funds	Transfer Agent Fees	Accounting Fees

Small-Mid Cap Enhanced Index Fund
Year Ended April 30, 2016	$107,355	$120,284
Year Ended April 30, 2015	$71,047	$115,579
Year Ended April 30, 2014	$89,580	$106,397

Large Cap Enhanced Index Fund
Year Ended April 30, 2016	$65,154	$201,313
Year Ended April 30, 2015	$73,476	$175,688
Year Ended April 30, 2014	$58,561	$141,939

Select Bond Fund
Year Ended April 30, 2016	$31,925	$112,392
Year Ended April 30, 2015	$35,574	$110,238
Year Ended April 30, 2014	$42,715	$109,726

International Enhanced Index Fund
Year Ended April 30, 2016	$28,692	$91,368
Year Ended April 30, 2015	$29,920	$114,946
Year Ended April 30, 2014	$28,917	$76,338

Global Equity Income Fund
Year Ended April 30, 2016	$34,916	$105,107
Year Ended April 30, 2015	$36,012	$102,613
Year Ended April 30, 2014	$32,041	$99,997

31

Consultant

The Board has retained CCS as a consultant to the Board regarding the Funds’ socially responsible investing.  Pursuant to the consulting agreement, as amended effective May 1, 2014, for these services to the Board, CCS receives monthly fees from the Funds, based on their aggregate average daily net assets, at the maximum annual rate of 0.08% of the first $500 million of such assets, 0.05% of the next $500 million and 0.02% of aggregate assets over $1 billion.  Fees paid to CFS during each of the past three fiscal years of the Funds were as follows:

Period Ended	Amount
April 30, 2016	$807,523
April 30, 2015	$794,927
April 30, 2014	$696,004

The Board, in consultation with CCS, has sole responsibility for approving the list of companies whose securities are prohibited investments for the Funds, for approving any changes to such list, and for assuring that such list and any such changes are provided to CAMCO.  Subject to these investment prohibitions, CAMCO has sole responsibility for determining which securities a Fund will buy, sell or hold.

Expenses

Each Fund and class pays all of its expenses and its allocated share of the expenses of SFI that are not borne by CAMCO pursuant to the CAMCO Agreement or by CCS under the Administration Agreement including, but not limited to, such expenses as (i) advisory, administration, compliance and class action/Fair Fund fees, (ii) fees under the Funds’ Service and Distribution Plan and Administrative Services Plan (see “Distributor,” below) and fees to CCS for its consulting services to the Board, (iii) fees for state filings and for legal, auditing, fund accounting, transfer agent, dividend disbursing, and custodian services, (iv) the expenses of registration, issue, repurchase, or redemption of shares, (v) interest, taxes and brokerage commissions, (vi) membership dues in the Investment Company Institute, (vii) the cost of reports and notices to shareholders,  (viii) fees to Fund directors and salaries of officers or employees who are not affiliated with CAMCO, if any, and (ix) travel expenses (or an appropriate portion thereof) of Fund directors and officers who are directors, officers or employees of CAMCO to the extent that such expenses relate to attendance at meetings of the Funds’ Board of Directors or any committees thereof or advisers thereto

The expenses allocable to each Fund and each class of shares are accrued daily and are deducted from total income before dividends are paid.  Fund expenses, including a Fund’s share of expenses of SFI, are generally allocated between classes based on their respective net asset values.  Individual Class expenses pursuant to the Service and Distribution Plan (see “Distributor,” below) are borne by Individual Class shares, expenses of each class pursuant to the Administrative Services Plan are borne by each class in accordance with the terms of that Plan, and the directors may determine that other expenses are specific to a particular class and should be allocated to that class.

Distributor

Capstone Asset Planning Company (the “Distributor”), 3700 West Sam Houston Parkway South, Suite 250, Houston, Texas 77042, acts as the principal underwriter of the Funds’ shares pursuant to a written agreement. The Distributor has the exclusive right (except for distributions of shares directly by the Funds) to distribute shares of the Funds in a continuous offering through affiliated and unaffiliated dealers.  The Distributor’s obligation is an agency or “best efforts” arrangement under which the Distributor is required to take and pay for only such Fund shares as may be sold to the public.  The Distributor is not obligated to sell any stated number of shares.  Except to the extent otherwise provided by the applicable Service and Distribution Plan (see below), the Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and the cost and expense of supplemental sales literature, promotion and advertising.

Michael L. Kern, III, CFA is President and a director of the Funds and is President and a director of CAMCO and of the Distributor.  Certain other officers of the Company are also officers of CAMCO, the Distributor, and their parent, Capstone Financial Services.

32

The Distribution Agreement, after an initial two-year term, is renewable from year to year if approved in each case (a) by the Board of SFI, or by a vote of a majority of the Fund’s outstanding voting securities and (b) by the affirmative vote of a majority of directors who are not parties to the Distribution Agreement or interested persons of any party, by vote cast in person at a meeting called for such purpose.  The Distribution Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 60 days’ written notice.

SFI has each adopted a Service and Distribution Plan (the “Plan”) pursuant to Rule 12b-1 of the 1940 Act for each applicable Fund’s Individual Class shares, which permits each Fund, out of assets attributable to its Individual Class shares, to compensate the Distributor for services in connection with the distribution of the Individual Class shares and for the provision of certain services to Individual Class shareholders.  These services include, but are not limited to, the payment of compensation to securities dealers (which may include the Distributor itself) and other financial institutions and organizations (collectively, “Service Organizations”) to obtain various distribution-related and/or administrative services for the Funds.  These services also include, among other things, processing new shareholder account applications, preparing and electronically transmitting to the Funds’ Transfer Agent information regarding all transactions by customers and serving as the primary source of information to customers in answering questions concerning the Funds and their transactions with the Funds.  The Distributor is also authorized to engage in advertising, the preparation and distribution of sales literature and other promotional activities on behalf of the Funds.  In addition, the Plan authorizes Individual Class shares of each Fund to bear the cost of preparing, printing and distributing Fund prospectuses and Statements of Additional Information to prospective Individual Class investors and of implementing and operating the Plan.

Under the Plan, payments are made to the Distributor at an annual rate of 0.25% of the average net assets of Individual Class shares of each Fund.  Subject to these limits, the Distributor may reallow amounts up to 0.25% of Individual Class net assets to Service Organizations (which may include the Distributor itself), such reallowances to be at an annual rate of 0.25% based on the average net asset value of Individual Class shares of that Fund held by shareholders for whom the Service Organization provides services.  Any remaining amounts not so allocated will be retained by the Distributor.  The Distributor collects the fees under the Plan on a monthly basis.

Rule 12b-1 requires that the Plan and related agreements have been approved by a vote of the Board of SFI and by a vote of the directors who are not “interested persons” of SFI, as defined under the 1940 Act, and have no direct or indirect interest in the operation of the Plan or any agreements related to the Plan (the “Plan Directors”).  The Plan will continue in effect for successive one year periods provided that such continuance is specifically approved at least annually by a majority of the directors, including a majority of the Plan Directors.  In determining whether to adopt or continue the Plan, the directors must request and evaluate information they believe is reasonably necessary to make an informed determination of whether the Plan and related agreements should be implemented, and must conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties, that there is a reasonable likelihood that the Plan and related agreements will benefit each applicable Fund, class and their shareholders.  Any change in the Plan that would materially increase the distribution expenses to be paid by a class requires approval by shareholders of the affected class, but otherwise, the Plan may be amended by the directors, including a majority of the Plan Directors.

As required by Rule 12b-1, the directors will review quarterly reports prepared by the Distributor on the amounts expended and the purposes for the expenditures.  The Plan and related agreements may be terminated with respect to one or more Funds or classes at any time by a vote of the Plan Directors or by vote of a majority of the outstanding voting securities of each such Fund or class.  As required by Rule 12b-1, selection and nomination of disinterested directors for SFI is committed to the discretion of the directors who are not “interested persons” as defined under the 1940 Act.

33

The amounts paid to the Distributor and reallowed by the Distributor to other Service Organizations by the Individual Class of each Fund during its past fiscal year ended April 30, 2016, were as follows:

Steward Funds	Total 12b-1 Fees Paid	Amount Retained by Distributor	Amount Paid to Other Service Organizations

Small-Mid Cap Enhanced Index Fund	$139,133	$92,923	$46,210
Large Cap Enhanced Index Fund	$123,040	$29,541	$93,499
Select Bond Fund	$35,426	$7,940	$24,486
International Enhanced Index Fund	$35,883	$7,091	$28,792
Global Equity Income Fund	$73,652	$19,619	$54,033

Since the 12b-1 fees are not directly linked to expenses, the amount of 12b-1 fees paid by the Individual Class shares of a Fund during any year may be more or less than actual expenses incurred pursuant to the Plan.  For this reason, this type of fee arrangement is characterized by the staff of the SEC as being of the “compensation” variety (in contrast to “reimbursement” arrangements by which a distributor’s payments are directly linked to its expenses).

Each Fund has also adopted an Administrative Services Plan with respect to its Individual Class and Institutional Class shares. The Institutional Class shares were added to the Plan by amendment effective April 1, 2016. The Administrative Services Plan, as amended, provides that the Individual Class and Institutional Class of each Fund shall compensate CAPCO to cover the costs of payments to certain third-party shareholder service providers related to the administration of group accounts in which Fund shareholders of each Class participate. This fee is limited, on an annual basis, to 0.10% of the average daily net assets of each Class. For the Individual Class, this fee is in addition to fees payable under the Service and Distribution Plan.

34

The amounts paid to CAPCO and paid out by CAPCO pursuant to the Administrative Services Plan for the periods indicated are:

Steward Funds – Individual Class	Total Administrative Services Fees Paid	Amount Received by CAPCO	Amount Paid by CAPCO to Other Service Providers
Small-Mid Cap Enhanced Index Fund
Year Ended April 30, 2016	$20,417	$20,417	$20,417
Year Ended April 30, 2015	$17,370	$17,370	$17,370
Year Ended April 30, 2014	$16,000	$16,000	$16,000

Large Cap Enhanced Index Fund
Year Ended April 30, 2016	$41,207	$41,207	$41,207
Year Ended April 30, 2015	$42,270	$42,270	$42,270
Year Ended April 30, 2014	$25,986	$25,986	$25,986

Select Bond Fund
Year Ended April 30, 2016	$13,783	$13,783	$13,783
Year Ended April 30, 2015	$14,478	$14,478	$14,478
Year Ended April 30, 2014	$12,295	$12,295	$12,295

International Enhanced Index Fund
Year Ended April 30, 2016	$12,822	$12,822	$12,822
Year Ended April 30, 2015	$14,899	$14,899	$14,899
Year Ended April 30, 2014	$12,581	$12,581	$12,581

Global Equity Income Fund
Year Ended April 30, 2016	$26,031	$26,031	$26,031
Year Ended April 30, 2015	$23,263	$23,263	$23,263
Year Ended April 30, 2014	$18,082	$18,082	$18,082

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Steward Funds – Institutional Class	Total Administrative Services Fees Paid	Amount Received by CAPCO	Amount Paid by CAPCO to Other Service Providers

Small-Mid Cap Enhanced Index Fund
Year Ended April 30, 2016	$1,109	$1,109	$1,109
Year Ended April 30, 2015	$0	$0	$0
Year Ended April 30, 2014	$0	$0	$0

Large Cap Enhanced Index Fund
Year Ended April 30, 2016	$2,737	$2,737	$2,737
Year Ended April 30, 2015	$0	$0	$0
Year Ended April 30, 2014	$0	$0	$0

Select Bond Fund
Year Ended April 30, 2016	$1,316	$1,316	$1,316
Year Ended April 30, 2015	$0	$0	$0
Year Ended April 30, 2014	$0	$0	$0

International Enhanced Index Fund
Year Ended April 30, 2016	$1,319	$1,319	$1,319
Year Ended April 30, 2015	$0	$0	$0
Year Ended April 30, 2014	$0	$0	$0

Global Equity Income Fund
Year Ended April 30, 2016	$1,383	$1,383	$1,383
Year Ended April 30, 2015	$0	$0	$0
Year Ended April 30, 2014	$0	$0	$0

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PORTFOLIO TRANSACTIONS AND BROKERAGE

CAMCO is responsible for the placement of portfolio business and the negotiation of the commissions paid on the Funds’ securities transactions.  It is the policy of CAMCO to seek the best security price or “best execution” available with respect to each transaction.  In over-the-counter transactions, orders are placed directly with a principal market maker unless it is believed that a better price and execution can be obtained by using a broker.  CAMCO seeks the best security price at the most favorable commission rate.  In selecting dealers and in negotiating commissions, CAMCO considers the firm’s reliability, the quality of its execution services on a continuing basis and its financial condition.  When more than one firm is believed to meet these criteria, preference may be given to firms that also provide research services to the Funds or CAMCO.  In addition, CAMCO may cause a Fund to pay a broker that provides brokerage and research services a commission in excess of the amount another broker might have charged for effecting a securities transaction, subject to certain guidelines promulgated by the Securities and Exchange Commission (“SEC”) from time to time.  Such higher commission may be paid if CAMCO  determines in good faith that the amount paid is reasonable in relation to the services received in terms of the particular transaction or CAMCO’s overall responsibilities to the particular Fund and to CAMCO’s other clients.  Such research services must provide lawful and appropriate assistance to CAMCO in the performance of its investment decision-making responsibilities and may include advice, both directly and in writing, as to the value of the securities, the advisability of investing in, purchasing or selling securities, and the availability of securities, or purchasers or sellers of securities, as well as furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts.

CAMCO places portfolio transactions for other advisory accounts including other investment companies.  Research services furnished by firms through which a Fund effects securities transactions may be used by CAMCO in servicing all of its accounts.  Therefore, not all of such services may be used by CAMCO in connection with that Fund.  CAMCO has arrangements to receive research only with respect to accounts for which it exercises brokerage discretion.  Many of CAMCO’s clients have not granted CAMCO brokerage discretion and, therefore, any research services received as a result of paying commissions in excess of the amount another broker might have charged are subsidized by accounts that have granted CAMCO such discretion.  Other research received, although not by a specific arrangement, may also be used by CAMCO in providing service to other accounts, including one or more Funds.  In the opinion of CAMCO, the benefits from research services to each of the accounts (including the Funds) managed by CAMCO cannot be measured separately.  CAMCO seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by a Fund and another advisory account.  In some cases, this procedure could have an adverse effect on the price or the amount of securities available to a Fund.  In making such allocations among a Fund and other advisory accounts, the main factors considered by CAMCO are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and opinions of the persons responsible for recommending the investment.

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The Funds paid the following commissions during their three most recent fiscal years:

Steward Funds	Commissions Paid(a)	Approximate Percent Paid to Brokers who Furnished Research Services

Small-Mid Cap Enhanced Index Fund
Year Ended April 30, 2016	$129,951	100%
Year Ended April 30, 2015	$147,246	100%
Year Ended April 30, 2014	$95,517	100%

Large Cap Enhanced Index Fund
Year Ended April 30, 2016 (b)	$346,663	100%
Year Ended April 30, 2015	$192,484	100%
Year Ended April 30, 2014	$98,836	100%

Select Bond Fund
Year Ended April 30, 2016	$30,325	100%
Year Ended April 30, 2015	$59,269	100%
Year Ended April 30, 2014	$26,936	100%

International Enhanced Index Fund (b)
Year Ended April 30, 2016	$55,058	100%
Year Ended April 30, 2015	$256,424	100%
Year Ended April 30, 2014	$47,249	100%

Global Equity Income Fund
Year Ended April 30, 2016 (b)	$203,573	100%
Year Ended April 30, 2015	$134,811	100%
Year Ended April 30, 2014	$115,854	100%

(a) No commissions were paid to affiliated brokers.

(b) Material Variance in commissions paid were a result of a single large transaction in these Funds.

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During the fiscal year ended April 30, 2016, the following Steward Funds directed brokerage transactions to the listed brokers that provided research services.

Steward Funds	Investment Technology Group	Bank of New York	Capital Institutional Services
Small-Mid Cap Enhanced Index Fund
Commissions	$16,391	$113,560	$0
Transactions	$11,413,430	$86,336,215	$0

Large Cap Enhanced Index Fund
Commissions	$114,380	$232,283	$0
Transactions	$203,917,920	$419,770,182

Select Bond Fund
Commissions	$0	$0	$30,325
Transactions	$0	$0	$21,616,763

International Enhanced Index Fund
Commissions	$44,954	$10,104	$0
Transactions	$36,869,113	$9,539,692

Global Equity Income Fund
Commissions	$16,019	$187,554	$0
Transactions	$17,814,867	$161,804,815	$0

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At April 30, 2016, the following Steward Funds owned securities of broker/dealers (or its parent, as applicable) that were among the top ten broker/dealers for each Fund that executed transactions either as agent or principal or were among the top ten dealers selling each Fund’s shares during the period noted:

Steward Funds	Security Issuer	Value of Holdings at April 30, 2016
Small-Mid Cap Enhanced Index Fund
	Raymond James Financial, Inc.	$311,455
	Stifel Financial Corp.	$170,309
	Interactive Brokers Group, Inc.	$105,640
	BB&T Corp.	$36,371
	Investment Technology Group, Inc.	$30,646
Large Cap Enhanced Index Fund
	JP Morgan Chase & Co.	$2,861,949
	Wells Fargo & Co.	$2,295,481
	BB&T Corp.	$2,084,914
	Bank of New York Mellon Corp.	$777,075
	Fifth Third Bancorp	$626,934
	Charles Schwab Corp.	$588.655
	Comerica, Inc.	$529,248
	Morgan Stanley	$460,020
	Ameriprise Financial, Inc.	$123,328

Select Bond Fund
	JP Morgan Chase & Co.	$2,203,326
	Charles Schwab Corp.	$1,376,014
	Wachovia Corp.	$1,050,222
	UBS AG Stamford Connecticut	$1,009,925
International Enhanced index Fund
	UBS AG	$1,317,183
	Deutsche Bank AG	$514,954

Global Equity Income Fund
	None	None

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Portfolio Turnover

A Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year by the monthly average value of the portfolio securities owned by the Fund during the past 13 months.  For purposes of determining the rate, all short-term securities, including options, futures, forward contracts, and repurchase agreements, are excluded.  Significant variations in the portfolio turnover rate for a Fund are generally primarily attributable to market volatility and duration of portfolio investments. The increased turnover for Steward Large Cap Enhanced Index Fund for the fiscal year ended April 30, 2016 – when compared to the prior two fiscal years – was due to a relatively large short-term investment during the year.

A high portfolio turnover rate generally will result in higher brokerage transaction costs and may result in higher levels of realized capital gains or losses with respect to a Fund’s portfolio securities.  (See “Taxes,” below.)

A Fund’s portfolio securities may be turned over whenever necessary or appropriate in the opinion of the Fund’s management to seek the achievement of the basic objective of the Fund.  The Funds do not intend to invest to obtain control of portfolio companies.

The turnover rate of Steward Small-Mid Cap Enhanced Index Fund’s portfolio was 33% for the fiscal year ended April 30, 2016, 37% for the fiscal year ended April 30, 2015 and 29% for the fiscal year ended April 30, 2014.

The turnover rate of Steward Large Cap Enhanced Index Fund’s portfolio was 91% for the fiscal year ended April 30, 2016, 33% for the fiscal year ended April 30, 2015 and 30% for the fiscal year ended April 30, 2014.

The turnover rate of Steward Select Bond Fund’s portfolio was 11% for the fiscal year ended April 30, 2016, 13% for the fiscal year ended April 30, 2015 and 13% for the fiscal year ended April 30, 2014.

The turnover rate of Steward International Enhanced Index Fund’s portfolio was 11% for the fiscal year ended April 30, 2016, 12% for the fiscal year ended April 30, 2015 and 11% for the fiscal year ended April 30, 2014.

The turnover rate of Steward Global Equity Income Fund’s portfolio was 54% for the fiscal year ended April 30, 2016, 48% for the fiscal year ended April 30, 2015 and 40% for the fiscal year ended April 30, 2014.

Personal Trading Policies

The Funds, CAMCO and the Distributor have adopted written Codes of Ethics under Rule 17j-1 under the 1940 Act.  Consistent with requirements of that Rule, the Codes permit persons subject to the Codes to invest in securities, including securities that may be purchased by the Funds, provided that they obtain prior clearance before engaging in such transactions, subject to certain exceptions.

Proxy Voting Policies and Procedures

The Board of SFI has approved the proxy voting policies and procedures of CAMCO as the policies and procedures to be used in voting proxies on securities held by the Funds. Copies of the CAMCO proxy voting policies and procedures are attached as Exhibit A to this Statement of Additional Information.

The Guidelines address matters that are commonly submitted to shareholders of a company for voting, such as issues relating to corporate governance, auditors, the board of directors, capital structure, executive and director compensation, and mergers and corporate restructurings.  Subject to the supervision and oversight of the Proxy Officer, and the authority of the Proxy Officer to intervene with respect to a particular proxy matter, the Proxy Assistant is obligated to vote all proxies as set forth in the Guidelines.  Where a voting matter is not specifically addressed in the Guidelines or there is a question as to the outcome, the Proxy Assistant is obligated to request additional direction from the Proxy Officer.  The Proxy Assistant is obligated to maintain records of all votes received, all votes cast and other relevant information.

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Shareholders may obtain information on how proxies were voted during the most recent 12-month period ended June 30 for Funds in which they hold shares, by calling (toll-free) 1-800-262-6631, and on the SEC’s website at http://www.sec.gov.

DETERMINATION OF NET ASSET VALUE

The purchase and redemption price for shares of each class of a Fund is the per share net asset value (“NAV”) for that class that is next determined after an investor’s purchase or sale order is received by the Fund, transfer agent or authorized dealer.  NAV is generally calculated as of the close of regular trading on the New York Stock Exchange (“Exchange”), normally 4:00 p.m. Eastern Time, on each day the Exchange is open for trading, provided that certain derivatives are priced as of 4:15 p.m. Eastern Time.  The Funds do not price their shares on days the Exchange is closed for trading — normally, weekends, national holidays and Good Friday.  In addition to days the Exchange is closed for trading, Steward Select Bond Fund does not price its shares on days the bond markets are closed for trading.  Such additional days are normally Columbus Day and Veteran’s Day.  NAV of a class reflects the aggregate assets less the liabilities attributable to that class. The price of equity securities is determined by (i) valuing securities listed on an exchange at the last reported sale price, or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (ii) valuing securities traded on the NASDAQ market, at the NASDAQ Official Closing Price, if available, otherwise at the last reported sale price, or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (iii) valuing other equity securities at the mean between the last reported bid and asked prices and (iv) valuing any securities for which market quotations are not readily available and any other assets at fair value as determined in accordance with policies and procedures adopted by the Board.

Debt securities (other than short-term obligations) including listed issues, are valued at the bid price on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices. Short-term debt securities (those with remaining maturities of 60 days or less) are valued at amortized cost.  Each of these methods has been determined in good faith by the Board to represent fair value for the affected securities.

In the event a price for a particular security is not available, or the available price is believed by CAMCO to be inaccurate, the security will be priced at its fair value in accordance with procedures approved by the Board, which in certain cases require involvement of a Valuation Committee of the Board.  It cannot be assured that any such fair value determination represents the price at which the particular securities could be sold during the period in which such fair value prices are used to determine the value of the Fund’s assets.  Thus, during periods when one or more of a Fund’s securities are valued at fair value, there is the risk that sales and redemptions of Fund shares at prices based on these values may dilute or increase the economic interests of remaining shareholders.

The Funds generally invest in securities that trade in U.S. markets. However, a Fund may occasionally invest in a non-U.S. security that trades in a foreign market where closing prices are established prior to the time closing prices are established for U.S.-traded securities.  If an event were to occur after the value of a Fund’s portfolio security was so established but before the Fund’s net asset value per share is determined that is likely to change materially the value of said portfolio security and therefore change the Fund’s net asset value, the Fund’s investment would be valued in accordance with fair value procedures established by the Board.  Additionally, because non-U.S. markets may be open on days and at times when U.S. markets are closed, the value of shares of a Fund that invests in such securities can change on days when shareholders are not able to buy or sell Fund shares.

HOW TO BUY AND REDEEM SHARES

Shares of the Funds are sold in a continuous offering without a sales charge and may be purchased on any business day through authorized dealers, including the Distributor.  Certain broker-dealers assist their clients in the purchase of shares from the Distributor and may charge a fee for this service in addition to the applicable NAV price for the shares.  After each investment, the shareholder and the authorized investment dealer receive confirmation statements of the number of shares purchased and owned.

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Minimum Investment

Individual Class shares - The minimum initial investment is $200 per Fund, except for continuous investment plans which have no minimum.  There is no minimum for subsequent purchases, except that the minimum for each subsequent telephone purchase per Fund is $1,000.

Institutional Class shares - The minimum initial aggregate investment in the Funds is $100,000 with no minimum per Fund, except that for Charitable Trusts or Grantor Trusts for which a charitable organization serves as trustee, the minimum initial per Fund investment is $25,000.  The minimum subsequent per Fund investment is $1,000, except that the minimum investment per Fund for a subsequent telephone purchase is $50,000.  No stock certificates representing shares purchased will be issued.  The Funds’ management reserves the right to reject any purchase order if, in its opinion, it is in a Fund’s best interest to do so.

Generally, shareholders may require the Funds to redeem their shares by sending a written request, signed by the record owner(s), to Steward Funds c/o FIS Global, P.O. Box 183004, Columbus, OH 43218-3004.  In addition, certain expedited redemption methods are available.

DIVIDENDS AND DISTRIBUTIONS

Each Fund’s policy is to distribute each year to shareholders substantially all of its investment company taxable income (which includes, among other items, dividends, interest and the excess of net short-term capital gains over net long-term capital losses).  Each Fund intends to declare and pay income dividends quarterly.  Each Fund intends to distribute to shareholders at least annually any net realized capital gains (the excess of net long-term capital gains over net short-term capital losses).  All dividends and capital gain distributions are reinvested in shares of the applicable Fund at net asset value without sales commission, except that any shareholder may otherwise instruct the Transfer Agent in writing and receive either type, or both types, of distributions in cash.  Shareholders are informed as to the sources of distributions at the time of payment.  Any dividend or distribution paid shortly after a purchase of shares by an investor will have the effect of reducing the per share net asset value of his or her shares by the amount of the dividend or distribution.  All or a portion of any such dividend or distribution, although in effect a return of capital, may be taxable, as set forth below.

TAXES

Set forth below is a discussion of certain U.S. federal income tax issues concerning the Funds and the purchase, ownership, and disposition of Fund shares.  This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances.  This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive.  Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

Each Fund intends to be taxed as a regulated investment company under Subchapter M of the Code.  Accordingly, each Fund generally must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies); any two issuers which the fund controls that are engaged in similar trades or businesses or; the securities of one or more qualified publicity traded partnerships.

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As a regulated investment company, a Fund generally is not subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of the Fund’s investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) for the taxable year is distributed.  Each Fund intends to distribute substantially all of such income.  Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level.  To avoid the tax, a Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years.  To avoid application of the excise tax, each Fund intends to make distributions in accordance with the calendar year distribution requirement.  A distribution will be treated as paid on December 31 of a calendar year if it is declared by a Fund in October, November or December of that year with a record date in such a month and paid by the Fund during January of the following year.  Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

SFI is organized as a Maryland corporation and, under current law, is not liable for any income or franchise tax in the State of Maryland, provided that the Funds qualify as regulated investment companies for purposes of Maryland law.

Wash Sales

The Code also contains a so-called “wash sale” rule pursuant to which losses incurred by a Fund from the sale or other disposition of securities, or contracts or options to sell or acquire securities, will not be deductible (but instead, must be added to the Fund’s basis in the newly acquired securities) if, within 30 days either before or after the date of such sale or exchange, the Fund acquires or enters into a contract or option to acquire substantially identical securities, or substantially identical contracts or options, respectively.  The application of the wash sale rules to a Fund could cause deferral of losses on sales that could increase the Fund’s taxable distributions of net capital gains.

Distributions

Distributions of investment company taxable income are taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares.  Dividends paid by a Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received by the Fund from U.S. corporations, may, subject to limitation, be eligible for the dividends received deduction.  However, the alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction.  Dividends that constitute “qualified dividend income” may be taxable to individual investors at the same rates applicable to long-term capital gains.  The reduced rates currently applicable to qualified dividend income and long-term capital gains for individuals are scheduled to expire after 2012.  (See “Tax Treatment of Dividends, Distributions and Redemptions,” in the Prospectus.)

Properly designated distributions of net capital gains, if any, will generally be taxable to shareholders as long-term capital gains, regardless of how long the shareholder has held a Fund’s shares, and are not eligible for the dividends received deduction.

Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of newly issued shares will receive a report as to the NAV of the shares received.

If the NAV of a Fund’s shares is reduced below a shareholder’s cost as a result of a distribution by the Fund, such distribution generally will be taxable even though it represents a return of invested capital.  Investors should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution.  The price of shares purchased at this time will include the amount of the forthcoming distribution, but the distribution will generally be taxable to the shareholder.

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If a Fund retains its net capital gains, although there are no plans to do so, the Fund may elect to treat such amounts as having been distributed to shareholders.  As a result, the shareholders would be subject to tax on undistributed capital gain, would be able to claim their proportionate share of the federal income taxes paid by the Fund on such gain as a credit against their own federal income tax liabilities, and would be entitled to an increase in the basis of their Fund shares.

Disposition of Shares

Upon a redemption, sale or exchange of shares of a Fund, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares.  A gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and the rate of tax will depend upon the shareholder’s holding period for the shares.  Gain or loss realized on shares held more than one year is generally long-term. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days, beginning 30 days before and ending 30 days after the shares are disposed of.  In such a case the basis of the shares acquired will be adjusted to reflect the disallowed loss.  If a shareholder holds Fund shares for six months or less and during that period receives a distribution taxable to the shareholder as long-term capital gain, any loss realized on the sale of such shares during such six-month period would be a long-term loss to the extent of such distribution.

Backup Withholding

Each Fund generally will be required to withhold federal income tax at a rate of 28% under current law (“backup withholding”) from dividends paid, capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish the Fund with the shareholder’s correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder that he or she has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding.  Any amounts withheld may be credited against the shareholder’s federal income tax liability.

Affordable Care Act

For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Funds and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person's "modified adjusted gross income" (in the case of an individual) or "adjusted gross income" (in the case of an estate or trust) exceeds specified threshold amounts.

Other Taxation

Distributions may be subject to additional state, local and foreign taxes, depending on each shareholder’s particular situation.  Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above, including the likelihood that ordinary income dividends to them would be subject to withholding of U.S. tax at a rate of 30% (or a lower treaty rate, if applicable).  Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

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OTHER INFORMATION

Custody of Assets.  All securities owned by the Funds and all cash, including proceeds from the sale of shares of the Funds and of securities in the Funds’ investment portfolios, are held by Fifth/Third Bank.

Shareholder Reports.  Semi-annual statements are furnished to shareholders, and annually such statements are audited by the independent accountants.

Independent Registered Public Accounting Firm. XXXXXXXXXXXXXXXXXX, the independent registered public accounting firm for the Funds, performs annual audits of the Funds’ financial statements.

Legal Counsel.  Dechert LLP, 1900 K Street, N.W., Washington, DC 20006, is legal counsel for the Funds.

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APPENDIX A

Capstone Asset Management Co.

Proxy Voting Policy

I.	Statement of Policy

It is the policy of Capstone Asset Management Company ("CAMCO") to vote proxies on securities held by its clients ("Clients") for which CAMCO exercises voting authority, including CAMCO's registered investment company clients, in the best interests of those Clients and without regard to the interests of the Adviser or any other client of the Adviser, and of Fund shareholders, in accordance with CAMCO's fiduciary duties under applicable law and in compliance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended ("Advisers Act"). CAMCO has adopted these proxy voting policies and procedures ("Procedures") for the voting of proxies relating to securities held in client accounts as to which CAMCO has voting authority, directly or indirectly. Indirect voting authority exists where CAMCO's voting authority is implied by a general obligation of investment authority without reservation of proxy voting authority. The Board of Directors/Trustees of the investment companies ("Funds") for which CAMCO acts as investment adviser, and for which CAMCO has discretionary authority to vote proxies, have directed CAMCO to follow these Procedures in voting proxies for the Funds.

II.	Limitations on Policy

a.	Client Instructions or Restrictions - CAMCO's exercise of voting rights for Client securities is subject to any applicable implementable instructions or restrictions that may be imposed by a particular Client, at any particular time. In such a case, CAMCO may vote proxies for a particular Client differently from those voted for a Client that does not provide instructions or restrictions.

b.	Securities on Loan - CAMCO may determine not to vote proxies in respect of securities of any issuer if it determines it would be in its client's overall best interests not to vote. Such determination may apply in respect of all client holdings of the securities or only certain specified clients, as the Adviser deems appropriate under the circumstances. As examples, CAMCO may determine: (a) not to recall securities on loan if, in its judgment, the negative consequences to clients of disrupting the securities lending program would outweigh the benefits of voting in the particular instance or (b) not to vote certain foreign securities positions if, in its judgment, the expense and administrative inconvenience outweighs the benefits to clients of voting the securities.

III.	Conflicts of Interest

If CAMCO determines that voting proxies with respect to a particular security would involve a material conflict between the interests of CAMCO and its affiliates, on the one hand, and those of one or more Clients, on the other, CAMCO will choose one of the following options:

o	Cause the proxies to be "echo voted" — i.e., in the same proportion as the votes of non-Client holders of the particular security;

o	Refer the voting decision to the Client;

o	Obtain from the Client an acknowledgement and waiver of the conflict to permit CAMCO to vote the proxies in accordance with the policies described in Appendix A.

IV.	Administration

a.	Obtaining Proxy Statements. CAMCO will take reasonable steps to assure that proxy statements are received from Clients' custodian(s), or any other appropriate person, in a timely manner. The accounts for which CAMCO is required to vote proxies are coded into the Fiserv APL System. On a quarterly basis, Compliance will run a “proxies voted” report from the Proxy Disclosure system. The Proxy Administrator will provide to Compliance a certification of voted proxies quarterly. See Appendix C. If any unvoted proxies appear, the Proxy Officer or Administrator will be charged with providing supporting documentation explaining why these ballots were not voted.

b.	Disclosure. CAMCO will comply with applicable requirements of the Securities and Exchange Commission regarding disclosures to Clients about these Procedures and about particular proxy votes. In particular, CAMCO will: provide Clients with a description of these Procedures; provide a copy of these Procedures to any Client upon request; and disclose to Clients how they may obtain information from CAMCO about particular proxy votes.

c.	Records. CAMCO will maintain and preserve records related to these Procedures in accordance with applicable regulatory requirements and the Firms Records Retention Policy.

d.	Proxy Voting Responsibility.

o	CAMCO has appointed Mel Cody, or his designee, to be the Proxy Officer responsible for proxy voting (see Appendix B). The Proxy Officer’s responsibility is to do the following:

o	Supervise the proxy voting process, including the identification of material conflicts of interest involving the Adviser and the proxy voting process in respect to securities owned by or on behalf of such clients;

o	Determine how to vote proxies relating to non-routine issues not covered by these guidelines; and

o	Determine when the Adviser may deviate from these guidelines.

o	A proxy assistant(s) will be appointed by CAMCO to assist the Chief Proxy Officer with his responsibilities. The proxy assistant may vote on his behalf the routine items as set forth in this document.

e.	Compliance Responsibility.

o	CAMCO has designated the Chief Compliance Officer, or his designee, to monitor compliance with these Procedures and with applicable regulatory requirements.

f.	Review of Procedures. CAMCO will review the policy periodically to assure their continuing appropriateness.

APPENDIX A

PROXY VOTING POLICIES

I. The Board of Directors

A.   Voting on Director Nominees in Uncontested Elections

We will generally vote for nominees. If we vote against management, the reasons for this decision will be kept in CAMCO's records.

B.   Chairman and CEO are the Same Person

We vote, on a case-by case basis, on shareholder proposals that would require the positions of chairman and CEO to be held by different persons.

C.   Majority of Independent Directors

Shareholder proposals that request that the board be comprised of a majority of independent directors are evaluated on a case by-case basis.

Shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively are reviewed on a case-by-case basis.

D.   Stock Ownership Requirements

We vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

E.   Term of Office

We vote against shareholder proposals to limit the tenure of outside directors.

F.   Director and Officer Indemnification and Liability Protection

Proposals concerning director and officer indemnification and liability protection are evaluated on a case-by-case basis.

We vote against proposals to limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care.

G.   Charitable Contributions

Votes for shareholder proposals to eliminate, direct or otherwise restrict charitable contributions are evaluated on a case-by case basis.

H.   Management Prerogatives

We vote against shareholder proposals the effect of which we believe falls correctly under the purview of management.

II. Proxy Contests

A.   Voting for Directors Nominees in Contested Elections

Votes in a contested election of directors are evaluated on a case-by-case basis, considering the following factors:

o	long-term financial performance of the target company relative to its industry

o	management's track record

o	background to the proxy contest

o	qualifications of director nominees (both slates)

o	evaluation of what each side is offering shareholders as well as the likelihood that the proposed objective and goals can be met

o	stock ownership positions.

B.   Reimburse Proxy Solicitation Expenses

Decisions to provide full reimbursement for dissidents waging a proxy contest are made on a case-by-case basis.

III. Auditors

Ratifying Auditors

o	We will generally vote for the selection of auditors. If we vote against the selection of auditors, the reasons for this decision will be kept in CAMCO's records.

o	We vote for shareholder proposals that prohibit the audit firm from providing consulting services.

o	We examine on a case-by-case basis, proposals to limit the term of successive engagements of any one audit firm.

IV. Proxy Contest Defenses

A.   Board Structure: Staggered vs. Annual Elections

We vote against proposals to classify the board.

We vote for proposals to repeal classified boards and to elect all directors annually.

B.   Shareholder Ability to Remove Directors

We vote against proposals that provide that directors may be removed only for cause.

We vote for proposals to restore shareholder ability to remove directors with or without cause.

We vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

We vote for proposals that permit shareholders to elect directors to fill board vacancies.

C.   Cumulative Voting

We vote against proposals to eliminate cumulative voting.

We vote for proposals to permit cumulative voting.

D.   Shareholder Ability to Call Special Meetings

Proposals allowing shareholders to call special meetings are evaluated on a case by case basis.

We generally vote against proposals to restrict or prohibit shareholder ability to call special meetings.

We generally vote for proposals that remove restrictions on the right of shareholders to act independently of management.

E.   Shareholder Ability to Act by Written Consent

We vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

We vote for proposals to allow or make easier shareholder action by written consent.

F.   Shareholder Ability to Alter the Size of the Board

We vote for proposals that seek to fix the size of the board.

We vote against proposals that give management the ability to alter the size of the board without shareholder approval.

V. Tender Offer Defenses

A.   Poison Pills

We vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

We review, on a case-by-case basis, shareholder proposals to redeem a company's poison pill.

We review, on a case-by-case basis, management proposals to ratify a poison pill.

B.   Fair Price Provisions

We vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more that a majority of disinterested shares.

We vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

C.   Unequal Voting Rights

We vote against dual class exchange offers.

We vote against dual class recapitalizations.

D.   Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

We vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

We vote for shareholder proposals to lower supermajority shareholder voter requirements for charter and bylaw amendments.

E.   Supermajority Shareholder Vote Requirement to Approve Mergers

We vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

We vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

VI. Miscellaneous Governance Provisions

Confidential Voting

We vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

We vote for management proposals to adopt confidential voting.

VII. Capital Structure

A.   Common Stock Authorization

We review, on a case-by-case basis, proposals to increase the number of shares of common stock authorized for issue.

B.   Blank Check Preferred Authorization

We vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.

We review, on a case-by-case basis, proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.

We review, on a case-by-case basis, proposals to increase the number of authorized blank check preferred shares.

C.   Shareholder Proposals Regarding Blank Check Preferred Stock

We vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

D.   Adjust Par Value of Common Stock

We vote for management proposals to reduce the par value of common stock

G.   Preemptive Rights

We review, on a case-by-case basis, proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.

H.   Debt Restructurings

We review, on a case-by-case basis, proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan. We consider the following issues:

o	Dilution — How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earning be?

o	Change in Control — Will the transaction result in a change of control of the company?

o	Bankruptcy — Is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?

Generally, we approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

I.   Share Repurchase Programs

We vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

VIII. Executive and Director Compensation

In general, we vote, on a case-by-case basis, on executive and director compensation plans, with the view that viable compensation programs reward the creation of shareholder wealth by having a high payout sensitivity to increases in shareholder value.

A.   Shareholder Proposals to Limit Executive and Director Pay

We review, on a case-by-case basis, all shareholder proposals that seek additional disclosure of executive and director pay information.

We review, on a case-by-case basis, all other shareholder proposals that seek to limit executive and director pay.

B.   Golden and Tin Parachutes

We review, on a case-by-case basis, all proposals to ratify or cancel golden or tin parachutes.

C.   Employee Stock Ownership Plans (ESOPs)

We vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).

D.   401(k) Employee Benefit Plans

We vote for proposals to implement a 401(k) savings plan for employees.

IX. State of Incorporation

A.   Voting on State Takeover Statutes

We review, on a case-by-case basis, proposals to opt in or out of share takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, shareholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

B.   Voting on Reincorporation Proposals

Proposals to change a company's state of incorporation are examined on a case-by-case basis.

X. Mergers and Corporate Restructurings

A.   Mergers and Acquisitions

Votes on mergers and acquisitions are considered on a case-by-case basis, taking into account at least the following:

o	anticipated financial and operating benefits;

o	offer price (cost vs. premium).

B.   Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeeze outs, leveraged buyouts, spin-offs, liquidations, and asset sales are considered on a case-by-case basis.

C.   Spin-offs

Votes on spin-offs are considered on a case-by-case basis, depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

D.   Asset Sales

Votes on asset sales are made, on a case-by-case basis, after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

E.   Liquidations

Votes on liquidations are made, on a case-by-case basis, after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executive managing the liquidation.

F.   Appraisal Rights

We vote for proposals to restore, or provide shareholders with, rights of appraisal.

G.   Changing Corporate Name

We generally vote for changing the corporate name. If we vote against the proposed change, the reasons will be noted in CAMCO's records.

XI. Mutual Fund Proxies

A.   Election of Directors/Trustees

We vote on director/trustee nominees on a case-by-case basis.

B.   Investment Advisory Agreement

We vote on investment advisory agreements on a case-by-case basis.

C.   Fundamental Investment Restrictions

We vote on amendments to a fund's fundamental investment restrictions on a case-by-case basis.

D.   Distribution Agreements

We vote on distribution agreements on a case-by-case basis.

XII. Social and Environmental Issues

We vote on shareholder proposals on social and environmental issues on a case-by-case basis.

APPENDIX B

1.   Proxy Officers

      Mel Cody

      John Wolf, designee

      Proxy Assistant

      Linda Edney

2.   Chief Compliance Officer

      Kimberly McLaney

      Patricia Mims, designee

APPENDIX C – Example Text

January 2, 2015

TO:	Umar Ethisham, Chief Compliance Officer of the Capstone Group of Funds

FROM:	Linda Edney, Proxy Voting Administrator

(Capstone Asset Management Company)

RE:	Written Certification for Proxy Voting Compliance Pursuant to Rule 38a-1

The attached Proxy Voting Reports list all securities voted on behalf of the Capstone Group of Funds for October 1, 2014 through December 31, 2014. Of 140 proxy votes requested for the quarter, there were no proxies not voted in compliance with the Funds’ proxy voting policies and procedures.

Two proxies show unvoted, but they appear on the report this way due to two WRAP accounts that have 0 shares appearing in the system. Supporting documentation is attached.

The meeting record for this proxy is also attached.

PROXY VOTING — ADDENDUM

We generally vote routine proxies for management's proposals. If we vote against management, CAMCO will keep a record of the reasons for such votes.

Routine issues include:

o	Re-election of board members

o	Name changes

o	Appointment of auditors or other professionals

Our guidelines on non-routine issues will be revised from time to time based on our research. We will vote on these matters generally in accordance with our guidelines, subject to our fiduciary duty and any legal requirements binding the applicable client's proxy votes. If we vote otherwise than in accordance with our guidelines, the reasons will be noted in CAMCO's records.

Non-routine issues include:

o	Acquisitions

o	Mergers

o	Spin-offs

o	Significant changes in the By-Laws, Articles of Incorporation, etc.

o	Anti-takeover provisions, poison pills

o	Rights offerings

o	Measure in authorized shares of common or preferred stock

STEWARD FUNDS, INC.

OTHER INFORMATION

(PART C TO REGISTRATION STATEMENT NO. 2-28174)

Item 28. Exhibits

All exhibits are filed herewith, unless otherwise indicated.

(a)(1)	Articles of Incorporation dated May 11, 1992 (1)

(a)(2)	Articles of Amendment, June, 2004 (2)

(a)(3)	Articles of Amendment, August, 2004 (3)

(a)(4)	Articles of Amendment, December 20, 2005 (5)

(a)(5)	Articles of Supplementary, December 20, 2005 (5)

(a)(6)	Articles of Supplementary, March 31, 2008 (11)

(a)(7)	Articles of Supplementary, DATE: November 30, 2016 (filed herewith)

(b)	By-Laws (1)

(c)	None

(d)	Investment Advisory Agreement between Capstone Asset Management and Registrant – to be updated by amendment.

(e)(1)	General Distribution Agreement – to be updated by amendment.

(e)(2)	Dealer and Selling Group Agreement (16)

(f)	Independent Contractor Agreement with Richard A. Nunn (16)

(g)	Custodian Agreement – to be updated by amendment

(h)(1)	Administration Agreement – to be updated by amendment

(h)(2)	Master Services Agreement (2)

(h)(2)-a	Amendment to Master Services Agreement (2)

(h)(2)-b	Amendment to Master Services Agreement (8)

(h)(2)-c	Amendment to Master Services Agreement (8)

(h)(2)-d	Amendment to Master Services Agreement (16)

(h)(2)-e	Amendment to Master Services Agreement – to be updated by amendment.

(h)(3)	Amended Consulting Services Agreement – to be updated by amendment.

(h)(4)	Amended Administrative Services Plan – to be updated by amendment.

(h)(5)	Amended Compliance Services Agreement dated May 1, 2014 – to be updated by amendment.

(h)(6)	Chief Compliance Officer Services Agreement dated November 16, 2016 – to be updated by amendment

(h)(7)	Class Action and Fair Funds Service Agreement – to be updated by amendment.

(i)	Opinion Letter from Dechert LLP. (11)

(j)(1)	Powers of Attorney of Messrs. Edward L. Jaroski, Leonard B. Melley, Jr., John M. Briggs, John R. Parker and William H. Herrmann, Jr. (filed herewith)

(j)(2)	Consent of Auditors relating to Steward Funds, Inc. – to be filed by amendment

(k)	None

(l)	None

(m)	Amended Service and Distribution Plan – to be updated by amendment (14)

(n)	Amended Rule 18f-3 Plan (14) – to be updated by amendment

(o)	Reserved.

(p)(1)	Amended Code of Ethics of the Capstone Funds and Capstone Asset Planning Company (filed herewith)

(1)	Filed with Post-Effective Amendment No. 56, dated April 17, 2000
(2)	Filed with Post-Effective Amendment No. 62, dated August 27, 2004
(3)	Filed with Post-Effective Amendment No. 63, dated August 31, 2004
(4)	Filed with Post-Effective Amendment No. 64, dated September 30, 2004
(5)	Filed with Post-Effective Amendment No. 65, dated October 1, 2004
(6)	Filed with Post-Effective Amendment No. 66, dated November 18, 2004
(7)	Filed with Post-Effective Amendment No. 80, dated December 27, 2005
(8)	Filed with Post-Effective Amendment No. 81, dated February 28, 2006
(9)	Filed with Post-Effective Amendment No. 84, dated January 9, 2008
(10)	Filed with Post-Effective Amendment No. 86, dated March 14, 2008
(11)	Filed with Post-Effective Amendment No. 87, dated March 31, 2008
(12)	Filed with Post-Effective Amendment No. 88, dated August 28, 2008
(13)	Filed with Post-Effective Amendment No. 89, dated August 28, 2009
(14)	Filed with Post-Effective Amendment No. 93, dated August 4, 2011
(15)	Filed with Post-Effective Amendment No. 95, dated August 28, 2012
(16)	Filed with Post-Effective Amendment No. 102, dated August 29, 2016

(17)	Filed with Post-Effective Amendment No. 104, dated [DATE]

Item 29. Persons Controlled by or Under Common Control with the Fund

Registrant is not controlled by, and is not under common control with, any person.

Item 30. Indemnification

The Articles of Incorporation include the following:

“Article 7.4 Indemnification. The Corporation, including its successors and assigns, shall indemnify its directors and officers and make advance payment of related expenses to the fullest extent permitted, and in accordance with the procedures required, by the General Laws of the State of Maryland and the Investment Company Act of 1940. The By-Laws may provide that the Corporation shall indemnify its employees and/or agents in any manner and within such limits as permitted by applicable by law. Such indemnification shall be in addition to any other right or claim to which any director, officer, employee or agent may otherwise be entitled. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise or employee benefit plan, against any liability (including, with respect to employee benefit plans, excise taxes) asserted against and incurred by such person in any such capacity or arising out of such person's position, whether or not the Corporation would have had the power to indemnify against such liability. The rights provided to any person by this Article 7.4 shall be enforceable against the Corporation by such person who shall be presumed to have relied upon such rights in serving or continuing to serve in the capacities indicated herein. No amendment of these Articles of Incorporation shall impair the rights of any person arising at any time with respect to events occurring prior to such amendment.”

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

To the extent that the Articles of Incorporation, By-Laws or any other instrument pursuant to which the Registrant is organized or administered indemnify any director or officer of the Registrant, or that any contract or agreement indemnifies any person who undertakes to act as investment advisor or principal underwriter to the Registrant, any such provisions protecting or purporting to protect such persons against any liability to the Registrant or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence, in the performance of his/her duties, or by reason of his/her reckless disregard of his/her duties pursuant to the conduct of his/her office or obligations pursuant to such contract or agreement, will be interpreted and enforced in a manner consistent with the provisions of Section 17(h) and (i) of the Investment Company Act of 1940, as interpreted from time to time by authorized regulatory, judicial or other authorities.

Item 31. Business and Other Connections of the Investment Adviser

Capstone Asset Management Company (“CAMCO”) is investment advisor to Steward Funds, Inc. CAMCO also manages private accounts. For further information see “Directors and Officers” in Part B hereof.

Item 32. Principal Underwriters

(a)	The principal underwriter of the Registrant is Capstone Asset Planning Company.

(b)	Directors and Officers of the Registrant's Principal Underwriter:

Name and Principal Business Address*	Positions and Offices with Underwriter	Positions and Offices with Registrant

Michael L. Kern, III, CFA	President, Chief Executive Officer, Secretary, Treasurer, General Sec. Principal	Director, President, Secretary and Treasurer

Kassy Cox	Principal Financial Accounting Officer	N/A

Kimberly Wallis-McLaney	Chief Compliance Officer, Principal and AML Officer	Assistant Vice President Compliance

*	The principal business address of each person listed in the table is 3700 West Sam Houston Parkway South, Suite 250, Houston, Texas 77042.

Item 33. Location of Accounts and Records

Capstone Asset Management Company, the investment adviser to the Registrant, 3700 West Sam Houston Parkway South, Suite 250, Houston, Texas 77042, Fifth Third Bank, the custodian of the Registrant, 38 Fountain Square, Cincinnati, Ohio 45263, Citi Fund Services, Inc., the accounting agent, 3435 Stelzer Road, Columbus, Ohio, 43219 and FIS Investor Services, LLC, Transfer Agent of the Registrant, 4249 Easton Way, Suite 400, Columbus, Ohio, 43219, Iron Mountain, 1888 Stebbins Drive, Houston, Texas 77043, maintain physical possession of each account, book or other document required to be maintained by Section 31(a) of Investment Company Act of 1940 and the rules promulgated thereunder.

Item 34. Management Services

Not applicable.

Item 35. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 104 to Registrant's Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, and State of Texas on the 30th day of November, 2016.

STEWARD FUNDS, INC. Registrant

By: /s/ MICHAEL L. KERN, III, CFA

Michael L. Kern III, President

Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date
/s/ MICHAEL L. KERN, III, CFA	President	November 30, 2016
Michael L. Kern, III	(Principal Executive Officer)

/s/ KASSY COX	Principal Financial & Accounting Officer	November 30, 2016
Kassy Cox

/s/ EDWARD L. JAROSKI *	Chairman of the Board, Director	November 30, 2016
Edward L. Jaroski

/s/ JOHN R. PARKER*	Director	November 30, 2016
John R. Parker

/s/ LEONARD B. MELLEY, JR.*	Director	November 30, 2016
Leonard B. Melley, Jr.

/s/ JOHN M. BRIGGS*	Director	November 30, 2016
John M. Briggs

/s/ WILLIAM H. HERRMANN, JR.*	Director	November 30, 2016
William H. Herrmann, Jr.

*By:        /s/ MICHAEL L. KERN, III, CFA

Michael L. Kern, III, CFA Attorney-In-Fact

EXHIBIT INDEX

(a)(7)	Articles of Supplementary
(j)(1)	Powers of Attorney